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                                                                   EXHIBIT 10.6


                              SMITH BARNEY SHEARSON

                         PROTOTYPE DEFINED CONTRIBUTION

                                PLAN DOCUMENT #05

                                       AND

                                 TRUST AGREEMENT

















ADOPTION OF A QUALIFIED PLAN HAS IMPORTANT LEGAL AND TAX IMPLICATIONS. EMPLOYERS SHOULD CONSULT WITH THEIR COUNSEL CONCERNING THE ADOPTION OF THIS PLAN.




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
                                                         TABLE OF CONTENTS

         PART 1

         SECTION 1.        INTRODUCTION AND CONSTRUCTION........................................................  1
                  1.1      Introduction.........................................................................  1
                  1.2      Controlling Laws.....................................................................  1
                  1.3      Construction.........................................................................  1
                  1.4      TRA 86 Amendments....................................................................  2

         SECTION 2.        DEFINITIONS..........................................................................  2
                  2.1      Account..............................................................................  2
                  2.2      Active Participant...................................................................  2
                           2.2(a)   Standard Option.............................................................  2
                                    2.2(a)(1)        Standardized Plans.........................................  2
                                    2.2(a)(2)        Nonstandardized Plans......................................  2
                           2.2(b)   Alternative.................................................................  2
                           2.2(c)   Minimum Coverage Requirement................................................  3
                           2.2(d)   Special Elapsed Time Equivalency Rule.......................................  4
                                    2.2(d)(1)        Standard Option............................................  4
                                    2.2(d)(2)        Alternative................................................  4
                  2.3      Adoption Agreement...................................................................  4
                  2.4      Affiliate............................................................................  4
                  2.5      Allocation Date......................................................................  4
                  2.6      Average Annual Compensation..........................................................  4
                  2.7      Beneficiary..........................................................................  4
                  2.8      Board................................................................................  5
                  2.9      Code.................................................................................  5
                  2.10     Compensation.........................................................................  5
                           2.10(a)  Common Law Employees........................................................  5
                                    2.10(a)(1)       Standard Option............................................  5
                                    2.10(a)(2)       Alternative................................................  5
                           2.10(b)  Self-Employed...............................................................  6
                           2.10(c)  Leased Employees............................................................  6
                           2.10(d)  Determination Period........................................................  6
                                    2.10(d)(1)       Standard Option............................................  6
                                    2.10(d)(2)       Alternative................................................  6
                           2.10(e)  Limitation..................................................................  6
                           2.10(f)  Salary Reductions...........................................................  6
                                    2.10(f)(1)       Standard Option............................................  6
                                    2.10(f)(2)       Alternative................................................  7
                           2.10(g)  Special Rules...............................................................  7
                  2.11     Covered Compensation.................................................................  7
                  2.12     Disability or Disabled...............................................................  8
                  2.13     Early Retirement Age.................................................................  8
                           2.13(a)  Standard Option.............................................................  8
                           2.13(b)  Alternative.................................................................  8


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
                  2.14     Earned Income........................................................................  8
                  2.15     Effective Date.......................................................................  8
                  2.16     Election Form........................................................................  8
                  2.17     Elective Deferral....................................................................  8
                  2.18     Elective Deferral Account............................................................  8
                           2.19(b)  Alternative.................................................................  9
                  2.20     Employee.............................................................................  9
                  2.21     Employee Account.....................................................................  9
                  2.22     Employee Contribution................................................................  9
                  2.23     Employer ............................................................................ 10
                  2.24     Employer Account..................................................................... 10
                  2.25     Employer Contribution................................................................ 10
                  2.26     Entry Date........................................................................... 10
                           2.26(a)  Standard Option............................................................. 10
                           2.26(b)  Alternative................................................................. 10
                  2.27     ERISA................................................................................ 10
                  2.28     Family Members....................................................................... 10
                  2.29     Final Compliance Date................................................................ 10
                  2.30     Forfeiture........................................................................... 10
                  2.31     401(k) Plan.......................................................................... 10
                  2.32     Fund................................................................................. 10
                  2.33     Fund Earnings........................................................................ 10
                  2.34     Highly Compensated Employee.......................................................... 10
                  2.35     Integration Level.................................................................... 10
                  2.36     Leased Employee...................................................................... 11
                  2.37     Matching Account..................................................................... 11
                  2.38     Matching Contribution................................................................ 11
                  2.39     Maximum Disparity Rate............................................................... 11
                           2.39(a)  Standard Option............................................................. 11
                           2.39(b)  Alternative................................................................. 11
                  2.40     Money Purchase Pension Plan.......................................................... 12
                  2.41     Net Profits.......................................................................... 12
                           2.41(a)  Standard Option............................................................. 12
                           2.41(b)  Alternative................................................................. 12
                  2.42     Nonhighly Compensated Employee....................................................... 12
                  2.43     Normal Retirement Age................................................................ 12
                           2.43(a)  General..................................................................... 12
                                    2.43(a)(1)       Standard Option............................................ 12
                                    2.43(a)(2)       Alternative................................................ 12
                           2.43(b)  Special Rules............................................................... 12
                                    2.43(b)(1)       Mandatory Retirement Age................................... 12
                                    2.43(b)(2)       Transitional Rule.......................................... 12
                  2.44     Owner-Employee....................................................................... 13
                  2.45     Paired Plans......................................................................... 13
                  2.46     Participant.......................................................................... 13
                  2.47     Participating Affiliate.............................................................. 13



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

                  2.48     Participation Requirement............................................................ 13
                           2.48(a)  Standard Option............................................................. 13
                           2.48(b)  Alternative................................................................. 13
                  2.49     Plan................................................................................. 14
                  2.50     Plan Administrator................................................................... 14
                           2.50(a)  Standard Option............................................................. 14
                           2.50(b)  Alternative................................................................. 14
                  2.51     Plan Year............................................................................ 14
                  2.52     Preexisting Plan..................................................................... 14
                  2.53     Profit Sharing Plan.................................................................. 14
                  2.54     Prototype Sponsor.................................................................... 14
                  2.55     Qualified Matching Contribution...................................................... 14
                  2.56     Qualified Matching Account........................................................... 14
                  2.57     Qualified Nonelective Contribution................................................... 14
                  2.58     Qualified Nonelective Account........................................................ 14
                  2.59     Rollover Account..................................................................... 14
                  2.60     Rollover Contribution................................................................ 14
                  2.61     Self-Employed Individual............................................................. 15
                  2.62     Spouse............................................................................... 15
                  2.63     Target Benefit Pension Plan.......................................................... 15
                  2.64     Taxable Wage Base.................................................................... 15
                  2.65     TRA 86............................................................................... 15
                  2.66     Trust Agreement...................................................................... 15
                  2.67     Trustee.............................................................................. 15
                  2.68     Valuation Date....................................................................... 15

         SECTION 3.        SERVICE DEFINITIONS AND RULES........................................................ 15
                  3.1      Hour of Service Method (Standard Option)............................................. 15
                           3.1(a)   Break in Service............................................................ 16
                                    3.1(a)(1)        General.................................................... 16
                                    3.1(a)(2)        Maternity/Paternity Rule................................... 16
                           3.1(b)   Computation Period.......................................................... 16
                                    3.1(b)(1)        General.................................................... 16
                                    3.1(b)(2)        Vesting.................................................... 16
                                    3.1(b)(3)        Participation.............................................. 16
                                    3.1(b)(4)        Change in Computation Period............................... 17
                           3.1(c)   Hour of Service............................................................. 17
                                    3.1(c)(1)        General.................................................... 17
                                    3.1(c)(2)        Determination.............................................. 18
                           3.1(d)   Year of Service............................................................. 18
                                    3.1(d)(1)        Standard Option............................................ 18
                                    3.1(d)(2)        Alternative................................................ 19
                           3.1(e)   Change in Service Calculation Method........................................ 19
                  3.2      Elapsed Time Method (Alternative).................................................... 19
                           3.2(a)   Break in Service............................................................ 19
                                    3.2(a)(1)        General.................................................... 19
                                    3.2(a)(2)        Maternity/Paternity Rule................................... 19


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

                           3.2(b)   Hour of Service............................................................. 20
                           3.2(c)   Period of Severance......................................................... 20
                           3.2(d)   Period of Service........................................................... 20
                                    3.2(d)(1)        General.................................................... 20
                                    3.2(d)(2)        Aggregation................................................ 20
                           3.2(e)   Year of Service............................................................. 20
                           3.2(f)   Change in Service Calculation Method........................................ 20
                  3.3      Service Before Effective Date........................................................ 21
                  3.4      Service with Predecessor Employer.................................................... 21
                           3.4(a)   Standard Option............................................................. 21
                           3.4(b)   Alternative................................................................. 21
                  3.5      Leased Employees..................................................................... 21
                  3.6      Service with Affiliates.............................................................. 21
                  3.7      Special Break in Service Rules....................................................... 21
                           3.7(a)   Standard Option............................................................. 21
                           3.7(b)   Alternative................................................................. 21
                                    3.7(b)(1)        One Year Hold-Out Rule..................................... 21
                                    3.7(b)(2)        Pre-Participation Rule..................................... 22
                                    3.7(b)(3)        Rule of Parity............................................. 22
                                    3.7(b)(4)        Alternative Maternity/Paternity Rule....................... 23
                           3.7(c)   Vesting on Reemployment After Break in Service.............................. 23
                  3.8      Service Exclusions for Vesting Purposes.............................................. 23
                           3.8(a)   Standard Option............................................................. 23
                           3.8(b)   Alternative................................................................. 24

         SECTION 4.        PARTICIPATION........................................................................ 24
                           General Rule......................................................................... 24
                  4.1      Special Rules........................................................................ 24
                           4.1(a)   Preexisting Plan............................................................ 24
                           4.1(b)   Reemployment Before Satisfying Participation Requirements................... 24
                           4.1(c)   Reemployment After Satisfying Participation Requirement..................... 24
                           4.1(d)   Status Change............................................................... 24
                  4.2      Participant Information.............................................................. 24
                  4.3      No Employment Rights................................................................. 24

         SECTION 5.        CONTRIBUTIONS........................................................................ 25
                  5.1      Profit Sharing Plan.................................................................. 25
                           5.1(a)   Standard Option............................................................. 25
                           5.1(b)   Alternative................................................................. 25
                  5.2      Money Purchase Pension Plan.......................................................... 25
                           5.2(b)   Alternative................................................................. 25
                  5.3      401(k) Plan.......................................................................... 25
                           5.3(a)   General..................................................................... 25
                                    5.3(a)(1)        Standard Option............................................ 25
                                    5.3(a)(2)        Alternative................................................ 25
                           5.3(b)   Matching Contributions...................................................... 25
                           5.3(c)   Qualified Matching Contributions............................................ 26


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

                           5.3(d)   Qualified Nonelective Contribution.......................................... 26
                           5.3(e)   Discretionary Employer Contribution......................................... 27
                           5.3(f)   Elective Deferrals.......................................................... 27
                           5.3(g)   Employee Contributions...................................................... 27
                           5.3(h)   Election Rules and Limitations.............................................. 27
                                    5.3(h)(1)        General.................................................... 27
                                    5.3(h)(2)        Commencement of Election................................... 28
                                    5.3(h)(3)        Revision of Election....................................... 28
                                    5.3(h)(4)        Termination of Election.................................... 28
                                    5.3(h)(5)        Resumption after Termination............................... 28
                                    5.3(h)(6)        Effective Dates of Elections............................... 28
                           5.3(i)   Application of Forfeitures.................................................. 29
                                    5.3(i)(1)        Standard Option............................................ 29
                                    5.3(i)(2)        Alternative................................................ 29
                  5.4      Target Benefit Pension Plan.......................................................... 29
                           5.4(a)   General..................................................................... 29
                                    5.4(a)(1)        Step 1..................................................... 29
                                    5.4(a)(2)        Step 2..................................................... 30
                                    5.4(a)(3)        Step 3..................................................... 30
                           5.4(b)   Theoretical Reserve......................................................... 30
                           5.4(c)   Past Service Credits........................................................ 31
                           5.4(d)   TRA 86 Amendment............................................................ 31
                           5.4(e)   Special Definitions and Rules............................................... 31
                                    5.4(e)(1)        Cumulative Disparity Limit................................. 31
                                    5.4(e)(2)        Cumulative Disparity Reduction............................. 31
                                    5.4(e)(3)        Current Stated Benefit..................................... 32
                                    5.4(e)(4)        Fresh-Start Date........................................... 33
                                    5.4(e)(5)        Frozen Accrued Stated Benefit.............................. 33
                                    5.4(e)(6)        Maximum Excess Allowance................................... 34
                                    5.4(e)(7)        Overall Permitted Disparity Limit.......................... 34
                                    5.4(e)(8)        Prior Safe Harbor Plan..................................... 34
                                    5.4(e)(9)        Year of Participation...................................... 34
                                    5.4(e)(10)       Years of Projected Participation........................... 35
                  5.5      Rollover Contributions............................................................... 35
                           5.5(a)   Standard Option............................................................. 35
                           5.5(b)   Alternative................................................................. 35
                  5.6      No Employee or Matching Contributions................................................ 35
                  5.7      No Deductible Voluntary Employee Contributions....................................... 35
                  5.8      General Rules Applicable to All Contributions........................................ 35
                           5.8(a)   Limitations on Contributions................................................ 35
                           5.8(b)   Codess.415.................................................................. 36
                           5.8(c)   Codess.416.................................................................. 36
                           5.8(d)   Leased Employees............................................................ 36
                           5.8(e)   Owner-Employees............................................................. 36
                                    5.8(e)(1)        General.................................................... 36
                                    5.8(e)(2)        Control.................................................... 37



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

         SECTION 6.        ALLOCATIONS TO ACCOUNTS.............................................................. 37
                  6.1      Establishment and Maintenance of Accounts............................................ 37
                  6.2      Allocation of Fund Earnings.......................................................... 37
                           6.2(a)   General..................................................................... 37
                           6.2(b)   Allocation Procedures....................................................... 37
                  6.3      Allocation of Contributions and Forfeitures.......................................... 37
                           6.3(a)   Profit Sharing Plan......................................................... 38
                                    6.3(a)(1)        Nonintegrated.............................................. 38
                                    6.3(a)(2)        Integrated................................................. 38
                           6.3(b)   Money Purchase Pension Plan................................................. 39
                           6.3(c)   401(k) Plan................................................................. 39
                                    6.3(c)(1)        Elective Deferrals and Employer Contributions.............. 39
                                    6.3(c)(2)        Matching Contributions and Qualified Matching
                                                     Contributions.............................................. 39
                                    6.3(c)(3)        Qualified Nonelective Contributions........................ 40
                                    6.3(c)(4)        Discretionary Employer Contribution........................ 40
                           6.3(d)   Target Benefit Pension Plan................................................. 41
                           6.3(e)   Top-Heavy Minimum Allocation................................................ 41
                           6.3(f)   Rollover Contributions...................................................... 41
                  6.4      Allocation Report.................................................................... 41
                  6.5      Allocation Corrections............................................................... 41

         SECTION 7.        STATUTORY LIMITATIONS ON ALLOCATIONS................................................. 42
                  7.1      Effective Date....................................................................... 42
                  7.2      Limitations on annual Additions Under Codess.415..................................... 42
                           7.2(a)   Special Definitions......................................................... 42
                                    7.2(a)(1)        Annual Additions........................................... 42
                                    7.2(a)(2)        Compensation............................................... 42
                                    7.2(a)(3)        Defined Benefit Fraction................................... 43
                                    7.2(a)(4)        Defined Contribution Dollar Limitation..................... 44
                                    7.2(a)(5)        Defined Contribution Fraction.............................. 44
                                    7.2(a)(6)        Employer................................................... 45
                                    7.2(a)(7)        Excess Amount.............................................. 45
                                    7.2(a)(8)        Highest Average Compensation............................... 45
                                    7.2(a)(9)        Limitation Year............................................ 45
                                    7.2(a)(10)       Master or Prototype Plan................................... 45
                                    7.2(a)(11)       Maximum Aggregate Amount................................... 45
                                    7.2(a)(12)       Maximum Permissible Amount................................. 45
                                    7.2(a)(13)       Projected Annual Benefit................................... 46
                           7.2(b)   Limitation If No Other Plans................................................ 46
                                    7.2(b)(1)        Profit Sharing Plan........................................ 46
                                    7.2(b)(2)        Money Purchase Pension Plan or Target Benefit Pension
                                                     Plan....................................................... 46
                                    7.2(b)(3)        401(k) Plan................................................ 47
                                    7.2(b)(4)        Suspense Account........................................... 47
                           7.2(c)   Limitation If Other Defined Contribution Master or Prototype Plan........... 47
                           7.2(d)   Limitation If Other Defined Contribution Plan............................... 49


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

                                    7.2(d)(1)        Standard Option............................................ 49
                                    7.2(d)(2)        Alternative................................................ 49
                           7.2(e)   Limitation If Other Defined Benefit Plan.................................... 49
                           7.2(f)   Compensation for Determination of Maximum Permissible Amount................ 49
                  7.3      Individual Limitation on Elective Deferrals Under Codess.402(g)...................... 50
                           7.3(a)   General..................................................................... 50
                           7.3(b)   Elective Deferrals.......................................................... 50
                           7.3(c)   Excess Elective Deferrals................................................... 50
                           7.3(d)   Distribution of Excess Elective Deferrals................................... 50
                           7.3(e)   Determination of Income or Loss............................................. 50
                           7.3(f)   Claims Procedure............................................................ 50
                                    7.3(f)(2)        Deemed Claim............................................... 51
                  7.4      Limitations on Elective Deferrals for Highly Compensated Employees under
                           Code ss. 401(k)...................................................................... 51
                           7.4(a)   Special Definitions......................................................... 51
                                    7.4(a)(1)        Actual Deferral Percentage................................. 51
                                    7.4(a)(2)        ADP (or Average Actual Deferral Percentage)................ 51
                                    7.4(a)(3)        Employer Contributions..................................... 51
                                    7.4(a)(4)        Excess Contributions....................................... 52
                                    7.4(a)(5)        Highly Compensated Employee................................ 52
                           7.4(b)   ADP Limit................................................................... 53
                           7.4(c)   Special Rules............................................................... 53
                                    7.4(c)(1)        Other Plans................................................ 53
                                    7.4(c)(2)        Aggregation................................................ 53
                                    7.4(c)(3)        Family Members............................................. 54
                                    7.4(c)(4)        Timing..................................................... 54
                                    7.4(c)(6)        Other Requirements......................................... 54
                           7.4(d)   Distribution of Excess Contributions........................................ 54
                                    7.4(d)(1)        General.................................................... 54
                                    7.4(d)(2)        Determination of Income or Loss............................ 54
                                    7.4(d)(3)        Order for Determining Excess Contributions................. 55
                                    7.4(d)(4)        Accounting for Excess Contributions........................ 55
                           7.4(e)   Recharacterization.......................................................... 55
                  7.5      Limitations on Employee Contributions and Matching Contributions under Code
                           ss. 401(m)........................................................................... 56
                           7.5(a)   Special Definitions......................................................... 56
                                    7.5(a)(1)        Aggregate Limit............................................ 56
                                    7.5(a)(2)        ACP (or Average Contribution Percentage)................... 56
                                    7.5(a)(3)        Contribution Percentage.................................... 56
                                    7.5(a)(4)        Contribution Percentage Amount............................. 56
                                    7.5(a)(5)        Employee Contribution...................................... 57
                                    7.5(a)(6)        Excess Aggregate Contribution.............................. 57
                                    7.5(a)(7)        Matching Contributions..................................... 57
                           7.5(b)   ACP Limit................................................................... 57
                           7.5(c)   Special Rules............................................................... 58
                                    7.5(c)(1)        Multiple Use............................................... 58
                                    7.5(c)(2)        Other Plans................................................ 58


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

                                    7.5(c)(3)        Aggregation................................................ 58
                                    7.5(c)(4)        Family Members............................................. 59
                                    7.5(c)(5)        Timing..................................................... 59
                                    7.5(c)(6)        Records.................................................... 59
                                    7.5(c)(7)        Other Requirements......................................... 59
                           7.5(d)   Distribution of Excess Aggregate Contributions.............................. 59
                                    7.5(d)(1)        General.................................................... 59
                                    7.5(d)(2)        Determination of Income or Loss............................ 59
                                    7.5(d)(3)        Order for Determining Excess Aggregate
                                                     Contributions.............................................. 60
                                    7.5(d)(4)        Account in for Excess Aggregate Contributions.............. 60
                                    7.5(d)(5)        Allocation of Forfeitures.................................. 60

         SECTION 8.        VESTING AND FORFEITURES.............................................................. 60
                  8.1      Determination of Nonforfeitable Percentage........................................... 60
                           8.1(a)   Fully Vested Accounts....................................................... 60
                           8.1(b)   Death, Disability and Retirement............................................ 60
                           8.1(c)   Other Separation From Service............................................... 61
                           8.1(d)   Employee Contribution Withdrawals........................................... 61
                  8.2      Forfeiture and Special Reemployment Rules............................................ 61
                           8.2(a)   Buy Back Rule (Standard Option)............................................. 61
                                    8.2(a)(1)        Forfeiture................................................. 61
                                    8.2(a)(2)        Reemployment............................................... 62
                           8.2(b)   Automatic Restoration (Alternative)......................................... 62
                                    8.2(b)(1)        Forfeiture................................................. 62
                                    8.2(b)(2)        Reemployment............................................... 62
                           8.2(c)   Deemed Distribution......................................................... 63
                           8.2(d)   Restoration Sources......................................................... 63
                           8.2(e)   Date Forfeitures Applied or Allocated....................................... 64
                           8.2(f)   In-service Distributions.................................................... 64

         SECTION 9.        ACCOUNT DISTRIBUTION - GENERAL RULES................................................. 64
                  9.1      After Separation From Service........................................................ 64
                           9.1(a)   Timing...................................................................... 64
                                    9.1(a)(1)        Standard Option............................................ 64
                                    9.1(a)(2)        Alternative................................................ 64
                           9.1(b)   Reemployment................................................................ 64
                           9.1(c)   $3,500 Cashout.............................................................. 65
                           9.1(d)   Claim....................................................................... 65
                           9.1(e)   Election to Defer Payment................................................... 65
                                    9.1(e)(1)        Standard Option............................................ 65
                                    9.1(e)(2)        Alternative................................................ 65
                           9.1(f)   Early Retirement Age........................................................ 66
                           9.1(g)   Death....................................................................... 66
                  9.2      Before Separation From Service....................................................... 66
                           9.2(a)   Money Purchase Pension Plan or Target Benefit Pension Plan.................. 66
                                    9.2(a)(1)        Standard Option............................................ 66


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

                                    9.2(a)(2)        Alternative................................................ 66
                           9.2(b)   401(k) Plan................................................................. 66
                                    9.2(b)(1)        Distribution Restrictions.................................. 66
                                    9.2(b)(2)        Termination of Plan or Disposition of Assets or
                                                     Subsidiary................................................. 66
                                    9.2(b)(3)        Hardship Distribution...................................... 67
                                    9.2(b)(4)        Distributions on or after Age 59-1/2....................... 69
                                    9.2(b)(5)        Employer Account and Matching Account...................... 69
                           9.2(c)   Profit Sharing Plan......................................................... 69
                           9.2(d)   Withdrawals from Employee Account........................................... 69
                                    9.2(d)(1)        Standard Option............................................ 69
                                    9.2(d)(2)        Alternative................................................ 69
                           9.2(e)   Plan Termination............................................................ 70
                  9.3      Consent.............................................................................. 70
                           9.3(a)   General..................................................................... 70
                           9.3(b)   Exceptions.................................................................. 70
                           9.3(c)   Immediately Distributable................................................... 70
                           9.3(d)   Accumulated Deductible Employee Contributions............................... 70
                  9.4      Form of Distribution................................................................. 71
                  9.5      Minimum Distributions................................................................ 71
                  9.6      Missing Person....................................................................... 71
                  9.7      No Estoppel of Plan.................................................................. 71
                  9.8      Administration....................................................................... 71
         SECTION 10.       BENEFIT PAYMENT FORMS - JOINT AND SURVIVOR ANNUITY
                           REQUIREMENTS......................................................................... 72
                  10.1     Application and Special Definitions.................................................. 72
                           10.1(a)  Annuity Starting Date....................................................... 72
                           10.1(b)  Earliest Retirement Age..................................................... 72
                           10.1(c)  Election Period............................................................. 72
                           10.1(d)  Life Annuity................................................................ 72
                           10.1(e)  Qualified Election.......................................................... 73
                           10.1(f)  Qualified Joint and Survivor Annuity........................................ 73
                                    10.1(f)(1)       Standard Option............................................ 73
                                    10.1(f)(2)       Alternative................................................ 73
                           10.1(g)  Qualified Preretirement Survivor Annuity.................................... 73
                                    10.1(g)(1)       Standard Option............................................ 74
                                    10.1(g)(2)       Alternative................................................ 74
                           10.1(h)  Vested Account Balance...................................................... 74
                  10.2     Distribution to Participant.......................................................... 74
                  10.3     Distribution to Surviving Spouse..................................................... 74
                  10.4     Notice Requirements.................................................................. 74
                           10.4(a)  Qualified Joint and Survivor Annuity and Life Annuity....................... 74
                           10.4(b)  Qualified Preretirement Survivor Annuity.................................... 75
                  10.5     Safe Harbor Rules.................................................................... 75
                           10.5(a)  Application................................................................. 75
                           10.5(b)  Conditions.................................................................. 75


                           10.5(c)  Surviving Spouse............................................................ 76
                           10.5(d)  Waiver of Spousal Benefit................................................... 76
                           10.5(e)  Vested Account Balance...................................................... 76
                  10.6     Option Forms......................................................................... 76
                           10.6(a)  General..................................................................... 76
                           10.6(b)  Before Separation From Service.............................................. 76
                           10.6(c)  After Separation From Service............................................... 76
                                    10.6(c)(1)       Standard Option............................................ 76
                                    10.6(c)(2)       Alternative................................................ 76
                           10.6(d)  No Method Selected.......................................................... 77
                           10.6(e)  Single Sum.................................................................. 77
                           10.6(f)  In Kind Distributions....................................................... 77
                  10.8     Transitional Rules................................................................... 77
                           10.9     Direct Rollovers............................................................ 79
                           10.9(a)  General..................................................................... 79
                           10.9(b)  Definitions................................................................. 79
                                    10.9(b)(1)       Eligible Rollover Distribution............................. 79
                                    10.9(b)(2)       Eligible Retirement Plan................................... 79
                                    10.9(b)(3)       Distributee................................................ 79

         SECTION 11.       MINIMUM DISTRIBUTION REQUIREMENTS.................................................... 80
                  11.1     General.............................................................................. 80
                  11.2     Special Definitions.................................................................. 80
                           11.2(a)  Applicable Calendar Year.................................................... 80
                           11.2(b)  Applicable Life Expectancy.................................................. 80
                           11.2(c)  Designated Beneficiary...................................................... 80
                           11.2(d)  Distribution Calendar Year.................................................. 80
                           11.2(e)  Life Expectancy............................................................. 80
                           11.2(f)  Participant's Benefit....................................................... 80
                           11.2(g)  Required Beginning Date..................................................... 81
                                    11.2(g)(1)       General Rule............................................... 81
                                    11.2(g)(2)       Age 70 1/2Before 1988...................................... 81
                                    11.2(g)(3)       Age 70 1/2During 1988...................................... 81
                                    11.2(g)(4)       5% Owner................................................... 81
                  11.3     Required Beginning Date.............................................................. 81
                  11.4     Limits on Distribution Periods....................................................... 82
                  11.5     Determination of Amount to be Distributed Each Year.................................. 82
                           11.5(a)  Individual Account.......................................................... 82
                                    11.5(a)(1)       General.................................................... 82
                                    11.5(a)(2)       Incidental Death Benefit Rules............................. 82
                                    11.5(a)(3)       Timing..................................................... 83
                           11.5(b)  Annuity Contracts........................................................... 83
                  11.6     Death Distribution Provisions........................................................ 83
                           11.6(a)  Distribution Beginning Before Death......................................... 83
                           11.6(b)  Distribution Beginning After Death.......................................... 83
                           11.6(c)  Special Rules............................................................... 84
                  11.7     Special Pre-TEFRA Distribution Election.............................................. 84


                           11.7(a)  General Rule................................................................ 84
                           11.7(b)  Special Pre-TEFRA Distribution Election..................................... 84
                           11.7(c)  Current Distributions....................................................... 84
                           11.7(d)  Revocation.................................................................. 85

         SECTION 12.       TOP-HEAVY PLAN RULES................................................................. 85
                  12.1     Application.......................................................................... 85
                  12.2     Special Definitions.................................................................. 85
                           12.2(a)  Determination Date.......................................................... 85
                           12.2(b)  Key Employee................................................................ 85
                           12.2(c)  Permissive Aggregation Group................................................ 86
                           12.2(d)  Required Aggregation Group.................................................. 86
                           12.2(e)  Top-Heavy Plan.............................................................. 86
                           12.2(f)  Top-Heavy Ratio............................................................. 87
                           12.2(g)  Top-Heavy Ratio Date........................................................ 88
                                    12.2(g)(1)       Standard Option............................................ 88
                                    12.2(g)(2)       Alternative................................................ 88
                  12.3     Minimum Allocation................................................................... 88
                           12.3(a)  General..................................................................... 88
                           12.3(b)  Defined Benefit Paired Plan................................................. 89
                           12.3(c)  Defined Contribution Paired Plan............................................ 89
                                    12.3(c)(1)       Standard Option............................................ 89
                                    12.3(c)(2)       Alternative................................................ 89
                           12.3(d)  Participants Entitled to Allocation......................................... 89
                           12.3(e)  Nonforfeitability........................................................... 90
                           12.3(f)  Compensation................................................................ 90
                           12.3(g)  Multiple Plans.............................................................. 90
                           12.3(h)  Integrated Plans............................................................ 90
                                    12.3(h)(1)       Profit Sharing Plan........................................ 90
                                    12.3(h)(2)       Money Purchase Pension Plan................................ 91
                                    12.3(h)(3)       Special Definitions........................................ 91
                  12.4     Vesting Schedule..................................................................... 91
                  12.5     401(k) Plan.......................................................................... 91
         SECTION 13.       INSURANCE, INDIVIDUALLY DIRECTED INVESTMENTS AND
                           PARTICIPANT LOANS.................................................................... 92
                  13.1     Insurance Contracts.................................................................. 92
                           13.1(a)  Elections and Existing Life Insurance Contracts............................. 92
                                    13.1(a)(1)       Standard Option............................................ 92
                                    13.1(a)(2)       Alternative................................................ 92
                           13.1(b)  Premiums.................................................................... 92
                           13.1(c)  Ordinary Life............................................................... 92
                                    13.1(c)(1)       Term and Universal Life.................................... 92
                                    13.1(c)(2)       Combination................................................ 92
                           13.1(d)  Owner and Beneficiary....................................................... 93
                           13.1(e)  Allocations................................................................. 93
                           13.1(f)  Distribution to Participant................................................. 93


                           13.1(g)  Termination of Insurance Election........................................... 93
                  13.2     Individually Directed Investments.................................................... 94
                           13.2(a)  General..................................................................... 94
                                    13.2(a)(1)       Standard Option............................................ 94
                                    13.2(a)(2)       Alternative................................................ 94
                           13.2(b)  Election Rules.............................................................. 94
                           13.2(c)  No Election................................................................. 94
                  13.3     Participant Loans.................................................................... 94
                           13.3(a)  Administration and Procedures............................................... 94
                           13.3(b)  No Loans to Certain Owners and Family members............................... 95
                           13.3(c)  General Conditions.......................................................... 95
                           13.3(d)  Other Conditions............................................................ 95
                           13.3(e)  Crediting of Loan Payments.................................................. 96
                                    13.3(e)(1)       Account Asset (Standard Option)............................ 96
                                    13.3(e)(2)       Fund Asset (Alternative)................................... 97
                           13.3(f)  Limitations on Amounts...................................................... 97
                                    13.3(f)(1)       Dollar Limit ...............................................97
                                    13.3(f)(2)       Account Limit.............................................. 97
                           13.3(g)  Failure to Repay............................................................ 97
                           13.3(h)  Distributions............................................................... 98

         SECTION 14.       ADOPTION, AMENDMENT, WITHDRAWAL AND CONVERSION,
                           MERGER, ASSET TRANSFERS AND TERMINATION.............................................. 98
                  14.1     Adoption............................................................................. 98
                           14.1(a)  General..................................................................... 98
                           14.1(b)  Preexisting Plan............................................................ 98
                           14.1(c)  Participating Affiliates.................................................... 99
                  14.2     Amendment............................................................................ 99
                           14.2(a)  Prototype Sponsor........................................................... 99
                           14.2(b)  Employer.................................................................... 99
                  14.3     Certain Amendment Restrictions....................................................... 99
                           14.3(a)  General..................................................................... 99
                           14.3(b)  Change in Service Calculation Method........................................ 99
                           14.3(c)  Change in Vesting Schedule.................................................. 99
                  14.4     Withdrawal as a Prototype and Conversion to Individually Designed Plan...............100
                           14.4(a)  Voluntary Conversion........................................................100
                           14.4(b)  Involuntary Conversion......................................................100
                           14.4(c)  Effect of Withdrawal and Conversion.........................................101
                  14.5     Merger, Consolidation or Asset Transfers.............................................101
                           14.5(a)  General.....................................................................101
                           14.5(b)  Authorization...............................................................101
                           14.5(c)  Separate Account............................................................101
                           14.5(d)  Codess.411(d)(6) Protected Benefits.........................................101
                  14.6     Termination..........................................................................102
                           14.6(a)  Right to Terminate..........................................................102
                           14.6(b)  Full Vesting Upon Termination...............................................102


         SECTION 15.       ADMINISTRATION.......................................................................102
                  15.1     Named Fiduciaries....................................................................102
                  15.2     Administrative Powers and Duties.....................................................103
                  15.3     Agent for Service of Process.........................................................103
                  15.4     Reporting and Disclosure.............................................................103

         SECTION 16.       MISCELLANEOUS........................................................................103
                  16.1     Spendthrift Clause and Qualified Domestic Relations Orders...........................103
                  16.2     Benefits Supported Only by Trust Fund................................................104
                  16.3     Discrimination.......................................................................104
                  16.4     Claims...............................................................................104
                  16.5     Nonreversion.........................................................................104
                  16.6     Exclusive Benefit....................................................................105
                  16.7     Expenses.............................................................................105
                  16.8     Section 16 of Securities Exchange Act of 1934........................................105
                  16.9     Arbitration..........................................................................105

         SECTION 1.        INTRODUCTION AND CONSTRUCTION........................................................107
                  1.1      Introduction.........................................................................107
                  1.2      Definitions..........................................................................107
                  1.3      Controlling Laws.....................................................................107
                  1.4      Construction.........................................................................107

         SECTION 2.        GENERAL..............................................................................108

         SECTION 3.        CONTRIBUTIONS AND TRUST FUND.........................................................108

         SECTION 4.        MANAGEMENT OF TRUST FUND.............................................................109
                  4.1      Plan Administrator...................................................................109
                  4.2      Trustee..............................................................................109
                           4.2(a)   ............................................................................109
                           4.2(b)   ............................................................................109
                           4.2(c)   ............................................................................109
                           4.2(d)   ............................................................................109
                           4.2(e)   ............................................................................109
                           4.2(f)   ............................................................................110
                           4.2(g)   ............................................................................110
                           4.2(h)   ............................................................................110
                           4.2(i)   ............................................................................110
                  4.3      Investment Manager...................................................................112
                  4.4      Plan Administrator or Employer Investment Directions.................................112
                  4.5      Participant Investment Directions....................................................113
                  4.6      Custodian............................................................................113
                  4.7      Multiple Trustees....................................................................113
                  4.8      Communications.......................................................................113
                  4.9      Prototype Sponsor....................................................................114
                  4.10     Voting of Proxies....................................................................114


         SECTION 5.        BENEFIT PAYMENTS.....................................................................114

         SECTION 6.        VALUATION AND ACCOUNTING BY TRUSTEE..................................................115

         SECTION 7.        EXPENSES.............................................................................116

         SECTION 10.       SINGLE TRUST - SEPARATE FUNDS........................................................117

         SECTION 11.       NAMED FIDUCIARIES AND ADMINISTRATION.................................................117

         SECTION 12.       MISCELLANEOUS .......................................................................118
                  12.1     Spendthrift Clause and Qualified Domestic Relations Orders...........................118
                  12.2     Benefits Supported Only by the Trust Fund............................................118
                  12.3     Claims...............................................................................118
                  12.4     Nonreversion.........................................................................119
                           12.4(a)  ............................................................................119
                           12.4(b)  ............................................................................119
                           12.4(c)  ............................................................................119
                  12.5     Exclusive Benefit....................................................................119

                                     PART 1


                             SMITH BARNEY SHEARSON

                         PROTOTYPE DEFINED CONTRIBUTION

                               PLAN DOCUMENT #05

SMITH BARNEY SHEARSON
PLAN DOCUMENT

SECTION 1.          INTRODUCTION AND CONSTRUCTION

1.1 INTRODUCTION. This Smith Barney Shearson Prototype Defined Contribution Plan is established and maintained as a prototype plan by the Prototype Sponsor for its customers and the customers of its subsidiaries and affiliates. This Plan shall be adopted as a prototype plan only with the consent of the Prototype Sponsor or one of its subsidiaries or affiliates as set forth in the related Adoption Agreements and shall be maintained as a prototype plan only in accordance with the terms and conditions set forth in this Plan.

1.2 CONTROLLING LAWS. To the extent such laws are not preempted by federal law, this Plan and the related Adoption Agreement and Trust Agreement shall be construed and interpreted under the laws of the state fled in the Adoption Agreement; provided, if Smith Barney Shearson Trust Company has been appointed as Trustee, the Trust Agreement shall be governed by and construed in accordance with the laws of the State of [Delaware].

1.3 CONSTRUCTION. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Plan to a section (Section) shall be to a section in this Plan unless otherwise indicated. References in this Plan to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section. Unless an alternative option is specified in the Adoption Agreement, the option identified as the "Standard Option" will control.

The Employer intends that this Plan and the related Trust Agreement and Adoption Agreement which are part of this Plan satisfy the requirements for tax exempt status under Code Section 401(a), Code Section 501 (a) and related
Code sections and that the provisions of this Plan, the Trust Agreement and the Adoption Agreement be construed and interpreted in accordance with the requirements of the Code and the regulations under the Code.

Further, except as expressly stated otherwise, no provision of this Plan or the related Trust Agreement or Adoption Agreement is intended to nor shall grant any rights to Participants or beneficiaries or any interest in the Fund in addition to those minimum rights or interests required to be provided under ERISA and the Code and the regulations under ERISA and the Code.

Nothing in this Plan or the related Trust Agreement or Adoption Agreement shall be construed to prohibit the adoption or the maintenance of this Plan or the Trust Agreement as an individually designed plan, but in such even, the Employer may not rely on the opinion letter issued to the Prototype Sponsor and the Prototype Sponsor shall have absolutely no responsibility for such individually designed plan, but in such event, the Employer may not rely on the opinion letter issued to the Prototype Sponsor and the Prototype Sponsor shall have absolutely no responsibility for such an individually designed plan.

Finally, in the event of any conflict between the terms of this Plan and the terms of the Trust Agreement the Adoption Agreement the terms of this Plan shall control.

1.4 TRA 86 AMENDMENTS. If this Plan is adopted as an amendment to a Preexisting Plan in order to satisfy the requirements of TRA 86, the retroactive effective date of any provision required under TRA 86 is intended solely to comply with the Code and is not intended to grant any substantive rights under ERISA to the extent that such provision is different from the Preexisting Plan as in effect between the applicable effective date in the final regulations ("transition years").

SECTION 2.     DEFINITIONS

The capitalized terms in this Plan and the related Adoption Agreement and Trust Agreement shall have the meanings shown opposite those terms in this Section 2 and in Section 3 for purposes of this Plan.

2.1 ACCOUNT means the bookkeeping account maintained under this Plan to show as of any Valuation Date a Participant's interest in the Fund attributable to the contributions made by or on behalf of such Participant and the Fund Earnings on such contributions, and an Account shall cease to exist when exhausted through forfeiture or distributions made in accordance with this Plan.

2.2 ACTIVE PARTICIPANT means for purposes of eligibility to receive or allocation of the Employer Contribution or Forfeitures for each Plan Year, each Participant who is an Eligible Employee at any time during the Plan Year and who satisfies the following conditions:

         2.2(a)     STANDARD OPTION.

                    2.2(a)(1)     STANDARDIZED PLANS.  If this Plan is adopted
                    as a standardized Plan, such Participant (i) is employed as an Eligible Employee (or on an authorized leave of absence as an Eligible Employee) on the last day of such Plan Year,
                    (ii) terminated employment as an Eligible Employee during such Plan Year on or after Normal Retirement Age or Early Retirement Age or by reason of death or Disability or (iii) such Participant is not employed on the last day of such Plan Year but completed more than 500 Hours of Service during such Plan Year (or the equivalent period described in Section 2.2(d) if the "Elapsed Time" method is specified in the Adoption Agreement). Notwithstanding the foregoing, if the "Hours of Service" method is specified in the Adoption Agreement for a Plan Year beginning before the Final Compliance Date, Section 2.2(a)(1)(iii) shall not apply and a Participant who satisfies the requirements of
                    Section 2.2(a)(1)(i) shall not be eligible to receive an allocation of the Employer Contribution or Forfeitures for such Plan Year unless such Participant also is credited with at least 1.000 Hours of Service in such Plan Year.

                    2.2(a)(2)     NONSTANDARDIZED PLANS.  If this Plan is
                    adopted as a nonstandardized Plan, such Participant (i) is employed as an Eligible Employee (or on an authorized leave of absence as an Eligible Employee) on the last day of such Plan Year and, if "Hours of Service" method is specified in the Adoption Agreement, is credited with at least 1,000 Hours of Service in such Plan Year, or (ii) terminated employment as an Eligible Employee during such Plan Year on or after Normal Retirement Age or Early Retirement Age or by reason of death or Disability.

         2.2(b)     ALTERNATIVE.  Such Participant satisfies the alternative
         conditions specified in the Adoption Agreement.

         2.2(c)     MINIMUM COVERAGE REQUIREMENT.  If this Plan is adopted as a nonstandardized Plan and fails to satisfy the minimum coverage and participation requirements of Code Section 401(a)(26) and Section 410(b) for any Plan Year beginning on and after the Final Compliance Date as a result of the minimum hours or last day employment requirements in this Section 2.2, such minimum participation and coverage requirements shall be retroactively amended by executing a new Adoption Agreement within the applicable retroactive correction period in the regulations or, if no such amendment is made, shall be satisfied as follows:

                    2.2(c)(1)     If the Plan utilizes both the minimum hours
                    and last day employment requirements:

                          2.2(c)(1)(i)     STEP 1.  Each Participant who
                          completes at least 1,000 Hours of Service without regard to whether such Participant is employed on the last day of the Plan Year shall be deemed to be an Active Participant for such Plan Year.

                          2.2(c)(1)(ii)    STEP 2.  If the minimum
                          participation and coverage requirements are not satisfied after the application of Step 1, then each Participant who completes more than 500 Hours of Service and who is employed on the last day of the Plan Year shall be deemed to be an Active Participant for such Plan Year.

                          2.2(c)(1)(iii)   STEP 3.  If the minimum
                          participation and coverage requirements are not satisfied after the application of Step 1 and Step 2, then each Participant who is not employed on the last day of the Plan Year but who complete more than 500 Hours of Service in such Plan Year also be deemed to be an Active Participant.

                          2.2(c)(1)(iv)(ii)STEP 4. If the minimum participation and coverage requirements are not satisfied after the application of Steps 1 through 3, then each Participant who satisfies the last day of employment requirement also shall be deemed to be an Active Participant without regard to the number of Hours of Service actually completed by such Participant during such Plan Year.

                    2.2(c)(2)     If the Plan utilizes only the last day
                    employment requirement, each Participant who is not employed on the last day of the Plan Year but who completed more than 500 Hours of Service in such Plan Year (or the equivalent period described in Section 2.2(d) if the "Elapsed Time" method is specified in the Adoption Agreement) also shall be deemed to be an Active Participant.

                    2.2(c)(3)     If the Plan utilizes only the minimum hours
                    requirement:

                          2.2(c)(3)(i)     STEP 1.  Each Participant who
                          completes more than 500 Hours of Service without regard to whether such Participant is employed on the last day of the Plan Year shall be deemed to be an Active Participant.

                          2.2(c)(3)(ii)    STEP 2.  If the minimum
                          participation and coverage requirements are not satisfied after the application of Step 1, then each Participant who is employed on the last day of the Plan Year shall be deemed to be an Active Participant.

         2.2(d)     SPECIAL ELAPSED TIME EQUIVALENCY RULE.  If the "Elapsed
         Time" method is specified in the Adoption Agreement, a Participant shall be treated as completing more than 500 Hours of Service during such Plan Year for purposes of this Section 2.2 if, during such Plan year, the Participant completes more than

                    2.2(d)(1)     STANDARD OPTION.  91 consecutive calendar
                    days of employment, or

                    2.2(d)(2)     ALTERNATIVE.  if so specified in the Adoption
                    Agreement, 3 consecutive calendar months of employment.

2.3 ADOPTION AGREEMENT means the agreement by which the Employer adopts this Plan.

2.4 AFFILIATE means at any time (a) any parent, subsidiary or sister corporation which at such time is a member of a controlled group of corporations (as defined in Code Section 414(b)) with the Employer, (b) any trade or business, whether or not incorporated, which at such time is considered to be under common control (as defined in Code Section 414(c)) with the Employer, (c) any person or organization which at such time is a member of an affiliated service group (as defined in Code Section 414(m)) with the Employer, and (d) any other organization which at such time is required to be aggregated with the Employer under Code Section 414(o).

2.5 ALLOCATION DATE means for a 401(k) Plan the respective dates specified in the Adoption Agreement as of which Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions, as applicable, are made.

2.6 AVERAGE ANNUAL COMPENSATION means for a Target Benefit Plan the average of an Employee's Compensation for the consecutive Plan Year period specified in the Adoption Agreement during which such average is the highest, or if such Employee's entire period of participation in the Plan is less than the number of Plan Years so specified, the Employee's Average Annual Compensation shall be determined by averaging (on an annual basis) the Employee's Compensation for his or her actual period of participation. For purposes of determining a Participant's Average Annual Compensation for any Plan Year beginning after the Final Compliance Date, the annual Compensation taken into account for any prior Plan Year shall not exceed (a) for Plan Years beginning before January 1, 1990, $200,000 and (b) for Plan Years beginning on or after January 1, 1990, the annual Compensation limit described in Section 2.10(e) in effect for such prior Plan Year.

2.7 BENEFICIARY means for each Participant the person or persons so designated in writing by the Participant on a properly completed Election Form. However, if no such designation is made, if no person so designated survives the Participant or if after checking the last known mailing address the whereabouts of the person so designated is unknown and no death benefit claim is submitted to the Plan Administrator by such person within one year after the Participant's date of death, the Beneficiary shall be deemed to be (a) the Participant's surviving Spouse, or if there is no surviving Spouse, (b) the personal representative of such Participant in his or her fiduciary capacity, if any has qualified within one year from the date of the Participant's death, or if no personal representative has so qualified or remains so qualified, (c) any person determined by a court of competent jurisdiction to be the Participant's

Beneficiary for this purpose. If a Beneficiary is not identified and located within 3 years of the Participant's date of death, Section 9.6, MISSING PERSON, shall control the distribution of the Participant's Account.

2.8 BOARD means (a) for any Employer which is a corporation, the Board of Directors of such Employer and (b) for any Employer which is not a corporation, the person or persons duly authorized to act on belief of such Employer.

2.9      CODE means the Internal Revenue Code, as amended.

2.10     COMPENSATION.

         2.10(a)    COMMON LAW EMPLOYEES.  For an Employee who is not a
         Self-Employed Individual or a Leased Employee, the term "Compensation" means for any determination period

                    2.10(a)(1)    STANDARD OPTION the total compensation which
                    is actually paid (in cash or other benefits) by the Employer or any Participating Affiliate to such Employee for such period and to the Internal Revenue Service on Form W-2 as wages within the meaning of Code Section 3401(a) and all other payments of compensation to such Employee from the Employer or Participating Affiliate (in the course of its trade or business) for which a written statement is required to be furnished to the Employee under Code Section 6041(d), Code Section 6051(a)(3) and Code Section 6052. Such Compensation shall be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)), or

                    2.10(a)(2)    ALTERNATIVE. if so specified in the Adoption
                    Agreement the total compensation which is actually paid (in cash or other benefits) by the Employer or any Participating Affiliate to such Employee for such period and which is

                          2.10(a)(2)(i) considered as wages within the meaning of Code Section 3401(a) for the purposes of federal income tax withholding at the source but determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)),

                          2.10(a)(2)(ii) considered as compensation within the meaning of Code Section 415(c)(3) as described in
                          Section 7.2(a)(2)(ii)(B),

                          2.10(a)(2)(iii) for a nonintegrated nonstandardized Plan (other than a Target Benefit Pension Plan), compensation identified on the payroll records of the Employer or Participating Affiliate as regular or base salary or wages (whether hourly, weekly, monthly annually or otherwise) and, if so specified in the Adoption Agreement, overtime, bonuses, commissions, and/or other specific compensation, or

                          2.10(a)(2)(iv) compensation as described in Section 2.10(a)(1), Section 2.10(a)(2)(i) or Section
                          2.10(a)(2)(ii), reduced by all of the following items (even if includable in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, or

         2.10(b)    SELF-EMPLOYED.  For an Employee who is a Self-Employed
         Individual, the term "Compensation" means the Employee Participant's Earned Income for such period.

         2.10(c)    LEASED EMPLOYEES.  All compensation paid by a leasing
         organization to a Leased Employee for personal services rendered to the Employer or a Participant Affiliate for such period shall be treated as Compensation to the extent required under Code Section 414(n).

         2.10(d)    DETERMINATION PERIOD.  For purposes of this definition and unless otherwise specified in this Plan or the Adoption Agreement, the phrase "determination period" means

                    2.10(d)(1)    STANDARD OPTION - the Plan Year or

                    2.10(d)(2)    ALTERNATIVE - the calendar year or other 12
                    consecutive month period ending with or within the Plan Year specified in the Adoption Agreement.

         2.10(e)    LIMITATION.  No more than $200,000 (as adjusted in
         accordance with Code Section 401(a)(17)) shall be taken into account under this Plan for any determination period beginning on or after January 1, 1989. The annual Compensation limit under this Section 2.10(e) for any determination period shall be adjusted in accordance with Code Section 401(a)(17) for the calendar year in which such determination period begins.

If the determination period is less than 12 months as a result of a short Plan Year, the annual Compensation limit under this Section 2.10(e) shall equal the annual limit for such determination period multiplied by a fraction, the numerator of which is the number of full months in such period and the denominator of which is 12.

For Purposes of this Compensation limit, the family aggregation rules of Code
Section 414(q)(6) shall be applied by aggregating only the Participant's spouse and lineal descendants who have not reached age 19 before the end of such determination period. If the limit is exceeded for any determination period as a result of the application of the family aggregation rule, the limit shall be prorated among the individuals affected by this limit in proportion to each such individual Participant's Compensation to for such determination period as determined under this Section 2.10(e). However, if this Plan is adopted as an integrated plan, the preceding sentence shall not apply for purposes of determining the portion of Compensation which does not exceed the Integration Level.

         2.10(f)    SALARY REDUCTIONS.  Any amount which is contributed by the
         Employer or any Participating Affiliate pursuant to a salary reduction agreement which is not currently includable in an Employee Participant's gross income under Code Section 125, Section
         402(e)(3), Section 402(h) or Section 403(b)

                    2.10(f)(1)    STANDARD OPTION - shall be included in an
                    Employee Participant's Compensation, or

                    2.10(f)(2)    ALTERNATIVE - if so specified in the Adoption
                    Agreement, shall not be included in an Employee's Compensation.

         2.10(g)    SPECIAL RULES.

                    2.10(g)(1)    If so specified in the Adoption Agreement, an
                    Employee's Compensation shall not include Compensation which is paid to the Employee for periods ending before the Entry Date on which the Employee becomes a Participant.

                    2.10(g)(2)    If this Plan is adopted as an amendment and
                    restatement of a Preexisting Plan, this definition shall be effective for Plan Years beginning on or after January 1, 1989 unless a later effective date is specified in the Adoption Agreement; provided, the $200,000 limitation of
                    Section 2.10(e) shall not be effective later than the first day of the first Plan Year beginning on or after January 1, 1989 and any such later effective date specified in the Adoption Agreement for the other provisions of this Section
                    2.10 shall not be later than the Final Compliance Date.

                    2.10(g)(3)    If so specified in the Adoption Agreement for
                    a nonstandardized Plan, a Participant's Compensation in excess of the dollar amount or percentage specified in the Adoption Agreement for purposes of determining the amount or allocation of any contributions made by or on behalf of such Participant under this Plan.

                    2.10(g)(4)    If so specified in the Adoption Agreement for
                    a nonstandardized Plan, the Compensation of a Participant who is a Highly Compensated Employee shall not include the specific types of Compensation specified in the Adoption Agreement.

2.11 COVERED COMPENSATION means for each Participant for each Plan Year beginning on or after January 1, 1989, the average (without indexing) of the Taxable Wage Bases in effect under the Social Security Act for such calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age, determined by assuming that the Taxable Wage Base for all future years shall be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year.

A Participant's Covered Compensation for a Plan Year beginning after such 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year beginning after such 35-year period is the Participant's Covered Compensation for the Plan Year during which the 35-year period ends.

However, a Participant's Covered Compensation shall automatically be adjusted each Plan Year and any increase in a Participant's Covered Compensation shall not result in a decrease in the Participant's accrued benefit which would be impermissible under Code Section 411(b)(1)(G) or Section 411(d)(6).

For purposes of this Section 2.11, Social Security Retirement Age means (a) age 65 in the case of a Participant who was born before January 1, 1938, (b) age 66 for a Participant who was born after December 31, 1937, but before January 1, 1955, and (c) age 67 for a Participant who was born after December 31, 1954.

2.12 DISABILITY OR DISABLED means an individual Participant's inability to engage in any substantially gainful activity at the individual Participant's customary level of compensation or competence and responsibility as an Employee due to or mental impairment or impairments which may be expected to result in death or to last for a continuous period of at lest 12 months as determined by a qualified physician or other medical practitioner selected by the Plan Administrator for this purpose in accordance with uniform and nondiscriminatory standards.

2.13     EARLY RETIREMENT AGE means

         2.13(a)    STANDARD OPTION - the Normal Retirement Age or

         2.13(b)    ALTERNATIVE - the alternative Early Retirement Age
         specified in the Adoption Agreement.

2.14 EARNED INCOME means for any Self-Employed Individual for any period the net earnings from self-employment (as defined in Code Section 1402(a)) for such period from the Employer or any Participating Affiliate for which the personal services of such Employee are a material income-producing factor, where such net earnings are (a) determined without regard to items not included in gross income for purposes of Chapter 1 of the Code and the deductions properly attributable to such items, (b) determined with regard to the deduction allowed to the Self-Employed Individual under Code Section 164(f) for taxable years beginning after December 31, 1989, and (c) reduced by the contributions made on behalf of such Employee to any qualified plan (as described in Code Section 401(a)) maintained by the Employer or any Participating Affiliate to the extent such contributions are deductible under Code Section 404.

2.15 EFFECTIVE DATE means the effective date of the Employees adoption or amendment of this Plan as specified in the Adoption Agreement. However, if this Plan is adopted as an amendment and restatement of a Preexisting Plan, certain provisions of this Plan may be effective retroactive to Plan Years beginning before such Effective Date or may be effective at a date later than such Effective Date as specified in this Plan document or in the Adoption Agreement

2.16 ELECTION FORM means the form or forms provided by or acceptable to the Plan Administrator for making the elections and designations called for under this Plan and no such form shall become effective unless properly completed and timely delivered to the Plan Administrator in accordance with the terms of this Plan and such rules as the Plan Administrator shall adopt from time to time.

2.17 ELECTIVE DEFERRAL means the nonforfeitable contribution made to the Fund by the Employer or a Participating Affiliate on a Participant's behalf under Section 5.3(f).

2.18 ELECTIVE DEFERRAL ACCOUNT means the subaccount established as part of a Participant's Account to record the Participant's Elective Deferrals and the Fund Earnings attributable to such contributions.

2.19     ELIGIBLE EMPLOYEE means

         2.19(a)    STANDARD OPTION - each Employee of the Employer or a
         Participating Affiliate other than

                    2.19(a)(1)    an Employee who is included in a unit of
employees covered by a collective bargaining agreement between the Employer and employee representatives which agreement does not provide for participation in this Plan if retirement benefits under this Plan were the subject of good faith bargaining; provided, however, that

                          (i) the term "employee representatives" shall not include an organization more than half of whose members are employees who are owners, officers or executives of the Employer, and

                          (ii) an Employee shall not be treated as covered under a collective bargaining agreement if more than 2% of the Employees covered under such agreement are "professionals" (as defined in Section 1.410(b)-9(g) of the Federal Income Tax Regulations); and

                    2.19(a)(2)    an Employee who is a nonresident alien
(within the meaning of Code Section 7701(b)(1)(B) and who receives no earned income (within the meaning of Code Section 911(d)(2)) from the Employer or any Participating Affiliate which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

         2.19(b)    ALTERNATIVE.  If this Plan is adopted as a nonstandardized
Plan, the Employer may specify in the Adoption Agreement a category of Employees who shall not be treated as Eligible Employees under this Plan. However, the Plan must satisfy on a continuing basis the nondiscrimination rules under Code Section 401(a)(4), the coverage rules under Code Section 410(b, and the minimum participation rules under Code Section 401(a)(26).

2.20 EMPLOYEE means each person who is treated as an employee of the Employer or an Affiliate which is required to be aggregated with the Employer under Code Section 414(b), Section 414(c), Section 414(m) or Section 414(o) including (a) a common-law employee (whether full-time, part-time, regular, temporary or otherwise), (b) a Self-Employed individual, (c) an Owner-Employee,
(d) a Leased Employee and (e) each person who is deemed to be an employee under Code Section 414(o).

2.21 EMPLOYEE ACCOUNT means the subaccount established as part of a Participant's Account to record (1) the Participant's Employee Contributions under this Plan, (2) the Participant's nondeductible employee contributions, if any, under a Preexisting Plan or a plan which is merged into this Plan under
Section 14.5, and (3) the Fund Earnings attributable to such contributions.
If a separate account was not maintained for contributions under other plans as described in clause (2) above, the account balance attributable to such contributions shall be the Participant's total account balance under such other plans multiplied by a fraction, the numerator of which is the total amount of the Participant's nondeductible employee contributions (less withdrawals) and the denominator of which is the sum of the numerator and the total contributions made by the Employer on behalf of the Participant (less withdrawals). For purposes of calculating such fraction, contributed amounts used to provide ancillary benefits shall be treated as contributions and only amounts actually distributed to the Participant (but not amounts which reflect the cost of any death benefits) shall be treated as withdrawals.

2.22 EMPLOYEE CONTRIBUTION means any contribution made by or on behalf of a Participant to the Fund under Section 5.3(g) that is includable in the Participant's gross income for the year in which made.

2.23 EMPLOYER means the sole proprietorship, partnership or corporation identified as the Employer in the Adoption Agreement and any successor in interest to such organization.

2.24 EMPLOYER ACCOUNT means the subaccount established as part of a Participants Account to record the Participants share of the Employer Contributions and Forfeitures and the Fund Earnings attributable to such amounts.

2.25 EMPLOYER CONTRIBUTION means the contributions made by the Employer and by any Participating Affiliate to the Fund under Section 5.1, Section 5.2,
Section 5.3(e) or Section 5.4.

2.26     ENTRY DATE means

         2.26(a)    STANDARD OPTION.   The first day of each Plan Year and the
         first day of the 7th month in each Plan Year or

         2.26(b)    ALTERNATIVE.  The alternative Entry Date specified in the
         Adoption Agreement.

2.27 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.28 FAMILY MEMBERS means for any year, with respect to a Highly Compensated Employee who is a 5% owner or who is in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during such year, (a) such individual Participant's spouse, (b) such individual Participant's lineal ascendant and lineal descendants and (c) the spouses of such lineal ascendant or descendants as determined under Code Section 414(q)(6).

2.29 FINAL COMPLIANCE DATE means the first day of the first Plan Year beginning after December 31, 1993 or such other applicable effective date of the final nondiscrimination and other TRA 86 regulations.

2.30 FORFEITURE means the portion of an Account of a Participant which is deducted from such Account in accordance with the terms of this Plan.

2.31 401(K) PLAN means this Plan as adopted by entering into the Standardized 401(k) Plan Adoption Agreement or the Nonstandardized 401(k) Plan Adoption Agreement.

2.32 FUND means the trust fund created in accordance with this Plan and the Trust Agreement which is part of this Plan.

2.33 FUND EARNINGS means for each period ending on a Valuation Date the investment gains and losses (whether realized or unrealized), income and expenses (other than expenses allocable directly to a specific Account) of the Fund for such period as determined based on the fair market value of the assets of the Fund on such Valuation Date,

2.34 HIGHLY COMPENSATED EMPLOYEE means a highly compensated employee within the meaning of Code Section 414(q)(as described in Section 74(a)(5)).

2.35 INTEGRATION LEVEL means the amount of Compensation specified in the Adoption Agreement at or below which the rate of contributions or benefits (expressed as a percentage of such Compensation)

Provided under the Plan is less than the rate of contributions or benefits (expressed as a percentage of such Compensation) provided under the Plan with respect to Compensation above such amount. The Integration Level for any Plan shall not exceed the Taxable Wage Base in effect at the beginning of such Plan Year.

2.36 LEASED EMPLOYEE means for each Plan Year beginning on or after January 1, 1987 each person who is not a common-law employee of the Employer or an Affiliate, but who, pursuant to an agreement between the Employer or an Affiliate ("recipient") and any other person ("leasing organization"), has performed services for the recipient or the recipient and a related person (as determined in accordance with code Section 414(n)(6) on a substantially full-time basis for a period of at least one year, which services are of a type historically performed by employees in the business field of the recipient or related person by whom such services are being performed. However, subject to the rules set forth in the regulations under Code Section 414(n), such person shall not be treated as a Leased Employee if (a) the total number of such persons does not constitute more than 20% of the total nonhighly compensated work force of the recipient and (b) such person is covered by a money purchase pension plan which is maintained by the leasing organization and which provides for (1) a nonintegrated employer contribution rate of at least 10% of compensation (as defined in Code Section 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from the individual Participant's gross income under Code Section 125, Section 402(e)(3), Section 402(h) or Section 403(b), (2) immediate participation and
(3) full and immediate vesting.

2.37 MATCHING ACCOUNT means the subaccount established as part of a Participant's Account to record the Matching Contributions made on the Participant's behalf under this Plan and the Fund Earnings attributable to such contributions.

2.38 MATCHING CONTRIBUTION means the contribution made by the Employer and by any Participating Affiliate to the Fund under Section 5.3(b) by reason of a Participant's Elective Deferrals or Employee Contributions.

2.39     MAXIMUM DISPARITY RATE means

         2.39(a) STANDARD OPTION - if the integration Level is equal to the Taxable Wage Base, the greater of 5.7% or the portion of the tax rate under Code Section 3111(a) which is attributable to old-age insurance as in effect on the first day of such Plan Year, and

         2.39(b)    ALTERNATIVE - if the Integration Level is less than the
         Taxable Wage Base, the applicable percentage determined in accordance with the following table, where

                    X   =   the greater of $10,000 or 20% of the Taxable Wage Base
                    TWB =   the Taxable Wage Base

                    IF THE INTEGRATION LEVEL
                    IS MORE THAN                          BUT NOT MORE THAN       APPLICABLE PERCENTAGE
                        $0                                       X                       5.7%
                         X                                  80% of TWB                   4.3%
                    80% of TWB                             100% of TWB                   5.4%

         or, if the portion of the tax rate under Code Section 3111(a) which is attributable to old-age insurance as in effect on the first day of such Plan Year is greater than 5.7%, the applicable percentage in the table above shall be such portion of the tax rate, proportionately reduced in the same manner as the 5.7% amount in the table above.

2.40 MONEY PURCHASE PENSION PLAN means this Plan as adopted by entering into the Standardized Money Purchase Pension Plan Adoption Agreement or the Nonstandardized Money Purchase Pension Plan Adoption Agreement.

2.41     NET PROFITS means

         2.41(a)    STANDARD OPTION -  The term "Net Profits" means

                    2.41(a)(1)    for an Employer or Participating Affiliate
                    other than a non-profit entity, the current or accumulated earnings for the taxable year for which the Employer contribution is made as determined before federal and state taxes and contributions to this Plan or any other qualified plan, or

                    2.41(a)(2)    for an Employer or Participating Affiliate
                    which is a non-profit entity, the current or accumulated excess of receipts over disbursements for the fiscal year for which the Employer contribution is made.

         2.41(b)    ALTERNATIVE -  The Employer may specify an alternative
         definition of Net Profits in the Adoption Agreement.

2.42 NONHIGHLY COMPENSATED EMPLOYEE means each Employee who is neither a Highly Compensated Employee nor a Family Member.

2.43     NORMAL RETIREMENT AGE means

         2.43(a)    GENERAL.  The term "Normal Retirement Age" means

                    2.43(a)(1)    STANDARD OPTION - age 64 or

                    2.43(a)(2)    ALTERNATIVE - the alternative Normal
                    Retirement Age specified in the Adoption Agreement.

         2.43(b)    SPECIAL RULES.

                    2.43(b)(1)    MANDATORY RETIREMENT AGE.  If, consistent
                    with applicable age discriminate law, the Employer enforces a mandatory retirement age, the Normal Retirement Age shall be the earlier of (1) the date the Participant reaches such mandatory retirement age or (2) the date the Participant reaches age 65 or, if an alternative is specified in the Adoption Agreement, the date the Participant reaches Normal Retirement Age as specified in the Adoption Agreement.

                    2.43(b)(2)    TRANSITIONAL RULE.  If

                          2.43(b)(2)(i)    the normal retirement age under the
                          terms of the Preexisting Plan as in effect for Plan Years beginning before January 1, 19988 was determined with reference to an anniversary of the date on which a Participant commenced participation in such plan ("participation commencement date"),

                          2.43(b)(2)(ii)   such anniversary was later than the
                          5th anniversary of the participation commencement date,

                          2.43(b)(2)(iii) the Normal Retirement Age specified in the Adoption Agreement is determined with reference to an anniversary of the participation commencement date, and

                          2.43(b)(2)(iv)   this transitional rule is
                          specified in the Adoption Agreement,

                          then the anniversary for any Participant whose participation commencement date occurred in a Plan Year beginning before January 1, 1988 shall be the earlier of (A) the anniversary under the terms of the Preexisting Plan, or (B) the 5th anniversary of the first day of the first Plan Year beginning after December 31, 1987.

2.44 OWNER-EMPLOYEE means such Self-Employed individual who is (1) a sole proprietor of the Employer or a Participating Affiliate or (b) a partner owning more than 10% of either the capital or profits interest of the Employer or a Participating Affiliate.

2.45 PAIRED PLANS means (a) a combination of two or more standardized defined contribution Plans under the Smith Barney Shearson Prototype Defined Contribution Plan (Plan Document #05) or (b) a combination of one or more such standardized defined contribution Plans with a standardized defined benefit plan under the Smith Barney Shearson Prototype Defined Benefit Plan (Plan Document #06). However, such Plans shall be treated as Paired Plans only if
(1) such Paired Plans have the same Plan Year, and (2) no more than one such plan is integrated with social security.

2.46 PARTICIPANT means (a) an Eligible Employee who has satisfied the Participation Requirement specified in the Adoption Agreement and has become a Participant in accordance with Section 4 and (b) any individual for whom an Account continues to exist under the Plan.

2.47 PARTICIPATING AFFILIATE means (a) if this Plan is a standardized Plan, each Affiliate of the Employer or (b) if this Plan is a nonstandardized Plan, each Affiliate which participates in this Plan, as set forth in Section
14.1(c) of the Plan; provided, an Affiliate automatically shall cease to be a Participating Affiliate if, and at the time, it ceases to be an Affiliate as set forth in Section 14.6(a).

2.48     PARTICIPATION REQUIREMENT means

         2.48(a)    STANDARD OPTION - attainment of age 21 and completion of a waiting period equal to one Year of Service or

         2.48(b)    ALTERNATIVE - the alternative minimum age and waiting
         period requirement specified in the Adoption Agreement.

2.49 PLAN means this Smith Barney Shearson Prototype Defined Contribution Plan, as adopted by the Employer in the form of a Profit Sharing Plan, a 401(k) Plan, a Money Purchase Pension Plan or a Target Benefit Pension Plan, and as amended from time to time in accordance with Section 14.2.

2.50     PLAN ADMINISTRATOR means

         2.50(a)    STANDARD OPTION - the Employer or

         2.50(b)    ALTERNATIVE - the person or persons designated in writing
         by the Employer as the Plan Administrator for this Plan.

2.51 PLAN YEAR means the 12 consecutive month period or the 52/53 week period which ends on the date specified in the Adoption Agreement; provided, however, if this Plan is adopted as a new Plan, the first Plan Year shall be the period beginning on the Effective Date and ending on the date specified in the Adoption Agreement.

2.52 PREEXISTING PLAN means the Employer's prior defined contribution plan and the related trust agreement or other funding which is described in the Adoption Agreement and which is amended and restated in the form of this Plan.

2.53 PROFIT SHARING PLAN means this Plan as adopted by entering into the Standardized Profit Sharing Plan Adoption Agreement or the Nonstandardized Profit Sharing Plan Adoption Agreement.

2.54 PROTOTYPE SPONSOR means Smith Barney, Harris Upham & Co. Incorporated and any successor to such corporation.

2.55 QUALIFIED MATCHING CONTRIBUTION means the contribution made by the Employer and by any Participating Affiliate to the Fund under Section 5.3(c) by reason of a Participant's Elective Deferrals or Employee Contributions.

2.56 QUALIFIED MATCHING ACCOUNT means the subaccount established as part of a Participant's Account to record the Qualified Matching Contributions made on the Participant's behalf under this Plan and the Fund Earnings attributable to such contributions.

2.57 QUALIFIED NONELECTIVE CONTRIBUTION means the contribution (other than Matching Contributions, Qualified Matching Contributions and Employer Contributions) made by the Employer and by any Participating Affiliate to the Fund under Section 5.3(d).

2.58 QUALIFIED NONELECTIVE ACCOUNT - means the subaccount established as part of a Participant's Account to record the Qualified Nonelective Contributions made on the Participant's behalf under this Plan and the Fund Earnings attributable to such contributions.

2.59 ROLLOVER ACCOUNT - means the subaccount established as part of a Participant's Account to record the Participant's Rollover Contributions and the Fund Earnings attributable to such contributions.

2.60 ROLLOVER CONTRIBUTION means (a) a contribution of an amount, or more than one amount, which satisfies the applicable rollover requirements under code Section 402 or Code Section 408 made by a Participant to the Fund under Section 5.5 and (b) effective January 1, 1993, an eligible rollover distribution which is directly transferred to the Fund on or after such date pursuant to a Participant's election under Code Section 401(a)(31).

2.61 SELF-EMPLOYED INDIVIDUAL means an individual who is self-employed and who receives Earned Income from the Employer or a Participating Affiliate or who would have received such Earned Income but for the fact that the Employer or the Participating Affiliate did not have Net Profits.

2.62 SPOUSE means the person who is lawfully married to the Participant on the date the Participant's Account becomes payable under this Plan, or, if a Participant dies before such date, the person who was lawfully married to such Participant on the Participant's date of death. However, a former spouse shall be treated as a Spouse and a current spouse shall not be treated as the Spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

2.63 TARGET BENEFIT PENSION PLAN means this Plan as adopted by entering into the Standardized Target Benefit Pension Plan Adoption Agreement or the Nonstandardized Target Benefit Pension Plan Adoption Agreement.

2.64 TAXABLE WAGE BASE means for any Plan Year the contribution and benefit base in effect under Section 230 of the Social Security Act at the beginning of such Plan year.

2.65 TRA 86 means the Tax Reform Act of 1986 ("Act") and any other legislation and related regulations, notices or other guidance for which amendments are required to be made at the same time as amendments for such Act.

2.66 TRUST AGREEMENT means the trust agreement between the Employer and the Trustee which is established as part of this Plan and which is set forth in the attached Smith Barney Shearson Prototype Defined Contribution Plan Trust Agreement or, if so specified in the Adoption Agreement for a 401(k) Plan, the Smith Barney Shearson Prototype Defined Contribution Plan Alternative Trust Agreement for 401(k) Plans.

2.67 TRUSTEE means the person or persons specified in the Adoption Agreement who serve as the trustee for the Fund under the Trust Agreement and any successor to such person or persons.

2.68 VALUATION DATE means (a) the last day of each Plan Year and (b) each other date, if any, agreed upon in advance by the Employer and the Trustee, provided the selection of such other date does not result in discrimination in favor of Highly Compensated Employees which would be prohibited under Code
Section 401(a).

SECTION 3.     SERVICE DEFINITIONS AND RULES

The definitions and rules in this Section 3 shall apply for purposes of measuring an Employee's service (a) for participation purposes - to determine when the Employee has satisfied the Participation Requirement and (b) for vesting purposes - to determine the nonforfeitable interest in his or her Account.

3.1 HOUR OF SERVICE METHOD (STANDARD OPTION). The definitions and rules in this Section 3.1 shall apply unless the "Elapsed Time" method of crediting service is specified in the Adoption Agreement.

         3.1(a)     BREAK IN SERVICE.

                    3.1(a)(1)     GENERAL.  The term "Break in Service" means
                    each Computation Period during which an Employee fails to complete more than 500 Hours of Service.

                    3.1(a)(2)     MATERNITY/PATERNITY RULE.  Solely for
                    purposes of determining whether an Employee has a Break in Service, an Employee who is absent from work for "maternity or paternity reasons" and who timely furnishes proof of the reason for such absence (in accordance with such nondiscriminatory rules as may be established by the Plan Administrator and communicated to Employees) shall be credited with each Hour of Service for which the Employee would otherwise have been credited but for such absence, or if such Hours of Service cannot be determined, with 8 Hours of Service for each day of such absence. However, the total number of Hours of Service so credited to such Employee shall not exceed 501 Hours of Service. The Hours of Service so credited shall be credited to the Computation Period in which such absence begins if such credit is necessary to prevent a Break in Service in such Computation Period or, if such credit is unnecessary, in the immediately following Computation Period. For purposes of this special maternity/paternity rule, an absence for "maternity or paternity reasons" means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         3.1(b)     COMPUTATION PERIOD.

                    3.1(b)(1)     GENERAL.  The term "Computation Period" for
                    purposes of determining Years of Service and Breaks in Service means the applicable period described in this
                    Section 3.1(b).

                    3.1(b)(2)     VESTING.  The relevant Computation Period for
                    measuring Years of Service and Breaks in Service for vesting purposes shall be

                          3.1(b)(2)(i)     STANDARD OPTION.  the Plan Year or

                          3.1(b)(2)(ii)    ALTERNATIVE.  if so specified in the
                          Adoption Agreement, (A) the 12 consecutive month period which begins on the date the Employee first performs an Hour of Service ("hire date") and ends on the date immediately preceding the first anniversary of such hire date and (B) each consecutive month period thereafter beginning on each anniversary of such hire date and ending on the date immediately preceding the next anniversary of such date.

                    3.1(b)(3)     PARTICIPATION.  The initial Computation
                    Period for measuring Years of Service and Breaks in Service for participation purposes shall be the 12 consecutive month period which begins on the first day an Employee first performs an Hour of Service as an Employee ("hire date") and ends on the date immediately preceding the first anniversary of such date. Each subsequent Computation Period shall be

                          3.1(b)(3)(i)     STANDARD OPTION.  each Plan Year,
                          beginning with the Plan Year which begins before the first anniversary of the Employee's hire date (regardless of whether the Employee is credited with 1,000 Hours of Service in the Employee's initial Computation Period). An Employee shall be credited with two Years of Service for participation purposes if the Employee completes 1,000 or more Hours of Service in both the initial Computation Period and the first Plan Year which begins within such initial Computation Period, or

                          3.1(b)(3)(ii)    ALTERNATIVE.  if so specified in the
                          Adoption Agreement, the 12 consecutive month period which begins on each anniversary of an Employee's hire date and ends on the date immediately preceding the next anniversary of the Employee's hire date.

                    For participation purposes, an Employee shall be credited with a Year of Service

                                  3.1(b)(3)(ii)(A)      STANDARD OPTION.  on
                                  the last day of the Computation Period in which the Employee is credited with at least 1,000 Hours of Service (or such lesser number of hours specified in the Adoption Agreement) or

                                  3.1(b)(3)(ii)(B)      ALTERNATIVE.  on the
                                  first date on which the Employee is credited with at least 1,000 Hours of Service (or such lesser number of hours specified in the Adoption Agreement) provided the Employee completes such specified number of
                                  Hours of Service in one Computation Period.

                    Notwithstanding the foregoing, if the Participation Requirement includes a partial Year of Service, no minimum number of Hours of Service shall be required for such partial year and an Employee shall be credited with such partial Year of Service on the date on which such partial period of service is completed.

                    3.1(b)(4)     CHANGE IN COMPUTATION PERIOD.  If an
                    amendment results in a change in the Computation Period, the first Computation Period established under such amendment shall begin before the last day of the preceding Computation Period and each Employee to whom both such Computation Periods apply and who completes 1,000 or more Hours of Service in both such Computation Periods shall be credited with one Year of Service for each such Computation Period.

         3.1(c)     HOUR OF SERVICE.

                    3.1(c)(1)     GENERAL.  The term "Hour of Service" means

                          3.1(c)(1)(i)     each hour for which an Employee is
                          paid, or entitled to payment, by the Employer or an Affiliate for the performance of duties as an Employee, which hours shall be credited to the Employee for the relevant Computation Period in which such duties are performed.

                          3.1(c)(1)(ii)    each hour for which an Employee is
                          paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided (A) no more than 501 hours shall be credited under this clause (ii) for any single continuous period during which no duties are performed (whether or not such period covers more than one relevant Computation Period) and (B) hours under this clause (iii) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated as part of the Plan by this reference; and

                          3.1(c)(1)(iii)   each hour for which back pay,
                          irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliate; provided (A) no credit shall be given for an hour described in this clause (iii) if credit also is given for such hour under clause (i) or clause (ii), and (B) an hour described in this clause (iii) shall be credited to the Employee for the relevant Computation Period or Computation Periods to which the award or agreement pertains rather than to the Computation Period in which the award, agreement or payment is made.

                    3.1(c)(2)     DETERMINATION.  The Employer shall determine
                    an Employee's Hours of Service.

                          (i)     STANDARD OPTION. -     by actually counting
                          hours and maintaining records which reflect the actual hours work, or

                          (ii)    ALTERNATIVE. -   If so specified in the
                                  Adoption Agreement, by crediting each such Employee with

                                  3.1(c)(2)()(A)   10 Hours of Service for
                                  each day,

                                  3.1(c)(2)()(B)   45 Hours of Service for
                                  each week.

                                  3.1(c)(2)()(C)   95 Hours of Service
                                  for each semi-monthly payroll period, or

                                  3.1(c)(2)()(D)   190 Hours of Service
                                  for each month

                          during which the Employee otherwise would be credited with at least one Hour of Service.

         3.1(d)     YEAR OF SERVICE.  The term "Year of Service" means each
         Computation Period during which an Employee completes at least

                    3.1(d)(1)     STANDARD OPTION. - 1,000 Hours of Service or

                    3.1(d)(2)     ALTERNATIVE. - such lesser number of Hours of
                    Service specified in the Adoption Agreement.

         Notwithstanding the foregoing, if the Participation Requirement includes a partial Year of Service, no minimumnumber of Hours of Service shall be required for such partial year.

         3.1(e)     CHANGE IN SERVICE CALCULATION METHOD.  If an amendment
         changes the method of crediting service from the "Elapsed Time" method to the "Hours of Service" method, each Employee who was credited with service under the "Elapsed Time" method shall be credit with service

                    3.1(e)(1)     for the Employee's employment before the
                    Computation Period in which such amendment is adopted, as determined on the basis that one Year of Service credited to the Employee under the "Elapsed Time" method for such employment shall equal one Year of Service under this
                    Section 3.1,

                    3.1(e)(2)     for the Employee's employment during the
                    Computation Period in which such amendment is adopted, for a number of Hours of Service determined by uniformly applying one of the equivalencies set forth in Section 3.1(c)(2)(ii) to any fractional part of a year credited to the Employee under the "Elapsed Time" method as of the effective date of the amendment, and

                    3.1(e)(3)     for the Employee's employment on and after
                    the effective date of the amendment, as determined under the rules in this Section 3.1.

3.2 ELAPSED TIME METHOD (ALTERNATIVE). If the "Elapsed Time" method of crediting service is specified in the Adoption Agreement, the definitions and rules in this Section 3.2 shall apply in lieu of the definitions and rules in
Section 3.1.

         3.2(a)     BREAK IN SERVICE.

                    3.2(a)(1)     GENERAL.  The term "Break in Service" means a
                    Period of Severance of at least 12 consecutive months.

                    3.2(a)(2)     MATERNITY/PATERNITY RULE.  If an Employee is
                    absent from service for "maternity or paternity reasons" and the Employee timely furnishes proof of the reason for such absence (in accordance with such nondiscriminatory rules as may be established by the Plan Administrator and communicated to Employees), the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. Such 12 consecutive month period shall be neither a Period of Severance nor a period of Service. For purposes of this special maternity/paternity rule, an absence for "maternity or paternity reasons" means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

         3.2(b)     HOUR OF SERVICE.  The term "Hour of Service" means each
         hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliate for the performance of duties as an Employee during any period of employment.

         3.2(c)     PERIOD OF SEVERANCE.  The term "Period of Severance" means a continuous period of time during which an Employee is not employed by the Employer or an Affiliate beginning on the date the Employee retires, quits or is discharged, or if earlier, the 12 month anniversary of the date on which the Employee was otherwise first absent from service.

         3.2(d)     PERIOD OF SERVICE.

                    3.2(d)(1)     GENERAL.  For participation purposes and for
                    vesting purposes, the term "Period of Service" means an Employee's employment completed as an Employee of the Employer and any Affiliate beginning on such Employee's first day of employment or reemployment and ending on the date a Break in Service begins. An Employee's first day of employment or reemployment shall be the first day the Employee performs an Hour of Service. A Period of Service also shall include any Period of Severance of less than 12 consecutive months.

                    3.2(d)(2)     AGGREGATION.  An Employee's employment
                    completed in all Period of Service shall be aggregated (to the extent that such service is not disregarded under
                    Section 3.7 or Section 3.8) and the number of days in each Period of Service in excess of a whole year of employment (or, if there is no whole year of employment in any such period, the number of days in such period) shall be aggregated into additional whole years of employment on the assumption that 365 days equals one whole year of employment.

         3.2(e)     YEAR OF SERVICE.  The term "Year of Service" means each 12 consecutive month period of employment completed in any Period of Service beginning the date an Employee first completes an Hour of Service ("hire date") and ending on th date immediately preceding the anniversary of such hire date. Subsequent Years of Service shall begin on each anniversary of the Employee's hire date and end on the date immediately preceding the next anniversary of such hire date.

         3.2(f)     CHANGE IN SERVICE CALCULATION METHOD.  If an amendment
         changes the method of crediting service from "Hour of Service" method to the "Elapsed Time" method, each Employee who had any service credit under the "Hour of Service" method shall be credited with service

                    3.2(f)(1)     See also for the Employee's employment before
                    the Computation Period in which such amendment is adopted, as determined on the basis that one Year of Service credited to the Employee under the "Hour of Service" method for such employment shall equal one Year of Service under this Section 3.2,

                    3.2(f)(2)     for the Employee's employment during the
                    Computation Period in which such amendment is adopted, as determined under the rules in this Section 3.2 or, if greater, as determined for such period under the "Hour of Service" method as converted to Years of Service under the assumption that 365 days equals one Year of Service, and

                    3.2(f)(3)     for the Employee's employment after the last
                    day of the Computation Period in which such amendment is adopted, as determined under the rules in this Section 3.2.

3.3 SERVICE BEFORE EFFECTIVE DATE. For participation purposes all periods of employment with the Employer or an Affiliate completed before the Employer adopted this Plan or a predecessor plan ("pre-effective date employment") shall be included (to the extent such service is not disregarded under Section 3.7). For vesting purposes all periods of pre-effective date employment shall be included unless such service is disregarded under Section 3.7 or Section 3.8. Notwithstanding the foregoing, service credit for vesting purposes automatically shall be granted for pre-effective date employment to the extent required by Code Section 411(a) for periods during which the Employer or an Affiliate maintained a predecessor plan.

3.4 SERVICE WITH PREDECESSOR EMPLOYER. All periods of employment with a predecessor employer or employers shall be included in calculating an Employee's service to the extent required by Code Section 414(a) if the Employer or an Affiliate maintains a plan of such predecessor employer. However, if the Employer or an Affiliate does not maintain a plan of such predecessor employer, periods of employment with such predecessor employer shall be included in calculating an Employee's service

         3.4(a)     STANDARD OPTION.  only to the extent required under
         regulations under Code Section 414(a) or

         3.4(b)     ALTERNATIVE.  only if so specified in the Adoption
         Agreement.

3.5 LEASED EMPLOYEES. A Leased Employee shall be credited with service as an Employee of the Employer or an Affiliate in accordance with Code Section 414(n) or Section 414(o).

3.6 SERVICE WITH AFFILIATES. An Employee shall be credited with all service with any Affiliate and any other entity which is required to be aggregated with the Employer under Code Section 414(o).

3.7      SPECIAL BREAK IN SERVICE RULES.

         3.7(a)     STANDARD OPTION.  Except as provided in Section 3.7(c) and
         Section 8.2, an Employee who has a Break in Service shall be credited after such Break in Service for both participation and vesting purposes with all Years of Service completed before such Break in Service.

         3.7(b)     ALTERNATIVE.  In addition to the exceptions in Section
         3.7(c) and Section 8.2, the Employer may specify in the Adoption Agreement that certain service completed before a Break in Service may be disregarded under one or more of the rules set forth in this
         Section 3.7(b).

                    3.7(b)(1)     ONE YEAR HOLD-OUT RULE.  If the "One Year
                    Hold-Out Rule" is specified in the Adoption Agreement for a nonstandardized Plan, an Employee who has a Break in Service (two Breaks in Service if the Alternative Maternity/Paternity Rule applies) shall not be credited after such Break in Service for participation purposes or vesting purposes with any Year of Service completed before such Break in Service until the Employee completes a Year of service after such Break in Service.

                    In applying this rule for participation purposes, such Year of Service shall be measured by the Computation Period which begins on an Employee's "reemployment commencement date" and, if necessary, subsequent Computation Periods beginning

                          3.7(b)(1)(i) with the Plan Year which includes the first anniversary of the "reemployment commencement date" if the standard Computation Period in Section 3.1(b)(3)(i) is specified in the Adoption Agreement, or

                          3.7(b)(1)(ii) on anniversaries of the "reemployment commencement date" if the alternative Computation Period in Section 3.1(b)(3)(ii) is specified in the Adoption Agreement.

                    The "reemployment commencement date" shall be the first day on which the Employee is credited with an Hour of Service for the performance of duties after the first Computation Period in which the Employee incurs a Break in Service. If an Employee who was a Participant before his or her Break in Service completes a Year of Service in accordance with this provision, such Employee's participation shall be reinstated as of his or her reemployment commencement date.

                    3.7(b)(2)     PRE-PARTICIPATION RULE.  If the
                    "Pre-Participation Rule" is specified in the Adoption Agreement, an Employee who has a Break in Service (two Breaks in Service if the Alternative Maternity/Paternity Rule applies) before the Employee satisfies the Participation Requirement shall not be credited for participation purposes with any Year of Service completed before such Break in Service. However, this rule shall only apply if the Participation Requirement for the Plan requires more than one Year of Service and the vesting schedule specified in the Adoption Agreement provides for full and immediate vesting.

                    3.7(b)(3)     RULE OF PARITY.  If the "rule of Parity" is
                    specified in the Adoption agreement, the following rules shall apply:

                          3.7(b)(3)(i)     GENERAL.  If an employee does not
                          have any nonforfeitable interest in the portion of the Employee's Account which is attributable to Employer contributions, the Employee's Years of Service before a period of consecutive breaks in Service shall not be taken into account in computing service for participation or vesting purposes if the number of consecutive Breaks in Service in such period equals or exceeds the greater of 5 (6 if the Alternative Maternity/Paternity Rule applies) or the aggregate number of Years of Service completed before such Breaks in Service ("pre-break service"). Such pre-break service shall not include any pre-break service disregarded under the preceding sentence by reason of prior Breaks in Service.

                          3.7(b)(3)(ii)    PARTICIPATION.  If an Employee's
                          Years of Service are disregarded under this rule of parity, the Employee shall be treated as a new Employee for participation purposes. If the Employee's Years of Service are not disregarded under this rule, the Employee shall continue to participate in the

                          Plan, or, if the Employee separated from service shall participate immediately upon the Employee's reemployment.

                          3.7(b)(3)(iii)   VESTING.  If a Participant's Years
                          of Service are disregarded under this rule of parity, the Participant's pre-break Years of Service shall be disregarded, for purposes of determining the Participant's nonforfeitable interest in the Participant's post-break Employer Account. If a Participant's pre-break Years of Service are not disregarded under this rule of parity, the Participant's pre-break Years of Service shall be counted for purposes of determining the Participant's nonforfeitable interest in the Participant's post-break Employer Account.

                    3.7(b)(4)     ALTERNATIVE MATERNITY/PATERNITY RULE.  If the
                    "Alternative Maternity/Paternity Rule" is specified in the Adoption Agreement, the special Maternity/Paternity rule set forth in Section 3.1(a)(2) shall not apply and the minimum period of consecutive Breaks in Service required to disregard any service or to deprive any Employee of any right under this Plan shall be increased by one as specified in the parentheticals in this Section 3.7 and in
                    Section 8.2.

         3.7(c)     VESTING ON REEMPLOYMENT AFTER BREAK IN SERVICE.  If a
         Participant has 5 or more consecutive Breaks in Service (6 or more consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies), all Years of Service completed after such Breaks in Service shall be disregarded for purposes of determining the Participant's nonforfeitable interest in the Participant's Employer Account and Matching Account that accrued before such Breaks in Service. Accordingly, as set forth in Section 8.2, the Employer shall not be required to restore a Forfeiture upon such reemployment. Unless the Adoption Agreement specifies the Rule of Parity, both the Participant's pre-break service and post-break service shall count for purposes of determining the nonforfeitable interest in the Participant's post-break Employer Account and Matching Account. If the Adoption Agreement specifies the Rule of Parity and the Participant's pre-break Years of Service are disregarded under that rule, then the Participant's pre-break Years of Service shall not count for purposes of determining the nonforfeitable interest in the Participant's post-break Employer Account and Matching Account. As provided in Section 8.2, separate accounts shall be maintained for the Participant's pre-break and post-break Employer Account and Matching Account and such accounts shall share in Fund Earnings.

         If a Participant does not have 5 consecutive Breaks in Service (6 or more consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies), both the Participant's pre-break and post-break Years of Service shall count in determining the nonforfeitable interest in both the pre-break and post-break Employer Account and Matching Account balance. However, unless the Adoption Agreement specifies the "Alternative to the Buy Back Rule" (as described in Section 8.2(b)), a Participant's pre-break Employer Account and Matching Account balance shall be zero unless the Participant repays any distribution as provided in Section 8.2(a).

3.8      SERVICE EXCLUSIONS FOR VESTING PURPOSES.

         3.8(a)     STANDARD OPTION.  An Employee shall be credited with all
         Years of Service for vesting purposes (to the extent such service is not disregarded under Section 3.7 and Section 8.2).

         3.8(b)     ALTERNATIVE.  The Employer may specify in the Adoption
         Agreement service which is expressly excluded for vesting purposes.

SECTION 4.          PARTICIPATION

GENERAL RULE. Each Eligible Employee shall become a Participant in this Plan on the Entry Date which coincides with or immediately follows the date on which the Eligible Employee satisfies the Participation Requirement (provided he or she is an Eligible Employee on such Entry Date).

4.1      SPECIAL RULES.

         4.1(a)     PREEXISTING PLAN.  Any Employee who was a participant in
         the Preexisting Plan on the date immediately preceding the Effective Date or who would have become a participant in the Preexisting Plan on the Effective Date shall become a Participant under this Plan on such Effective Date. However, no contributions shall be made by or on behalf of such Participant unless the Participant is otherwise entitled to a contribution under Section 5.

         4.1(b)     REEMPLOYMENT BEFORE SATISFYING PARTICIPATION REQUIREMENTS.
         If an Employee separates from service prior to satisfying the Participant Requirement and is thereafter reemployed, all employment completed by such Employee prior to such separation shall be aggregated with such Employee's employment completed after reemployment for purposes of satisfying the Participation Requirement unless such prior employment is excluded under the rules set forth in
         Section 3.

         4.1(c)     REEMPLOYMENT AFTER SATISFYING PARTICIPATION REQUIREMENT.
         If any employee satisfies the Participation Requirement before he or she separates from service and the Employee thereafter is reemployed, the Employee shall become a Participant on the later of (1) the first day he or she completes an Hour of Service as an Eligible Employee upon reemployment or (2) the first Entry Date following the date on which he or she satisfies the Participation Requirement. However, any such Employee whose prior service is disregarded under Section 3 shall be treated as a new Employee for participation purposes.

         4.1(d)     STATUS CHANGE.  If the status of an Eligible Employee for
         whom no Account is maintained changes to that of an Employee (other than an Eligible Employee) and such person's status thereafter changes back to that of an Eligible Employee, such person shall become a Participant on the later of (1) the date the status changes back to that of an Eligible Employee or (2) the first Entry Date which coincides with or immediately follows the date on which he or she satisfies the Participation Requirement.

4.2 PARTICIPANT INFORMATION. Each Participant shall file with the Plan Administrator such personal information and data as the Plan Administrator deems necessary for the orderly administration of this Plan.

4.3 NO EMPLOYMENT RIGHTS. This Plan is not a contract of employment and participation in this Plan shall not give any Employee or former Employee the right to be retained in the employ of the Employer or any Affiliate or, upon termination of such employment, to have any interest or right in the Fund other than as expressly provided in this Plan.

SECTION 5.          CONTRIBUTIONS

5.1 PROFIT SHARING PLAN. If this Plan is adopted as a Profit Sharing Plan, the Employer Contribution made by the Employer and each Participating Affiliate for each Plan Year shall equal such amount, if any, as the Board determines in its discretion that the Employer and each Participating Affiliate shall contribute for such year. Employer Contributions under this Section 5.1 shall be made

         5.1(a)   STANDARD OPTION.  from Net Profits or

         5.1(b)     ALTERNATIVE - if so specified in the Adoption Agreement,
         without regard to Net Profits. Notwithstanding any such election, the Employer intends that this Plan shall be a "profit-sharing plan" for purposes of the code and ERISA.

5.2 MONEY PURCHASE PENSION PLAN. If this Plan is adopted as a Money Purchase Pension Plan, the Employer Contribution made by the Employer and each Participating Affiliate for each Plan Year shall be an amount equal to the sum of the contribution for each Active Participant as determined under the formula specified in the Adoption Agreement. The Forfeitures for each Plan Year shall be

         5.2(a)     STANDARD OPTION - applied to reduce the Employer
         Contribution for such Plan Year or

         5.2(b)     ALTERNATIVE - if so specified in the Adoption Agreement,
         allocated to the Employer Account of each Active Participant in accordance with Section 6.3(b). Notwithstanding any such election, the Employer intends that this Plan shall be a "money purchase pension plan" for purposes of the Code and ERISA.

5.3      401(K) PLAN.

         5.3(a)     GENERAL.  If this Plan is adopted as a 401(k) Plan, the
         contributions made by the Employer and each Participating Affiliate shall be determined in accordance with the elections made by the Employer in the Adoption Agreement and the rules set forth in Section
         5.3. Contributions made under this Section 5.3 other than Elective Deferrals and Employee Contributions shall be made

                    5.3(a)(1)     STANDARD OPTION - from Net Profits or

                    5.3(a)(2)     ALTERNATIVE - if so specified in the Adoption
                                  Agreement, without regard to Net Profits.

         Elective Deferrals and Employee Contributions shall be made without regard to Net Profits. Notwithstanding any such election, the Employer intends that this Plan shall be a "profit-sharing plan" for purposes of the Code and ERISA.

         5.3(b)     MATCHING CONTRIBUTIONS.  If the Employer specifies in the
         Adoption Agreement that Matching Contributions shall be made to the Plan, the Employer and each Participating Affiliate shall make a Matching Contribution for each eligible Participant based on the Employee Contributions and Elective Deferrals made by or on behalf of such eligible Participant in such amount and as of each Allocation Date as specified in the Adoption Agreement. Notwithstanding the foregoing,

                    5.3(b)(1)     for Plan Years beginning on or after the
                    Final Compliance Date, no Matching Contribution shall be made on account of a Participant's Elective Deferrals or Employee Contributions which are Excess Elective Deferrals under Section 7.3 Excess Contributions under Section 7.4 or Excess Aggregate Contributions under Section 7.5, and

                    5.3(b)(2)     for Plan Years beginning before the Final
                    Compliance Date, no Matching Contribution shall be made on account of such excess amounts unless specified in the formula for Matching Contributions set forth in the Adoption Agreement.

         5.3(c) QUALIFIED MATCHING CONTRIBUTIONS. If the Employer specified in the Adoption Agreement that Qualified Matching Contributions shall be made to the Plan, the Employer and each Participating Affiliate shall make a Qualified Matching Contribution for each eligible Participant based on the Employee Contributions and Elective Deferrals made by or on behalf of such eligible Participant in such amount and as of each Allocation Date as specified in the Adoption Agreement. Qualified Matching Contributions shall be subject to the following special rules:

                    5.3(c)(1)     the Participant may not elect to receive such
                    contributions in cash until distributed from the Plan;

                    5.3(c)(2)     such contributions shall be completely
                    nonforfeitable when made;

                    5.3(c)(3)     such contributions shall be subject to the
                    same distribution and withdrawal restrictions applicable to Elective Deferrals set forth in Section 9.2(b);

                    5.3(c)(4)     for Plan Years beginning on and after the
                    Final Compliance Date, no Qualified Matching Contribution shall be made on account of a Participant's Elective Deferrals of employee Contributions which are Excess Elective Deferrals under Section 7.3. Excess Contributions under Section 7.4 or Excess Aggregate Contributions under Section 7.5; and

                    5.3(c)(5)     for Plan Years beginning before the Final
                    Compliance Date, no Qualified Matching Contribution shall be made on account of such excess amounts unless specified in the formula for Qualified Matching Contributions set forth in the Adoption Agreement.

         5.3(d)     QUALIFIED NONELECTIVE CONTRIBUTION.  If the Employee
         specifies in the Adoption Agreement that Qualified Nonelective contributions shall be made to the Plan, the Employer and each Participating Affiliate shall make Qualified Nonelective Contributions for each eligible Participant in such amount and as of each Allocation Date specified in the Adoption Agreement.

         In addition, in lieu of distributing Excess Contributions as provided in Section 7.4(d) or Excess Aggregate Contributions as provided in
         Section 7.5(d) the Employer and each Participating Affiliate who is a Nonhighly Compensated Employee on the last day of each Plan Year, such amount, if any, as the Employer and each Participating Affiliate determine in their discretion to contribute for such Plan Year to satisfy the ADP limit of Section 4(b) or the ACD limit of Section 7.5(b), or both, pursuant to the regulations under Code Section 401(k) and Code Section 401(m).

Qualified Nonelective Contributions shall be subject to the following special rules:

                    5.3(d)(1)     the Participant may not elect to receive such
         contributions in cash until distributed from the Plan;

                    5.3(d)(2)     such contributions shall be completely
                    nonforfeitable when made; and

                    5.3(d)(3)     such contributions shall be subject to the
                    same distribution and withdrawal restrictions applicable to Elective Deferrals set forth in Section 9.2(b).

         5.3(e)     DISCRETIONARY EMPLOYER CONTRIBUTION.  If the Employer
         specifies in the Adoption Agreement that discretionary Employer Contributions shall be made. The Employer Contribution made by the Employer and each Participating Affiliate for each Plan Year shall equal such amount, if any, as the Board determines in its discretion that the Employer and each Participating Affiliate shall contribute for such year.

         5.3(f)     ELECTIVE DEFERRALS.  If the Employer specifies in the
         Adoption Agreement that Elective Deferrals may be made each Participant who is an Eligible Employee may elect pursuant to a cash or deferred election that the Employer and each Participating Affiliate make Elective Deferrals to the Plan on the Participant's behalf in lieu of cash compensation for each pay period ending on any date on or after he or she becomes a Participant and on which he or she is an Eligible Employee in such amounts as specified in the Adoption Agreement. All Elective Deferrals shall be made exclusively through payroll withholding and shall be transferred by the Employer or Participating Affiliate to the Trustee as son as practicable after the date such elective Deferrals are withheld.

         5.3(g)     EMPLOYEE CONTRIBUTIONS.  If the Employer specifies in the
         Adoption Agreement that Employee Contributions may be made, each Participant who is an Eligible Employee may elect to make Employee Contributions to the Plan for each pay period ending on any date on or after he or she becomes a Participant and on which he or she is an Eligible Employee in such amounts as specified in the Adoption Agreement. All Employee Contributions shall be made exclusively through payroll withholding and shall be transferred by the Employer or Participating Affiliate to the Trustee as soon as practicable after the date such Employee Contributions are withheld.

         5.3(h)     ELECTION RULES AND LIMITATIONS.

                    5.3(h)(1)     GENERAL.  The Plan Administrator from time to
                    time shall establish and shall communicate in writing to Participants who are Eligible Employees such reasonable nondiscriminatory deadlines, rules and procedures for making the elections described in this Section 5.3 as the Plan Administrator deems appropriate under the circumstances for the proper administration of this Plan.
                    A Participant's election shall be made on an Election Form and no election shall be effective unless such Election Form is properly completed and timely filed in accordance with such established deadlines, rules and procedures. The Plan Administrator shall have the right at any time unilaterally to reduce the amount or percentage of Elective Deferrals or Employee Contributions elected under this Section 5.3 if the Plan Administrator determines that such reduction is necessary to satisfy the limitations under Section 7 of the Plan.

                    5.3(h)(2)     COMMENCEMENT OF ELECTION.  A Participant's
                    initial election to make Elective Deferrals or Employee Contributions under this Section 5.3 for any period of employment may be effective as early as the Entry Date on which he or she becomes a Participant in the Plan. If a Participant does not make a proper election to make Elective Deferrals or Employee Contributions as of such Entry Date, the Participant may thereafter make an election

                          5.3(h)(2)(i)     STANDARD OPTION.  effective on
                          any date or

                          5.3(h)(2)(ii)    ALTERNATIVE.  effective only as of
                          the dates specified in the Adoption Agreement.

                    A Participant's election shall remain in effect until revised or terminated in accordance with this Section 5.3(h).

                    5.3(h)(3)     REVISION OF ELECTION.  An election, once
                    effective, can thereafter be revised by a Participant

                          5.3(h)(3)(i)     STANDARD OPTION.  effective on
                          any date or

                          5.3(h)(3)(ii)    ALTERNATIVE.  effective only as of
                          the dates specified in the Adoption Agreement.

                    5.3(h)(4) TERMINATION OF ELECTION. A Participant shall have the right to completely terminate an election under this Section 5.3 at any time, and any such termination shall become effective as of the first day of the first pay period following the date he or she timely files a properly completed Election form terminating such election. Any Participant whose status as an Eligible Employee terminates shall be deemed to have completely terminated his or her election, if any, under this Section 5.3 as of the date the Participant's status as such so terminates.

                    5.3(h)(5)     RESUMPTION AFTER TERMINATION.  A Participant
                    whose election terminates may thereafter elect to resume contributions under this Section 5.3

                          5.3(h)(5)(i)     STANDARD OPTION.  Effective as of
                          any date, or

                          5.3(h)(5)(ii)    ALTERNATIVE.  Effective only as of
                          the dates specified in the Adoption Agreement.

                    5.3(h)(6)     EFFECTIVE DATES OF ELECTIONS.  A
                    Participant's initial, revised or resumed election shall be effective only if he or she is an Eligible Employee on the effective date of such elections setforth in this Section 5.3(h). Elective Deferrals and Employee

                    Contributions made pursuant to a Participant's elections shall be withheld from Compensation which otherwise would be paid on or after the effective date of such election and while he or she is an Eligible Employee. Under no circumstances shall a Participant's Elective Deferral election apply to defer Compensation which has been paid to the Participant or which he or she is currently eligible to receive (in cash or otherwise) at his or her discretion.

         5.3(i)     APPLICATION OF FORFEITURES.  The Forfeitures attributable
         to Matching Contributions and Employer Contribution shall be

                    5.3(i)(1)     STANDARD OPTION.  Applied to reduce the
                    Matching Contributions, Qualified Matching Contributions and Qualified Nonelective Contributions, if any, in accordance with Section 6.3(c)(2)(ii)(A) or

                    5.3(i)(2)     ALTERNATIVE.  If so specified in the Adoption
                    Agreement,

                          5.3(i)(2)(i) allocated to the Employer Account or Matching Account, as applicable, of each Active Participant in accordance with Section
                          6.3(c)(2)(ii)(B)(l), or

                          5.3(i)(2)(ii) for a nonstandardized Plan, allocated in accordance with the formula specified in the Adoption Agreement.

5.4      TARGET BENEFIT PENSION PLAN.

         5.4(a)     GENERAL.  If this Plan is adopted as a Target Benefit
         Pension Plan, the Employer Contribution made by the Employer and each Participating Affiliate for each Plan Year shall be an amount equal to the sum of the contributions required to fund each Active Participant's "Target Benefit" specified in the Adoption Agreement. The Forfeitures for each Plan year shall be applied to reduce the Employer Contribution for such Plan Year. Such contribution shall be determined as of the last day of such Plan Year. Such contribution shall be determined as of the last day of such Plan Year under the individual level premium funding method, using the interest rate and mortality table specified in the Adoption Agreement, the Participant's age on his or her last birthday and the assumption of a constant rate of future Compensation, in accordance with the following:

                    5.4(a)(1)     STEP 1.  If the Participant has not reached
                    the Plan Participant's Normal Retirement Age, calculate the present value of the "Target Benefit" specified in the Adoption Agreement by multiplying the "Target Benefit" by the product of (1) the applicable factor from Table l(a) or
                    (b), whichever is appropriate, in Exhibit A to the Adoption Agreement and (2) the applicable factor from Table III(a) or (b), whichever is appropriate, in Exhibit A to the Adoption Agreement. If the Participant is at or beyond the Plan Participant's Normal Retirement Age, calculate the present value of the "Target Benefit" specified in the Adoption Agreement by multiplying the "Target Benefit" by the applicable factor from Table IV(a) or (b), whichever is appropriate, in Exhibit A to the Adoption Agreement.

                    5.4(a)(2)     STEP 2.  Calculate the excess, if any, of the
                    amount determined in Step 1 over the theoretical reserve.

                    5.4(a)(3)     STEP 3.  Amortize the result in Step 2 by
                    multiplying it by the applicable factor from Table II in Exhibit A to the Adoption Agreement. The Plan Year in which the Participant attains Normal Retirement Age and for subsequent Plan Years, the applicable factor is 1.0.

         5.4(b)     THEORETICAL RESERVE.  For purposes of this Section 5.4,
         the theoretical reserve is determined as follows:

                    5.4(b)(1)     A Participant's theoretical reserve as of the
                    last day of the first Plan Year in which the participates in the Plan, and as of the last day of the first Plan Year after any Plan Year in which the Plan either did not satisfy the safe harbor in Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations or was not a Prior Safe Harbor Plan, is zero. In all other cases, in the first Plan Year in which this theoretical reserve provision is adopted or made effective, if later, as specified in the Adoption Agreement ("year 1"), the initial theoretical reserve is determined as follows:

                          5.4(b)(1)(i)     Calculate as of the last day of the
                          Plan Year immediately preceding year 1 the present value of the "Target Benefit", using the actuarial assumptions, the provisions of the Plan, and the Participant's Average Annual Compensation as of such date; provided, however, for a Participant who is beyond Normal Retirement Age in year 1, the straight life annuity factor used for such determination shall be the factor applicable for such Normal Retirement Age.

                          5.4(b)(1)(ii)    Calculate as of the last day
                          of the Plan Year immediately preceding year 1 the present value of future Employer Contributions, i.e., the contributions due each Plan Year using the actuarial assumptions, the provisions of the Plan (disregarding those provisions of the Plan providing for the limitations of Code Section 415 or the minimum contributions under Code Section 416), and the Participant's Average Annual Compensation as of such date, beginning with year 1 through the end of the Plan Year in which the Participant attains Normal Retirement Age.

                          5.4(b)(1)(iii)   Subtract the amount determined in
                          clause (ii) from the amount determined in clause (i).

                    5.4(b)(2)     Accumulate the initial theoretical reserve in
                    Section 5.4(b)(1) and the Employer Contributions (as limited by code Section 415, but without regard to any required minimum contributions under Code Section 416) for each Plan Year beginning in year l up through the last day of the current Plan Year (excluding contributions, if any, made for the current Plan Year) using the Plan's interest assumption in effect for each such year. In any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, the accumulation is calculated assuming an interest rate of 0%.

                    5.4(b)(3)     The calculations in this Section  5.4(b)
                    shall be made as of the last day of each Plan 4Year, on the basis of the Participant's age on his or her last birthday and the interest rate in effect on the last day of the prior Plan Year.

         5.4(c)     PAST SERVICE CREDITS.  If the Plan is adopted as a
         standardized Plan, upon initial adoption of this Plan or upon a Plan amendment which is effective on or after the Final Compliance Date, no more than 5 years of credit shall be granted for service completed before the effective date of such adoption or amendment, and any such past service credit shall be granted on a uniform basis to all Participants in the Plan on such effective date.

         5.4(d)     TRA 86 AMENDMENT.  A Participant's Account balance shall
         not be reduced as a result of an amendment to this Plan or a preexisting Plan to satisfy the requirements of TRA 86. To the extent that contributions actually made on a Participant's behalf for Plan Years beginning after December 31, 1988 exceed the contributions that would have been required under the formula as effective for such years as a result of the amendment of this Plan or a Preexisting Plan to satisfy TRA 86, such excess shall be applied to offset contributions required to such Participant's Account for Plan Years beginning after the date such TRA 86 amendment is adopted or, if later, the date such TRA 86 amendment is effective consistent with ERISA Section 204(h).

         5.4(e)     SPECIAL DEFINITIONS AND RULES.  The special definitions and rules in this Section 5.4(e) shall apply for purposes of determine the Employer Contributions under a Target Benefit Pension Plan.

                    5.4(e)(1)     CUMULATIVE DISPARITY LIMIT.  For a Plan with
                    a Unit Benefit Formula, a Participant's Cumulative Disparity Limit is equal to 35 minus (1) the number of the Participant's Years of Participation under this Plan during which this Plan did not satisfy the safe harbor for target benefit plans in Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations or was not a Prior Safe Harbor Plan, and (2) the number of years during which the Participant participated in one or more qualified plans or simplified employee pension plans ever maintained by the Employer (other than years counted in clause (1) or counted toward a Participant's total Years of Projected Participation). The Cumulative Disparity Limit shall be determined taking into account only those Years of Participation in this Plan beginning after December 31, 1988 when this Plan had an integrated benefit formula and those years of participation in such other qualified plans and simplified employee pensions plans beginning after December 31, 1988 during which the Participant actually received an allocation under an integrated defined contribution plan (other than a target benefit pension plan), during which the Participant was eligible to receive a benefit under an integrated defined benefit pension plan or an integrated target benefit pension plan), or during which the Participant received an allocation or accrued a benefit under a plan which imputed permitted disparity pursuant to Section 1.401(a)-7 of the Federal Income Tax Regulations.

                    5.4(e)(2)     CUMULATIVE DISPARITY REDUCTION.  For a Plan
                    with a Fixed Benefit Formula, the Excess Benefit Percentage will further be reduced as set forth in this Section 5.4(e)(2) for a Participant with more than 35 "cumulative disparity years." A Participant's "cumulative disparity years" consist of the sum of (1) the Participant's total Years of Projected Participation, (2) the Participant's Years of Participation, during which this Plan did not satisfy the safe harbor for target benefit plans in regulations Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations or was not a prior Safe Harbor Plan, and (3) the number of years during which the Participant participated in one or more qualified plans or simplified employee pension plans ever maintained by the Employer (other than years in clause
                    (1) or (2) above); provided that the cumulative disparity years shall be determined taking into account only those Years of Participation in this Plan beginning after December 31, 1988 when this Plan had an integrated benefit formula and those years of participation in such other qualified plans and simplified employee pension plans beginning after December 31, 1988 during which the Participant actually received an allocation under an integrated defined contribution plan (other than a target benefit pension plan), during which the Participant was eligible to receive a benefit under an integrated defined benefit pension plan (or an integrated target benefit pension plan), or during which the Participant received an allocation or accrued a benefit under a plan which imputed permitted disparity pursuant to Section 1.401(a)-7 of the Federal Income Tax Regulations.

                    If this Cumulative Disparity Reduction applies, the Excess Benefit Percentage will be reduced as follows:

                                  (A)      Subtract the Participants Base
                                  Benefit Percentage from the Participants
                                  Excess Benefit Percentage (after modification as required in the Adoption Agreement for less than 35 Years of Projected Participation).

                                  (B)      Multiply the results determined in
                                  (A) by a fraction (not less than 0), the numerator of which is 35 minus the sum of the years in clauses (2) and (3) of this Section 5.4(e)(2), and the denominator of which is 35.

                                  (C)      The Participants Excess Benefit
                                  Percentage is equal to the sum of the result in (B) and the Participants Base Benefit Percentage, as otherwise modified in the Adoption Agreement.

                    5.4(e)(3)     CURRENT STATED BENEFIT.  Each Participants
                    Current Stated Benefit will be the product of (1) the amount derived from the formula specified in the Adoption Agreement, and (2) a fraction, the numerator of which is the Participants number of Years of Participation from the latest Fresh- Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant's total Years of Projected Participation, if this Plan has not had a Fresh-Start Date, such fraction will equal 1.0 for all Participants. In any event, for those Participants who first participated in the Plan after the latest Fresh-Start Date, such fraction will equal 1.0. For purposes of determining the numerator of the fraction described in clause (2), only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

                    5.4(e)(4)     FRESH-START DATE.  Fresh-Start Date means the
                    last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Stated Benefit are amended. If applicable, the latest Fresh-Start Date-Start Date of the Plan shall be designated in the Adoption Agreement.

                    5.4(e)(5)     FROZEN ACCRUED STATED BENEFIT.  A
                    Participant's Frozen Accrued Stated Benefit is determined as of the Plan's latest Fresh-Start Date as if the Participant terminated employment with the Employer as of that date, without regard to any amendment made to the Plan after that date except as permitted under regulations.

                    A Participant's Frozen Accrued State Benefit is equal to the amount of the Current Stated Benefit in effect on the latest Fresh-Start Date that a Participant has accrued as of that date, assuming that such Current Stated Benefit accrues ratably from the year in which the Participant first participated in this Plan (or, if later, the immediately preceding, Fresh-Start Date under this Plan) through and including the Plan Year in which the Participant attains Normal Retirement Age.

                    The amount of the Current Stated Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued is determined by multiplying the Plan's Current Stated Benefit in effect on that date by a fraction, the numerator of which is the number of Years of Participation from the later of the Participant's first Year of Participation in this Plan or the immediately preceding Fresh-Start Date (if any) through and including the year that contains the latest Fresh- Start Date, and the denominator of which is the number of Years of Participation from the later of the Participant's first Year of Participation in this Plan or the immediately preceding Fresh-Start Date (if any) through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. For purposes of this paragraph, only those Years of Participation during which a Participant was eligible to receive a contribution the Plan will be taken into account.

                    If this Plan has a preceding Fresh-Start Date, each Participant's Frozen Accrued Stated Benefit as of the latest Fresh-Start Date will equal the sum of the amount of the Current Stated Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and the Frozen Accrued Stated Benefit determined as of the preceding Fresh-Start Date(s).

                    If (a) the Current Stated Benefit formula in effect on the latest Fresh-Start Date was not expressed as a straight life annuity for all the Participants, and/or (2) the Normal Retirement Age for any Participant on the latest Fresh-Start Date was greater than the Normal Retirement Age for the Participant under the Current Stated Benefit formula in effect after the latest Fresh-Start Date, the Frozen Accrued Stated Benefit will be converted to an actuarially equivalent straight life annuity commencing at the Participant's Normal Retirement Age under the Current Stated Benefit formula in effect after the latest Fresh-Start Date, using the actuarial assumption in effect under the Current Stated Benefit formula in effect on the latest Fresh-Start Date.

         Notwithstanding the above, if in the immediately preceding Plan Year this Plan did not satisfy the safe harbor for target benefit plans in
         Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations or was not a Prior Safe Harbor Plan, the Frozen Accrued Stated Benefit for any Participant in the Plan, determined for the Plan Year during which Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations is satisfied until the year following the next Fresh-Start Date, if any, will be zero.

                    5.4(e)(6)     MAXIMUM EXCESS ALLOWANCE.  The Maximum Excess
                    Allowance is equal to the lesser of the Base Benefit Percentage or

                          (1) for a Plan with a Unit Benefit Formula, the Applicable Factor determined from Table A or Table B in Exhibit B to the Adoption Agreement, and

                          (2) for a Plan with a Fixed Benefit Formula, 35 times the Applicable Factor determined from Table A or Table B in Exhibit B to the Adoption Agreement.

                    5.4(e)(7)     OVERALL PERMITTED DISPARITY LIMIT.  If for
                    any Plan Year this Plan benefits any Participant who also benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the Current Stated Benefit for all Participants under this Plan will be equal to the Excess Benefit Percentage set forth in the Adoption Agreement multiplied times

                          (1) for a Plan with a Unit Benefit Formula, the Participant's total Average Annual Compensation times the Participant's total Years of Projected Participation under the Plan up to the maximum total years of Projected Participation specified in the Adoption Agreement, and

                          (2) for a Plan with a Fixed Benefit Formula, the Participant's total Average Annual Compensation (prorated for years less than 35).

                    If this paragraph is applicable, this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is first applicable. In addition, if in any subsequent Plan Year this Plan no longer benefits any Participant who also benefits under another plan of the Employer, this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable.

                    5.4(e)(8)     PRIOR SAFE HARBOR PLAN.  Prior Safe Harbor
                    Plan means a Plan adopted and in effect on September 19, 1991, that satisfied the applicable nondiscrimination requirements for target benefit plans on that date and in all prior periods (taking into account no amendments to the Plan after September 19, 1991, other than amendments necessary to satisfy Code Section 401(1).

                    5.4(e)(9)     YEAR OF PARTICIPATION means each Year of
                    service (as determined in the same manner as a Year of Service for vesting purposes) completed after the Participant first becomes a Participant in this Plan or the Preexisting Plan.

                    5.4(e)(10)    YEARS OF PROJECTED PARTICIPATION.  For
                    purposes of determining a Participant's Current Stated Benefit, a Participant's total Years of Projected Participation under the Plan is the sum of the Participant's total number of Years of Participation under this Plan for the years this Plan consecutively satisfies the safe harbor for target benefit plans in Section 1.401(a)(4)-8(b)(3) of the Federal Income Tax Regulations or was a Prior Safe Harbor Plan, if applicable, projected through the later of the end of the Plan Year in which the Participant attains Normal Retirement Age or the end of the current Plan Year. For purposes of determining a Participant's total Years of Projected Participation, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

5.5      ROLLOVER CONTRIBUTIONS.

         5.5(a)     STANDARD OPTION.  An Eligible Employee may contribute on
         his or her own behalf (or elect a direct transfer of) a Rollover Contribution to the Fund, provided (1) such contribution shall be made (or transferred) in cash or in a form which is acceptable to the Trustee, (2) such contribution shall be made in accordance with such rules as the Plan Administrator and the Trustee deem appropriate under the circumstances, and (3) if so specified in the Adoption Agreement, no Rollover Contribution may be made prior to the Entry Date on which the Eligible Employee becomes a Participant in this Plan.

         5.5(b)     ALTERNATIVE.  The Employer may specify in the Adoption
         Agreement that no Rollover Contributions may be made.

5.6 NO EMPLOYEE OR MATCHING CONTRIBUTIONS. Unless this Plan is adopted as a Section 401(k) Plan which permits Employee Contributions, no nondeductible employee contributions or matching contributions (as defined in Code Section 401(m) shall be made to this Plan after the Plan year in which this Plan is adopted by the Employer. Any nondeductible employee contributions and matching contributions made under Preexisting Plan or under this Plan (in accordance with the preceding sentence) for Plan Years beginning after December 31, 1986 shall be subject to the nondiscrimination limitations under Code Section
401(m) as set forth in Section  7.5.

5.7 NO DEDUCTIBLE VOLUNTARY EMPLOYEE CONTRIBUTIONS. No voluntary deductible employee contributions shall be made to this Plan for a taxable year beginning after December 31, 1986. Any voluntary deductible employee contributions made under a Preexisting Plan prior to such date shall be maintained in a separate account under this Plan. Such account shall be nonforfeitable at all times and shall share in the Fund Earnings in the same manner as described in Section 6.2. No part of such account shall be used to purchase life insurance. Subject to Section 10, JOINT AND SURVIVOR ANNUITY REQUIREMENTS (if applicable), a Participant may withdraw any part of the Participant's voluntary deductible employee contribution account by making a written application to the Plan Administrator.

5.8      GENERAL RULES APPLICABLE TO ALL CONTRIBUTIONS.

         5.8(a)     LIMITATIONS ON CONTRIBUTIONS.  The contributions made under this Section  5 and the allocation of those contributions under
         Section 6 shall be subject to the limitations set forth in the Adoption Agreement, this Section 5 and Section 7.

         5.8(b)     CODE Section  415.  The contributions for any Plan year
         shall not (based on the Employer's understanding of the facts at the time the contribution is made) exceed the total amount allocable for such year among the Accounts of all Participants in light of the restrictions in Code Section 415 as set forth in Section 7.2. If a suspense account as described in Section 7.2(b) is in existence at any time during a particular Limitation Year (1) no Employer Contribution shall be made for such Limitation Year if (based on the Employer's understanding of the facts at the time the contribution is made) the allocation of the amount in such suspense account would be precluded by Code Section 415 for such Limitation Year and (2) if this Plan is adopted as Money Purchase Pension Plan or a Target Benefit Pension Plan, the Employer Contribution required under this
         Section  5 shall be reduced by the amount in such suspense account.

         5.8(c)     CODE Section  416.  If this Plan is a Top-Heavy Plan (as
         defined in Section 12) for any Plan Year, the minimum allocation required under Code Section 416 shall be made in accordance with
         Section  12.

         5.8(d)     LEASED EMPLOYEES.  Contributions or benefits which are
         provided by a leasing organization on behalf of a Participant who is a Leased Employee and which are attributable to services performed by such Participant for the Employer or a Participating Affiliate shall be credited against the contribution, if any, due to be allocated to such Participant under this Plan in accordance with Code Section 414(n).

         5.8(e)     OWNER-EMPLOYEES.

                    5.8(e)(1)     GENERAL.  If this Plan provides contributions
                    or benefits for one or more Owner- Employees who control the Employer or a Participating Affiliate, then

                          5.8(e)(1)(i)     if such Owner-Employee, or
                          Owner-Employees, also control one or more other trades or businesses,

                                  5.8(e)(1)(i)(A) this Plan and the plans established for such other trades or businesses shall, when viewed as a single plan, satisfy the applicable requirements of Code Section 401(a) and Code Section 401(d) for the employees of the Employer or the Participating Affiliate and such other trades or businesses, and

                                  5.8(e)(1)(i)(B) the employees of such other trades or businesses shall be included in a plan which satisfies the applicable requirements of Code Section 401(a) and Code
                                  Section  401(d) and which provides
                                  contributions and benefits which are at least as favorable as those provided under this Plan for such Owner-Employee, or

                          5.8(e)(1)(ii)    if such Owner-Employee is covered as
                          an owner-employee (within the meaning of Code Section 401(c)(3)) under the plans of two or more other trades or businesses which such Owner-Employee does not control, then the contributions or benefits provided under this Plan must be at least as favorable as those provided for such Owner-Employee under the most favorable plan of such other trade or business.

                    5.8(e)(2)     CONTROL.  For purposes of this Section
                    5.8(e), an Owner-Employee, or two or more such Owner-Employees, shall be considered to control a trade or business if such Owner-Employee or such Owner-Employees together,

                          5.8(e)(2)(i)     own the entire interest in an
                          unincorporated trade or business, or

                          5.8(e)(2)(ii)    in the case of a partnership, own
                          more than 50% of either the capital interest or the profits interest in such partnership. Such Owner-Employee, or such Owner- Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which is controlled by such Owner-Employee, or such Owner- Employees, within the meaning of clause (ii).

SECTION 6.          ALLOCATIONS TO ACCOUNTS

6.1 ESTABLISHMENT AND MAINTENANCE OF ACCOUNTS. An Account shall be established and maintained for each Participant under the Plan and the Plan Administrator shall establish reasonable and nondiscretionary procedures under which (a) any Forfeitures, insurance premium payments, loans, withdrawals, distributions and other charges properly allocable to such Account shall be debited from such Account and (b) any insurance contract dividends, insurance contract surrender proceeds, loan repayments and other amounts properly allocable to such Account (other than amounts described in Section 6.2 and Section 6.3) shall be credited to such Account.

6.2      ALLOCATION OF FUND EARNINGS.

         6.2(a)     GENERAL.  As of each Valuation Date the fair market value
         of the Fund and the Fund Earnings for the period which ends on such Valuation Date shall be determined. Such Fund Earnings shall be allocated (and posted) among all Accounts in the proportion that the balance in each such Account (determined in accordance with Section 6.2(b)) bears to the total balance in all such Accounts in order that each Account shall proportionately benefit from any earnings or appreciation in the value of the Fund assets in which such Account is invested or proportionately suffer any losses or depreciation in the value of the Fund assets in which such Account is invested. Subject to Section 13, each Participant shall have a ratable interest in all assets of the Fund.

         6.2(b)     ALLOCATION PROCEDURES.  The Plan Administrator shall
         establish nondiscretionary allocation procedures for purposes of the allocation of Fund Earnings under Section 6.2(a), which procedures shall be set forth in writing with the records of this Plan. If so specified in such procedures, the balance in each Account shall be determined after adjusting for all or a portion of the contributions and other amounts credited to or debited from such Account since the preceding Valuation Date. Further, if so provided in such allocation procedures, Fund Earnings shall not be allocated to any forfeiture or to the balance in any suspense account described in Section 7.2(b).

6.3 ALLOCATION OF CONTRIBUTIONS AND FORFEITURES. Subject to the limitations in Section 7, the Forfeitures (and any amount deemed to be a Forfeiture under the terms of this Plan) and the contributions shall be allocated (and posted) in accordance with the following rules:

         6.3(a)     PROFIT SHARING PLAN.

                    6.3(a)(1)     NONINTEGRATED.  If this Plan is adopted as a
                    Profit Sharing Plan and the nonintegrated allocation formula is specified in the Adoption Agreement, the Forfeitures and the Employer Contribution for each Plan Year shall be allocated (and posted) as of the last day of such Plan year to the Employer Account of each Active Participant in the same ratio that each Active Participant's Compensation for such Plan Year bears to the total Compensation for all Active Participants for such Plan Year.

                    6.3(a)(2)     INTEGRATED.  If this Plan is adopted as a
                    Profit Sharing Plan and the integrated allocation formula is specified in the Adoption Agreement, the Forfeitures and the Employer Contributions shall be allocated (and posted) as of the last day of each Plan Year to the Employer Account of each Active Participant in accordance with the following:

                          6.3(a)(2)(i)     STEP ONE.  First, the lesser of (A)
                          the sum of the Employer Contribution and Forfeitures for such Plan Year or (B) the Integration Amount for such Plan Year shall be allocated to the Employer Account of each Active Participant in the same ratio that the sum of the total Compensation and Excess Compensation of each Active Participant for such Plan Year bears to the sum of the total Compensation and Excess Compensation of all Active Participants in such Plan Year.

                          6.3(a)(2)(ii)    STEP TWO.  Second, the remaining
                          Employer Contribution and the Forfeitures, if any, for such Plan Year shall be allocated to the Employer Account of each Active Participant (whether or not he or she had Excess Compensation) in the same ratio that each Active Participant's total Compensation for such Plan Year bears to the total Compensation of all Active Participants for such Plan Year.

                          6.3(a)(2)(iii)   SPECIAL DEFINITIONS.  For purposes
                            of this Section  6.3(a)(2),

                          6.3(a)(2)(iii)(A)        "Integration Amount" means
                          the product of (1) the total Compensation and the total Excess Compensation of all Active Participants and (2) the Integration Percentage specified in the Adoption Agreement, but in no event shall the Integration Percentage exceed the Maximum Disparity Rate for any Plan Year beginning after December 31, 1988.

                          6.3(a)(2)(iii)(B)        "Excess Compensation" means
                          the amount, if any, of a Participant's Compensation for such Plan Year which exceeds the Integration Level for such Plan Year.

                          6.3(a)(2)(iv) TOP-HEAVY. If this Plan is a Top-Heavy Plan for any Plan Year, the allocation formula in
                          Section 12.3(h)(1) shall apply in lieu of the formula in this Section 6.3(a)(2) for such Plan Year.

         6.3(b)     MONEY PURCHASE PENSION PLAN.  If this Plan is adopted as a
         Money Purchase Pension Plan, the Forfeitures and the Employer Contribution made under Section 5.2 (as adjusted, if applicable, in accordance with Section 12.3(h)(2) for a Top-Heavy Plan) shall be allocated (and posted) as of the last day of each Plan Year to the Employer Account of each Active Participant in accordance with the formula specified in the Adoption Agreement. If Forfeitures are applied to reduce the Employer Contribution and the Forfeitures available under Section 8.2(e) for any Plan year exceed the contribution specified in the Adoption Agreement for such Plan Year, such excess shall be held in a separate account and shall be applied in full as a Forfeiture to offset such contributions in the future until such account is exhausted under this Section 6.3(b). If Forfeitures are to be allocated to Active Participants, such Forfeitures shall be allocated (and posted) to the Employer Account of each Active Participant in the same ratio that such Active Participant's Compensation for such Plan Year bears to the total Compensation of all such Active Participants for such Plan Year.

         6.3(c)     401(K) PLAN.  If this Plan is adopted as a 401(k) Plan,
         Forfeitures and contributions made under Section 5.3 shall be allocated (and posted) in accordance with the following:

                    6.3(c)(1)     ELECTIVE DEFERRALS AND EMPLOYER
                    CONTRIBUTIONS. Elective Deferrals made on a Participant's behalf for the period ending on each Valuation Date shall be credited to the Participant's Elective Deferral Account as of such Valuation Date and the Employer Contributions made by a Participant for such period shall be credited to the Participant's Employee Account as of such Valuation Date.

                    6.3(c)(2)     MATCHING CONTRIBUTIONS AND QUALIFIED MATCHING
                      CONTRIBUTIONS.

                          6.3(c)(2)(i)     ALLOCATION.  Matching Contributions
                          and Qualified Matching Contributions made on a Participant's behalf shall be credited to the Participant's Matching Account and Qualified Matching Account, respectively,

                                  6.3(c)(2)(i)(A)  STANDARD OPTION.  as of the
                                    last day of each Plan Year or

                                  6.3(c)(2)(i)(B) ALTERNATIVE. only as of each Allocation Date specified in the Adoption Agreement.

                          6.3(c)(2)(ii)    FORFEITURES.  Forfeitures
                          attributable to Matching Accounts shall be allocated or applied in accordance with the following rules: provided, no Forfeitures attributable to Excess Aggregate Contributions under Section 7.5(d) shall be allocated to the Account of any Highly Compensated
                          Employee:

                                  6.3(c)(2)(ii)(A)       FORFEITURES TO REDUCE
                                  MATCHING CONTRIBUTION (STANDARD OPTION).
                                  Forfeitures attributable to Matching Accounts shall be applied to reduce the Matching Contributions for the applicable Allocation Date (as specified in Section 8.2 and the Adoption Agreement). If the Forfeitures exceed the Matching Contribution specified in the Adoption Agreement for any Allocation Date, such excess shall be held in a separate account and shall be applied in full as a Forfeiture to offset

                                  Matching Contributions as of the next
                                  Allocation Date (and succeeding Valuation
                                  Dates) until such account is exhausted under this Section 6.3(c)(2).

                                  6.3(c)(2)(ii)(B)           FORFEITURES TO BE
                                  ALLOCATED (ALTERNATIVE). If so specified in the Adoption Agreement, Forfeitures attributable to Matching Accounts shall be allocated (and posted)

                                        (I)     as of the last day of such Plan
                                        year to the Matching Account of
                                        eachActive Participant in the same
                                        ratio that such Active Participant's
                                        Compensation for such Plan Year
                                        bears to the total Compensation of
                                        all such Active Participants for
                                        such Plan Year, or

                                        (II)    in accordance with the formula
                                        specified in the Adoption Agreement
                                        for a nonstandardized Plan.

                    6.3(c)(3)     QUALIFIED NONELECTIVE CONTRIBUTIONS.
                    Qualified Nonelective Contributions made on behalf of a Participant shall be credited to the Participant's Qualified Nonelective Account

                          (i) STANDARD OPTION. as of the last day of each Plan Year or

                          (ii) ALTERNATIVE. only as of each Allocation Date specified in the Adoption Agreement.

                    6.3(c)(4)     DISCRETIONARY EMPLOYER CONTRIBUTION.

                          (i) ALLOCATION. As of the last day of each Plan Year, the Employer Contribution, if any, for such Plan Year shall be allocated (and posted) to the Employer Account of each Active Participant

                                  (A)      STANDARD OPTION.  in the
                                  nonintegrated method described in Section
                                  6.3(a)(1).

                                  (B) ALTERNATIVE. If so specified in the Adoption Agreement, in the integrated method described in Section 6.3(a)(2).

                          (ii) FORFEITURES. Forfeitures attributable to Employer Accounts shall be allocated or applied in accordance with the following:

                                  (A)      STANDARD OPTION.  Forfeitures
                                  attributable to Employer Accounts shall be allocated (and posted) as of the last day of each Plan Year to the Employer Account of each Active Participant in the same manner as the Employer Contribution under Section 6.3(c)(4)(i).

                                  (B) ALTERNATIVE. If so specified in the Adoption Agreement, Forfeitures attributable to Employer Accounts shall be

                                        (I)     applied to reduce Matching
                                                Contributions, Qualified
                                                Matching Contributions, and
                                                Qualified Nonelective
                                                Contributions, for the
                                                applicable Allocation Date
                                                (as specified in Section  8.2
                                                and the Adoption Agreement)
                                                and succeeding Allocation
                                                Dates, if necessary, or

                                        (II)    allocated (and posted) in
                                                accordance with the formula
                                                specified in the Adoption
                                                Agreement for a
                                                nonstandardized Plan.

         6.3(d)     TARGET BENEFIT PENSION PLAN.  If this Plan is adopted as a
         Target Benefit Pension Plan, the Forfeitures and the Employer Contribution actually made under Section 5.4 for each Plan Year shall be allocated (and posted) as of the last day of each Plan Year to the Employer Account of each Active Participant as specified in the Adoption Agreement. The Forfeitures for each Plan Year shall be applied to reduce the Employer Contribution for such Plan Year. If Forfeitures for any Plan Year exceed the Employer Contributions determined under Section 5.4 for such Plan Year, such excess shall be held in a separate account and shall be applied in full to offset Employer Contributions in the future until such account is exhausted under this Section 6.3(d).

         6.3(e) TOP-HEAVY MINIMUM ALLOCATION. If this Plan is a Top-Heavy Plan (as defined in Section 12), the minimum allocation required to be made under this Plan under Section 12.3, if any, shall be allocated (and posted) as of the last day of the Plan Year (1) to the Employer Account of each Participant who is not an Active Participant but for whom a minimum allocation is required under Section 12.3 and
         (2) to each Active Participant for whom a minimum allocation is required to be made in this Plan under Section 12.3 to the extent such minimum allocation is not otherwise satisfied by the allocation under this Section 6.3. If this Plan is adopted as a Profit Sharing Plan, the minimum allocation may be made by reallocating the Employer Contributions and Forfeitures allocated under Section 6.3(a) in a manner which satisfies this Section 6.3(e) or by contributing an additional amount which will be allocated in accordance with this
         Section 6.3(e). If this Plan is adopted as a Money Purchase Pension Plan, a Target Benefit Pension Plan or a 401(k) Plan, an additional Employer Contribution shall be made to satisfy this Section 6.3(e).

         6.3(f)     ROLLOVER CONTRIBUTIONS.  Rollover Contributions made by a
         Participant during the period ending on each Valuation Date shall be credited to the Participant's Rollover Contribution Account as of such Valuation Date.

6.4 ALLOCATION REPORT. The Plan Administrator shall maintain records of the allocations and adjustments made to Accounts under this Section 6 and shall at least annually prepare and forward to each such Participant and Beneficiary a statement which shows the new balance in such person's Account.

6.5 ALLOCATION CORRECTIONS. If an error or omission is discovered in any Account, then as of this first Valuation Date in the Plan Year in which the error or omission is discovered, the Plan Administrator shall make (and post) an adjustment to such Account as the Plan Administrator deems necessary to remedy in an equitable manner such error or omission.

SECTION 7.          STATUTORY LIMITATIONS ON ALLOCATIONS.

7.1 EFFECTIVE DATE. Except as otherwise expressly provided, this Section 7 shall be effective retroactive to Plan Years beginning on or after January 1, 1987.

7.2      LIMITATIONS ON ANNUAL ADDITIONS UNDER CODE Section  415.

         7.2(a)     SPECIAL DEFINITIONS.  For purposes of this Section  7.2 the terms defined in this Section 7.2(a) shall have the meanings shown opposite such terms.

                    7.2(a)(1)     ANNUAL ADDITIONS means for each Participant
                    for any Limitation Year

                          (i) the sum of the employer contributions, forfeitures, and nondeductible employee contributions creditable (without regard to the application of this Section 7.2) to the Participant's account under this Plan or under any other defined contribution plan (including Master or Prototype Plan and any defined benefit plan which provides for employee contributions) maintained by the Employer for such Limitation Year; and for this purpose, any Excess Amount allocated under Section 7.2(b), any Excess Elective Deferrals under Section 7.3 (unless such excess is distributed by the deadline set forth in
                          Section  7.3(d), any Excess Contributions under
                          Section 7.4 and any Excess Aggregate Contributions under Section 7.5 shall be considered Annual Additions for such Limitation Year;

                          (ii)    amounts allocated on behalf of such
                          Participant after March 31, 1984 to an individual medical account (as defined in Code Section 415(1)(2)) which is part of a pension or annuity plan maintained by the Employer; and

                          (iii) amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3) under a welfare benefit fund (as described in Code Section 419(e)) maintained by the Employer; and

                          (iv) allocations under a simplified employee pension (as defined in Code Section 408(k).

                    7.2(a)(2)     COMPENSATION means for a Self-Employed
                    Individual, such individual's Earned Income, and for each other Employee

                          (i) STANDARD OPTION. Compensation reportable on Form W-2 as defined in Section 2.10(a)(1), or

                          (ii) ALTERNATIVE. If so specified in the Adoption Agreement,

                                  (A)      compensation subject to withholding
                          as defined in Section  2.10(a)(2)(i), or

                                  (B) the Employee's wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount t is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income during the Limitation year (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan as described in
                                  Section  1.62-2(c) of the Federal Income Tax
                                  Regulations). Compensation shall not include the following:

                                        (I)     Employer contributions to a
                                        plan of deferred compensation which
                                        are not includable in the
                                        Participant's gross income for the
                                        taxable year in which contributed,
                                        or Employer contributions under any
                                        simplified employee pension plan, or
                                        any distributions from a plan of
                                        deferred compensation;

                                        (II)    amounts realized from the
                                        exercise of a non-qualified stock
                                        option, or when restricted stock (or
                                        property) held by the Participant
                                        either becomes freely transferable
                                        or is no longer subject to a
                                        substantial risk of forfeitures;

                                        (III)   amounts realized from the sale,
                                        exchange or other disposition of
                                        stock acquired under a qualified
                                        stock option; and

                                        (IV)    other amounts which receive
                                        special tax benefits, or
                                        contributions made by the Employer
                                        (whether or not under a salary
                                        reduction agreement) towards the
                                        purchase of an annuity contract
                                        described in Code Section  403(b)
                                        (whether or not the contributions
                                        are actually excludable from the
                                        gross income of the Participant).

For purposes of applying the limitations of this Section 7.2, an Employee's Compensation for Limitation Years beginning on and after the Final Compliance Date shall not include any Compensation which is accrued for such Limitation Year.

However, for purposes of applying the limitations of this Section 7.2 to a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Code Section 22(e)(3), the term "Compensation" shall mean the compensation such Participant would have received for the Limitation Year if the Participant had been paid at the Participant's rate of Compensation (as defined in this Section 7.2(a)(2) paid immediately before becoming permanently and totally disabled, and, further, such imputed compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of such Participant are nonforfeitable when made.

                    7.2(a)(3)     DEFINED BENEFIT FRACTION means a fraction,
                    (i) the numerator of which shall be the sum of the Participant's Projected Annual Benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and (ii) the denominator of which shall be the lesser of (A) 125% of the dollar limitation determined for the Limitation Year under Code Section 415(b) and Section 415(d) or (B) 140% of the Participant's Highest Average Compensation, including any adjustments under Code Section 415(b). However, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986 and which individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987, the denominator of such fraction shall be not less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last Limitation Year beginning before January 1, 1987 disregarding any changes in the terms and conditions in the plan after May 5, 1986. Notwithstanding the foregoing, "100%" shall be substituted for "125%" in any Limitation Year for which this Plan is a Top-Heavy Plan (as defined in Section 12) unless otherwise specified in the Adoption Agreement.

                    7.2(a)(4)     DEFINED CONTRIBUTION DOLLAR LIMITATION means
                    for each Limitation Year the greater of (i) $30,000 or (ii) one-fourth of the defined benefit dollar limitation under Code Section 415(b)(1) as in effect for such Limitation Year.

                    7.2(a)(5)     DEFINED CONTRIBUTION FRACTION means a
                    fraction, (i) the numerator of which shall (subject to the adjustment rules set forth below) be the sum of the Annual Additions credited to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated) maintained by the Employer and the Annual Additions attributable to all welfare benefit funds (as described in Code Section 419(e) and all individual medical accounts (as described in Code Section 415(l)(2) maintained by the Employer and (ii) the denominator of which shall be the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with the Employer (without regard to whether a defined contribution plan was maintained by the Employer). The numerator of such fraction shall be adjusted if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986 and the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. The adjustment shall be made by taking an amount equal to the product of (A) the excess of the sum of the fractions over
                    1.0 times (B) the denominator of this fraction, and by permanently subtracting such product from the numerator of this fraction. The adjustment shall be calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987 and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986 but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation year beginning before January 1, 1987 shall not be computed to treat all employee contributions as an Annual Addition.

                    7.2(a)(6)     EMPLOYER means the Employer that adopts this
                    Plan and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code
                    Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h) or affiliated service groups (as defined in Code Section 414(m) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to the regulations under Code Section 414(o).

                    7.2(a)(7)     EXCESS AMOUNT means the excess of a
                    Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                    7.2(a)(8)     HIGHEST AVERAGE COMPENSATION means the
                    Participant's average Compensation for the three consecutive Plan Years of employment with the Employer (without regard to whether such Plan Years were before the Effective Date) that produces the highest average.

                    7.2(a)(9)     LIMITATION YEAR means

                          7.2(a)(9)(i)     STANDARD OPTION.  the Plan Year or

                          7.2(a)(9)(ii)    ALTERNATIVE.  the alternative 12
                          consecutive month period specified in the Adoption Agreement.

                    All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

                    7.2(a)(10)    MASTER OR PROTOTYPE PLAN means a plan the
                    form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

                    7.2(a)(11)    MAXIMUM AGGREGATE AMOUNT means for any
                    Limitation Year the lesser of (i) 125% of the dollar limitation determined under Code Section 415(c)(1)(A) or
                    (ii) 35% of the Participant's Compensation for such year. Notwithstanding the foregoing, "100%" shall be substituted for 125% in any Limitation year for which this Plan is a Top-Heavy Plan (as defined in Section 12) unless otherwise specified in the Adoption Agreement

                    7.2(a)(12)    MAXIMUM PERMISSIBLE AMOUNT means the lesser
                    of (i) the Defined Contribution Dollar Limitation or (ii) 25% of a Participant's Compensation for the Limitation Year; provided,

                                  (A) the compensation limitation referred to in clause (ii) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or Section 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(l) or Section 419(A)(d)(2); and

                                  (B)      if a short Limitation Year is
                                  created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation multiplied by a fraction, the numerator of which shall be the number of months in the short Limitation Year and the denominator of which shall be 12.

                    7.2(a)(13)    PROJECTED ANNUAL BENEFIT means the annual
                    retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under the terms of a defined benefit plan assuming

                          (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and

                          (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

         7.2(b)     LIMITATION IF NO OTHER PLANS.  If a Participant does not
         participate in, and has never participated in, another qualified plan maintained by the Employer or a welfare benefit fund (as described in Code Section 419(e) or individual medical account (as described in Code Section 415(l)(2) maintained by the Employer which provides an Annual Addition sa defined in Section 7.2(a)(1) or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer, the amount of Annual Additions which actually may be credited to the Account of any Participant for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation set forth in this Plan. If the Employee Contribution that would otherwise be credited to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, such amount shall be reduced so that the Annual Additions actually credited for the Limitation Year shall equal the Maximum Permissible Amount. If pursuant to Section 7.2(f) or as a result of the allocation of Forfeitures a Participant's Annual Additions under this Plan would result in an Excess Amount, such Excess Amount shall be disposed of as follows:

                    7.2(b)(1)     PROFIT SHARING PLAN.  If this Plan is adopted
                      as a Profit Sharing Plan,

                          7.2(b)(1)(i)     such Excess Amount shall be deemed a
                          Forfeitures which shall be allocated and reallocated as provided in Section 6.3(a) subject to the restrictions of this Section 7.2 among the Employer Accounts of the remaining Active Participants until such amount has been allocated in its entirety; and

                          7.2(b)(1)(ii)    if the restrictions in this Section
                          7.2 apply before such amount has been reallocated in its entirety, as the final allocation step, such unallocable Excess Amount shall be transferred to a suspense account.

                    7.2(b)(2)     MONEY PURCHASE PENSION PLAN OR TARGET BENEFIT
                    PENSION PLAN. If this Plan is adopted as a Money Purchase Pension Plan or Target Benefit Pension Plan,

                          7.2(b)(2)(i)     STANDARD OPTION.  such Excess Amount
                          shall be held unallocated in a suspense account which shall be applied to offset future Employer Contributions for Active Participants in the next Limitation Year (and in each succeeding Limitation Year, if necessary).

                          7.2(b)(2)(ii)    ALTERNATIVE.  if so specified in the
                            Adoption Agreement,

                                  7.2(b)(2)(ii)(A)       for any Participant
                                  who is an Active Participant at the end of the Limitation Year, such Excess Amount shall be held unallocated in a suspense account which shall be applied to offset the Employer Contribution for such Active Participant in the next Limitation Year (and in each succeeding Limitation Year, if necessary); and

                                  7.2(b)(2)(ii)(B)       for any Participant
                                  who is not an Active Participant
                                  at the end of such Limitation Year, such Excess Amount shall be held unallocated in a suspense account which shall be applied to offset future Employer Contributions for all remaining Active Participants in the next Limitation Year (and in each succeeding Limitation Year if necessary).

                    7.2(b)(3)     401(K) PLAN. If this Plan is adopted as a
                    401(k) Plan, any Elective Deferrals and Employee Contributions made by the Participant during the Limitation Year (and, to the extent required under regulations, gains attributable to such Employee Contributions) shall be refunded to the extent such refund would reduce the Excess Amount and, if an Excess Amount still exists after such refund,

                          7.2(b)(3)(i)     any such Excess Amount which is
                          attributable to discretionary Employer Contributions shall be disposed of in the same manner as an Excess Amount under a Profit Sharing Plan as described in
                          Section  7.2(b)(1), and

                          7.2(b)(3)(ii)    any such Excess Amount which is
                          attributable to a Matching Contribution, Qualified Nonelective Contribution or Qualified Matching Contribution shall be held unallocated in a suspense account which shall be used to offset future Matching Contributions, Qualified Nonelective Contributions or Qualified Matching Contributions in the next Limitation Year (and in each succeeding Limitation Year if necessary).

                    7.2(b)(4)     SUSPENSE ACCOUNT.  A suspense account
                    established pursuant to this Section 7.2(b) shall not be subject to any allocation of Fund Earnings under Section 6.2, and the balance of such account shall be returned to the Employer in the event this Plan is terminated prior to the date such account has been allocated in its entirety as a Forfeiture. In no event shall Excess Amounts be distributed to Participants or former Participants.

         7.2(c)     LIMITATION IF OTHER DEFINED CONTRIBUTION MASTER OR
         PROTOTYPE PLAN. This Section 7.2(c) applies if, in addition to this Plan, a Participant is covered under another defined contribution Master or Prototype Plan maintained by the Employer or a welfare benefit fund (as described in Code Section 419(c)) or an individual medical account (as described in Code Section 415(l)(2) maintained by the Employer which provides for an Annual Addition as defined in
         Section 7.2(a)(1)) or a simplified employee pension (as defined in Code Section 408(k)) maintained by the Employer during any Limitation Year. The Annual Additions which may be credited to a Participant's Account under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under such other defined contribution Master or Prototype Plan and welfare benefit funds for the same Limitation Year.

                    7.2(c)(1)     If for any Limitation Year (1) the Employer
                    also maintains another defined contribution Paired Plan,
                    (2) the Employer does not maintain any other defined contribution Master or Prototype Plan (other than such Paired Plan) and (3) a Participant's Annual Additions under such Paired Plans would result in an Excess Amount for such Limitation Year, the allocation adjustment required to satisfy the limitations of Code Section 415 shall be made under such Plans in the following order:

                          (i) STANDARD OPTION. first, under the Profit Sharing Plan, if any; second under the Money Purchase Pension Plan, if any; third, under the Target Benefit Pension Plan, if any; and finally, under the 401(k) Plan, if any; or

                          (ii) ALTERNATIVE. in the alternative order specified in the Adoption Agreement.

                    7.2(c)(2)     If the Annual Additions with respect to any
                    Participant under such other defined contribution Master or Prototype Plan (other than a defined contribution Paired
                    Plan) and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contributions that would otherwise be contributed or allocated to the Participant's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount.

                    7.2(c)(3)     If the Annual Additions with respect to the
                    Participant under such other defined contribution Master and Prototype Plan (other than a defined contribution Paired Plan) and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount shall be credited to the Participant's Account under this Plan for the Limitation Year.

                    7.2(c)(4)     If pursuant to Section  7.2(f) or as a result
                    of the allocation or Forfeitures a Participant's Annual Additions under this Plan and such other defined contribution Master or Prototype Plan (other than a Paired
                    Plan) and welfare benefit funds would result in an Excess Amount for any Limitation Year,

                          7.2(c)(4)(i)     the Excess Amount shall be deemed to
                          consist of the Annual Additions last allocated and the Annual Additions attributable to a welfare benefit fund or an individual medical account shall be deemed to have been allocated prior to all other Annual Additions, and

                          7.2(c)(4)(ii)    if an Excess Amount was allocated to
                          a Participant on an allocation date of this Plan which coincides with an allocation date of such other Master or Prototype Plan, then the Excess Amount attributed to this Plan shall be the product of

                                  7.2(c)(4)(ii)(A)          the total Excess
                                    Amount allocated as of such date times

                                  7.2(c)(4)(ii)(B)           a fraction, the
                                  numerator of which shall be the Annual
                                  Additions allocated to the Participant for the Limitation Year as of such date under this Plan and the denominator of which is the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all such other defined contribution Master or Prototype Plans.

                          7.2(c)(5)        Any Excess Amount attributed to this
                    Plan will be disposed of in the manner described in Section 7.2(b).

         7.2(d)     LIMITATION IF OTHER DEFINED CONTRIBUTION PLAN.  If any
         Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, the Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year shall be limited

                    7.2(d)(1)     STANDARD OPTION.  as specified in Section
                    7.2(c) as though the other plan was a Master or Prototype Plan or

                    7.2(d)(2)     ALTERNATIVE.  under the alterative method
                    specified in the Adoption Agreement for limiting the Annual Additions under this Plan.

         7.2(e)     LIMITATION IF OTHER DEFINED BENEFIT PLAN.  If the Employer
         maintains, or at any time maintained, a qualified defined benefit plan (other than a defined benefit Paired Plan) covering any Participant of this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to any Participant's Account under this Plan for any Limitation Year shall be limited as specified in the Adoption Agreement. If the Employer maintains a defined benefit Paired Plan, any adjustments to satisfy the requirements of Code Section 415(e) shall be made only under such defined benefit Paired Plan.

         7.2(f)     COMPENSATION FOR DETERMINATION OF MAXIMUM PERMISSIBLE
         AMOUNT. Prior to determining a Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year and, if applicable, a reasonable estimation of the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that the Participant may make for the Limitation Year, uniformly determined for all similarly situated Participants. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

7.3      INDIVIDUAL LIMITATION ON ELECTIVE DEFERRALS UNDER CODE SECTION 402(G).

         7.3(a)     GENERAL.  A Participant's Elective Deferrals under this
         Plan and all other qualified plans, contracts and arrangements maintained by the Employer or an Affiliate during any taxable year of the Participant shall not exceed the dollar limitation under Code
         Section  402(g) in effect at the beginning of such taxable year.

         7.3(b)     ELECTIVE DEFERRALS.  For purposes of the dollar limitation under Code Section 402(g) and this Section 7.3, the term "Elective Deferrals" shall include all employer contributions made on behalf of a Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any plan described under Code Section 501(c)(18), and any salary reduction agreement for the purchase of an annuity contract under Code Section 403(b). However, the term shall not include Elective Deferrals which are properly distributed to the Participant from this Plan under Section 7.2 or such other plans or arrangements to correct for excess annual additions.

         7.3(c)     EXCESS ELECTIVE DEFERRALS.  For purposes of this Section
         7.3, the term "Excess Elective Deferrals" means for each Participant the Elective Deferrals that are includable in gross income under Code
         Section 402(g) to the extent the Participant's Elective Deferrals for a taxable year exceed the dollar limitations under Code Section 402(g) for such taxable year.

         7.3(d)     DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS.  Notwithstanding
         any other provision of this Plan restricting the timing of distributions, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 of any calendar year to Participants (1) whose Excess Elective Deferrals for the preceding taxable year were assigned to this Plan and (2) who claim (or are deemed to have claimed) such allocable Excess Elective Deferrals for such taxable year in accordance with the claims procedure set forth in Section 7.3(f).

         7.3(e)     DETERMINATION OF INCOME OR LOSS.  A corrective distribution of Excess Elective Deferrals under this Section 7.3 shall include the income or loss allocable to such Excess Elective Deferrals for the Participant's taxable year in which such excess occurred and, if so specified in the Adoption Agreement, for the period between the end of such taxable year and the date of distribution ("gap period"). The income or loss for such taxable year and gap period, if applicable, shall be determined in accordance with the regulations under Code
         Section 402(g). In lieu of using the safe harbor method or the alternative method in the regulations for allocating such income or loss, the Plan Administrator may use any reasonable method for computing such income or loss, provided that such method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participant's Accounts.

         7.3(f)     CLAIMS PROCEDURE.

                    7.3(f)(1)     GENERAL.  A Participant may assign to this
                    Plan any Excess Elective Deferral made during a taxable year by filing a claim with the Plan Administrator on or before

                          7.3(f)(1)(i)     STANDARD OPTION.  March 1 or

                          7.3(f)(1)(ii)    ALTERNATIVE.  The alternative date
                          for filing such claims specified in the Adoption Agreement.

                    Unless otherwise provided in administrative procedures established by the Plan Administrator, such claim shall be in writing, shall specify the dollar amount of the Participant's Excess Elective Deferrals assigned to this Plan for such taxable year, and shall be accompanied by the Participant's written statement that such amounts, if not distributed to such Participant, will exceed the limit imposed on the Participant by Code Section 402(g) for the taxable year in which the deferral occurred.

                    7.3(f)(2)     DEEMED CLAIM.  A Participant automatically
                    shall be deemed to have filed a claim under this Section 7.3(f) to the extent that such Excess Elective Deferrals occurred solely as a result of Elective Deferrals under this Plan and any other plans of the Employer and the Affiliates, unless the Employer specifies in the Adoption Agreement that such Excess Elective Deferrals shall be distributed from one or more of such other plans.

7.4 LIMITATIONS ON ELECTIVE DEFERRALS FOR HIGHLY COMPENSATED EMPLOYEES UNDER CODE SECTION 401(K).

         7.4(a)     SPECIAL DEFINITIONS.  For purposes of this Section  7.4,
         the terms defined in this Section 7.4(a) shall have the meanings shown opposite such terms.

                    7.4(a)(1)     ACTUAL DEFERRAL PERCENTAGE.  Means for each
                    Plan Year for each Participant who is an Eligible Employee at any time during such Plan Year the ratio (expressed as a percentage and determined in accordance with Section 7.4(c)) of Employer Contributions made on behalf of such Participant for such Plan Year to such Participant's Compensation for such Plan Year. The Actual Deferral Percentage of a Participant who is an Eligible Employee, but does not make an Elective Deferral and does not receive an allocation of a Qualified Nonelective Contribution or a Qualified Matching Contribution, shall be zero.

                    7.4(a)(2) ADP (OR AVERAGE ACTUAL DEFERRAL PERCENTAGE). Means for each Plan Year separately for the group of Participants who are Highly Compensated Employees during such Plan Year and for the group of Participants who are Nonhighly Compensated Employees during such Plan Year, the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in each such group who are Eligible Employees at any time during such Plan Year.

                    7.4(a)(3)     EMPLOYER CONTRIBUTIONS.  Means for purposes
                    of determining a Participant's Actual Deferral Percentage for each Plan Year, the sum of (i) the Elective Deferrals made pursuant to the Participant's deferral election, including Excess Elective Deferrals (as defined in Section 7.3(c)) of Highly Compensated Employees, but excluding Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under this Plan or any other plans of the Employer and the Affiliates, and excluding Elective Deferrals that are taken into account in the ACP test described in Section 7.5(b) (provided the ADP test is satisfied both with and without exclusion of such Elective Deferrals), and
                    (ii) at the election of the Employer, Qualified Nonelective Contributions and Qualified Matching Contributions.

                    7.4(a)(4)     EXCESS CONTRIBUTIONS.  Means for each Plan
                    Year for each Highly Compensated Employee the excess of the aggregate amount of Employer Contributions actually taken into account in computing the Average Deferral Percentage of such Highly Compensated Employee for such Plan Year over the maximum amount of such contributions permitted for such Plan Year under the ADP limit as set forth in Section 7.4(b) (determined by reducing Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions made on behalf of Highly Compensated Employees in order of their Actual Deferral Percentages, beginning with the highest of such percentages).

                    7.4(a)(5)     HIGHLY COMPENSATED EMPLOYEE.  Means any
                    Employee who is either a "highly compensated active employee" or a "highly compensated former employee" as described below.

                          7.4(a)(5)(i)     A "highly compensated active
                          employee" means any Employee who performs services for the Employer or any Affiliate during the "determination year" and who, during the "look-back year": (A) received compensation from the Employer or any Affiliate in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); (B) received compensation from the Employer or any Affiliate in excess of $50,000 (as adjusted pursuant to Code
                          Section 415(d)) and was a member of the "top-paid group" for such year; or (C) was an officer of the Employer or any Affiliate and received compensation during such year that is greater than 50% of the dollar limitation in effect under Code Section 415(b)(1)(A). The term "highly compensated employee" shall also include: (I) an Employee who is both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and is one of the 100 Employees who received the most compensation from the Employer or any Affiliate during the determination year; and (II) an Employee who is a 5% owner at any time during the look-back year or determination year. If no officer has satisfied the compensation requirement of clause
                          (C) above during either a determination year or look-back year, the highest paid officer for each such year shall be treated as a Highly Compensated Employee.

                          7.4(a)(5)(ii)    A "highly compensated former
                          employee" means any Employee who separated (or was deemed to have separated) from service prior to the determination year, performs no services for the Employer or any Affiliate during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                          7.4(a)(5)(iii)   For purposes of this definition, the
                          "determination year" shall mean the Plan Year and the "look-back year" shall mean the 12-month period immediately preceding the determination year.

                          7.4(a)(5)(iv)    If an Employee is, during a
                          determination year or look-back year, a Family Member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year ("top-ten Highly Compensated Employee"); then the Family Member and the 5% owner or top-ten Highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and the 5% owner or top-ten Highly Compensated Employee.

                          7.4(a)(5)(v)     The determination of who is a Highly
                          Compensated Employee, including the determination of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, shall be made in accordance with Code
                          Section 414(q) including any available operational transition rules and any elections provided in the regulations under Code Section 414(q) and specified in the Adoption Agreement.

         7.4(b)     ADP LIMIT.  The ADP for Highly Compensated Employees for
         any Plan Year shall not exceed

                    7.4(b)(1)     the ADP for Nonhighly Compensated Employees
                      for such Plan Year multiplied by 1.25, or

                    7.4(b)(2)     the ADP for Nonhighly Compensated Employees
                    for such Plan Year multiplied by 2, provided that the ADP for Highly Compensated Employees does not exceed the ADP for Nonhighly Compensated Employees by more than 2 percentage points.

         7.4(c)     SPECIAL RULES.

                    7.4(c)(1)     OTHER PLANS.  The Actual Deferral Percentage
                    for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to participate in more than one cash or deferred arrangement maintained by the Employer or an Affiliate shall be determined by treating all such arrangements as a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all such arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, plans which are mandatorily disaggregated under regulations under Code Section 401(k) shall be treated as separate.

                    7.4(c)(2)     AGGREGATION.  In the event that this Plan
                    satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code section only if aggregated with this Plan, then this Section 7.4 shall be applied by determining the Actual Deferral Percentages and ADP as if all such plans were a single plan. For Plan Years beginning on and after the Final Compliance Date, such plans may be aggregated only if they have the same plan years and are not mandatorily disaggregated under regulations under Code
                    Section  401(k).

                    7.4(c)(3)     FAMILY MEMBERS.  For purposes of determining
                    the Actual Deferral Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees and who is an Eligible Employee at any time during the Plan Year, the Employer Contributions and Compensation of such Participant shall include the Employer Contributions and Compensation of his or her Family Members, and such Family Members shall be disregarded as separate Participants in determining the ADP both for Nonhighly Compensated Employees and for Highly Compensated Employees.

                    7.4(c)(4)     TIMING.  For purposes of determining the
                    Actual Deferral Percentages for any Plan Year, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions shall be considered made for such Plan Year only if such contributions are allocated as of a date within such Plan Year and are actually paid to the Fund by the last day of the 12 month period immediately following such Plan Year.

                    7.4(c)(5)     RECORDS.  The Plan Administrator shall
                    maintain records which are sufficient to demonstrate that the Plan complied with the ADP limits, including the extent to which Qualified Nonelective Contributions and Qualified Matching Contributions are taken into account to satisfy such ADP limits.

                    7.4(c)(6)     OTHER REQUIREMENTS.  The determination and
                    treatment of the Elective Deferrals and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         7.4(d)     DISTRIBUTION OF EXCESS CONTRIBUTIONS.

                    7.4(d)(1)     GENERAL.  Notwithstanding any other provision
                    of this Plan restricting the timing of distributions, Excess Contributions for any Plan Year, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the immediately following Plan Year to Participants on whose behalf such Excess Contributions were made. If such Excess Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess occurred, a 10% excise tax shall be imposed under Code Section 4979 on the Employer with respect to such excess. Such distributions shall be made to such Participants on the basis of the respective portions of the Excess Contributions attributable to each such Participant. Excess Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules under Code
                    Section 414(q)(6) in the manner prescribed by the regulations under Code Section 401(k).

                    7.4(d)(2)     DETERMINATION OF INCOME OR LOSS.  A
                    corrective distributions of Excess Contributions under this
                    Section 7.4 shall include the income or loss allocable to such Excess Contributions for the Plan Year in which such excess occurred and, if so specified in the Adoption Agreement, for the period between the end of such Plan Year and the date of distribution ("gap period"). The income or loss for such Plan Year and gap period, if applicable, shall be determined in accordance with the regulations under Code Section 401(k). In lieu of using the safe harbor method or the alternative method in the regulations for allocating such income or loss, the Plan Administrator may use any reasonable method for computing such income or loss, provided that such method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participant's Accounts.

                    7.4(d)(3)     ORDER FOR DETERMINING EXCESS CONTRIBUTIONS.
                    Excess Contributions shall be determined after first determining Excess Elective Deferrals under Section 7.3. The Excess Contributions which would otherwise be distributed to the Participant shall be reduced, in accordance with regulations, by the Excess Elective Deferrals distributed to the Participant under Section 7.3.

                    7.4(d)(4)     ACCOUNTING FOR EXCESS CONTRIBUTIONS.  Excess
                    Contributions shall be distributed proportionately from the Participant's Elective Deferral Account and Qualified Matching Account in the same ratio that such Participant's Elective Deferrals and Qualified Matching Contributions for the Plan Year in which such Excess Contributions were made bears to the sum of the Participant's Elective Deferrals and Qualified Matching Contributions for such Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Nonelective Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Account. Notwithstanding the foregoing Excess Contributions may be distributed from the applicable subaccounts in accordance with procedures established by the Plan Administrator provided such procedures do not result in discrimination in favor of Highly Compensated Employees which would be prohibited under Code Section 401(a)(4).

         7.4(e)     RECHARACTERIZATION.  If the Employer specifies in the
         Adoption Agreement that Excess Contributions may be recharacterized, a Participant may elect to treat Excess Contributions as an amount distributed to the Participant and then contributed as an Employee Contribution to the Plan. Any such Excess Contribution shall remain nonforfeitable and shall thereafter be subject to the same distribution restrictions applicable to Elective Deferrals under
         Section 9.2(b). Excess Contributions shall not be recharacterized by a Participant to the extent that such amounts, in combination with other Employee Contributions, would exceed any limits on Employee Contributions set forth in the Plan or in the Adoption Agreement.

         Any such recharacterization must occur no later than 2 1/2 months after the end of the Plan Year in which such Excess Contribution occurred and shall be deemed to occur no earlier than the date on which the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences of such recharacterization. Any Excess Contributions which are so recharacterized shall be taxable to the Participant for the taxable year in which the Participant would have received such amount in cash but for the deferral election.

7.5 LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS UNDER CODE SECTION 401(M).

         7.5(a)     SPECIAL DEFINITIONS.  For purposes of this Section  7.5 the terms defined in this Section 7.5(a) shall have the meanings shown opposite such terms.

                    7.5(a)(1)     AGGREGATE LIMIT.  means the sum of

                          7.5(a)(1)(i)     125% of the greater (or lesser, if
                          it would result in a larger Aggregate Limit) of

                                  7.5(a)(1)(i)(A)  the ADP for Nonhighly
                                  Compensated Employees under the plan subject to Code Section 401(k) for the plan year or

                                  7.5(a)(1)(i)(B)  the ACP for Nonhighly
                                  Compensated Employees under the plan subject to Code Section 401(m) for the plan year beginning with or within the plan year of the plan which is subject to Code Section 401(k) and

                          7.5(a)(1)(ii)    the lesser of

                                  7.5(a)(1)(ii)(A)       200% of such ADP or
                                  ACP or

                                  7.5(a)(1)(ii)(B)       two plus the
                                  lesser (or greater, if it would result in a larger Aggregate Limit) of such ADP or ACP.

                    7.5(a)(2)     ACP (OR AVERAGE CONTRIBUTION PERCENTAGE).
                    means for each Plan Year separately for the group of Participants who are Highly Compensated Employees during such Plan Year and for the group of Participants who are Nonhighly Compensated Employees during such Plan Year, the average (expressed as a percentage) of the Contribution Percentages of the Participants in each such group who are Eligible Employees at any time during such Plan Year.

                    7.5(a)(3)     CONTRIBUTION PERCENTAGE.  means for each Plan
                    Year for each Participant who is an Eligible Employee at any time during such Plan Year, the ratio (expressed as a percentage and determined in accordance with Section 7.5(c)) of such Participant's Contribution Percentage Amount for such Plan Year to such Participant's Compensation for such Plan Year. The Contribution Percentage of a Participant who is eligible to, but does not, make Employee Contributions or Elective Deferrals and who, as a result of such failure to make such contributions, does not receive an allocation of a Matching Contribution or Qualified Matching Contribution shall be zero.

                    7.5(a)(4)     CONTRIBUTION PERCENTAGE AMOUNT.  means for
                    each Plan Year for each Participant who is an Eligible Employee at any time during such Plan Year the sum of

                          7.5(a)(4)(i)     the Employee Contributions, Matching
                          Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test described in Section 7.4) made on behalf of such Participant for such Plan Year, other than Matching Contributions which are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions,

                          7.5(a)(4)(ii)    the Forfeitures allocated to such
                          Participant's Account for such Plan Year which are attributable to Matching Contributions and Excess Aggregate Contributions,

                          7.5(a)(4)(iii)   at the election of the Employer, the
                          Qualified Nonelective Contributions made on behalf of such Participant for such Plan Year (to the extent not taken into account for purposes of the ADP test described in Section 7.4), and

                          7.5(a)(4)(iv)    at the election of the Employer,
                          Elective Deferrals (provided the ADP limit described in Section 7.4 is met both including and excluding the Elective Deferrals that are used to meet the ACP limit).

                    7.5(a)(5)     EMPLOYEE CONTRIBUTION.  Means for purposes of
                    determining a Participant's Contribution Percentage Amount any contributions made by the Participant which are included in gross income for the taxable year in which made and which are maintained in a separate account to which earnings and losses are allocated.

                    7.5(a)(6)     EXCESS AGGREGATE CONTRIBUTION.  Means for
                    each Plan Year for each Highly Compensated Employee the excess of the aggregate Contribution Percentage Amounts actually taken into account in computing the ACP of such Highly Compensated Employee for such Plan Year over the maximum Contribution Percentage Amounts permitted for such Plan Year under the ACP limit as set forth in Section 7.5(b) (determined by reducing contributions and Forfeitures on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the highest of such percentages).

                    7.5(a)(7) MATCHING CONTRIBUTIONS. Means for purposes of determining a Participant's Contribution Percentage Amount any Employer contribution made to this Plan or any other defined contribution plan on account of an Employee Contribution or Elective Deferral made by or on behalf of the Participant under a plan maintained by the Employer.

         7.5(b)     ACP LIMIT.  The ACP for Participants who are Highly
         Compensated Employees for any Plan Year shall not exceed

                    7.5(b)(1)     the ACP for Participants who are Nonhighly
                    Compensated Employees for such Plan Year multiplied by 1.25, or

                    7.5(b)(2)     the ACP for Participants who are Nonhighly
                    Compensated Employees for such Plan Year multiplied by 2, provided that the ACP for Participants who are Highly

                    Compensated Employees does not exceed the ACP for Participants who are Nonhighly Compensated Employees by more than 2 percentage points.

         7.5(c)     SPECIAL RULES.

                    7.5(c)(1)     MULTIPLE USE.  For Plan Years beginning after
                    the Final Compliance Date, if

                          7.5(c)(1)(i)     one or more Highly Compensated
                          Employees participates both in a plan with a qualified cash or deferred arrangement which is subject to the ADP limitations under Code Section 401(k) as described in Section 7.4 and in a plan which is subject to the ACP limitations under Code
                          Section  401(m) as described in this Section  7.5,

                          7.5(c)(1)(ii)    the sum of the ADP of the eligible
                          Highly Compensated Employees in the plan subject to Code Section 401(k) and the ACP of the eligible Highly Compensated Employees in the plan subject to Code Section 401(m) exceeds the Aggregate Limit, and

                          7.5(c)(1)(iii)   both the ADP and the ACP of the
                          eligible Highly Compensated Employees in such plans exceed 125% of the ADP or ACP respectively of the eligible Nonhighly Compensated Employees in such plans.

                    then the Contribution Percentages of the Highly Compensated Employees who participate in both such plans shall be reduced (beginning with the highest of such percentages) so that the Aggregate Limit for such plans is not exceeded. Any such reduction shall be treated as an Excess Aggregate Contribution. The determination of the limitations under this special rule shall be made after any corrections required to meet the ACP limits and the ACP limits and in accordance with the regulations under Code Section 401(m).

                    7.5(c)(2)     OTHER PLANS.  The Contribution Percentage for
                    any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to participate in more than one plan maintained by the Employer or an Affiliate to which "employee contributions" (within the meaning of Code
                    Section 401(m)) or "matching contributions" (as described in Code Section 401(m)(4)) are made shall be determined by treating all such plans as one plan. If a Highly Compensated Employee participates in two or more such plans that have different plan years, all such plans ending with or within the same calendar year shall be treated as a single plan. Notwithstanding the foregoing, plans which are mandatorily disaggregated under regulations under Code
                    Section  401(m) shall be treated as separate.

                    7.5(c)(3)     AGGREGATION.  In the event that this Plan
                    satisfies the requirements of Code Section 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this Section 7.5 shall be applied by determining the Contribution Percentages and ACP as if all such plans were a single plan. For Plan Years beginning on and after the Final Compliance Date, such plans may be aggregated only if they have the same plan years and they are not mandatorily disaggregated under regulations under Code Section 401(m).

                    7.5(c)(4)     FAMILY MEMBERS.  For purposes of determining
                    the Contribution Percentage of a Participant who is a 5% owner or one of the 10 most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Participant shall include the Contribution Percentage Amounts and Compensation of his or her Family Members, and such Family Members shall be disregarded as separate Participants in determining the ACP both for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees.

                    7.5(c)(5)     TIMING.  For purposes of determining the ACP
                    for any Plan Year, Employee Contributions shall be considered made in the Plan Year in which they are actually contributed to the Fund and Matching Contributions (and, if applicable, Qualified Matching Contributions and Qualified Nonelective Contributions) shall be considered made for such Plan Year only if such contributions are allocated as of a date within such Plan Year and are actually paid to the Fund by the last day of the 12-month period immediately following such Plan Year.

                    7.5(c)(6)     RECORDS.  The Plan Administrator shall
                    maintain records which are sufficient to demonstrate that the Plan complied with the ACP limits, including the extent to which Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions are taken into account to satisfy such ACP limits.

                    7.5(c)(7)     OTHER REQUIREMENTS.  The determination and
                    treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         7.5(d)     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.

                    7.5(d)(1)     GENERAL.  Notwithstanding any other provision
                    of this Plan restricting the timing of distributions, Excess Aggregate Contributions for any Plan Year, plus any income and minus any loss allocable thereto, shall be forfeited (if otherwise forfeitable under the Plan) or distributed (if not forfeitable) from the Accounts of Participants on whose behalf such Excess Aggregate Contributions were made no later than the last day of the immediately following Plan Year. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess occurred, a 10% excise tax shall be imposed under Code
                    Section 4979 on the Employer with respect to such excess. Excess Aggregate Contributions shall be allocated to Participants who are subject to the Family Member aggregation rules under Code Section 414(q)(6) in the manner prescribed by the regulations under Code Section 401(m).

                    7.5(d)(2)     DETERMINATION OF INCOME OR LOSS.  A
                    corrective distribution of Excess Aggregate Contributions under this Section 7.5 shall include the income or loss allocable to such Excess Aggregate Contributions for the Plan Year in which such excess occurred and, if so specified in the Adoption Agreement, for the period between the end of such

                    Plan Year and the date of distribution ("gap period"). The income or loss for such Plan Year and gap period, if applicable, shall be determined in accordance with the regulations under Code Section 401(m). In lieu of using the safe harbor method or the alternative method in the regulations for allocating such income or loss, the Plan Administrator may use any reasonable method for computing such income or loss, provided that such method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan Year, and is used by the Plan for allocating income or loss to Participant's Accounts.

                    7.5(d)(3)     ORDER FOR DETERMINING EXCESS AGGREGATE
                    CONTRIBUTIONS. Excess Aggregate Contributions shall be determined after first determining Excess Elective Deferrals under Section 7.3 and then determining Excess Contributions under Section 7.4.

                    7.5(d)(4)     ACCOUNT IN FOR EXCESS AGGREGATE
                    CONTRIBUTIONS. Excess Aggregate Contributions shall be forfeited (if otherwise forfeitable) or distributed (if not forfeitable) to the Highly Compensated Employee from the Participant's Employee Account, Matching Account, Qualified Matching Account, Qualified Nonelective Account and Elective Deferral Account in the same ratio that the contributions made on the Participant's behalf to such account (to the extent such contributions are used in the ACP test) for the Plan Year in which such Excess Aggregate Contributions were made bears to the total of all such contributions. Notwithstanding the foregoing, Excess Aggregate Contributions may be distributed from the applicable subaccounts in accordance with procedures established by the Plan Administrator provided such procedures do not result in discrimination in favor of Highly Compensated Employees which would be prohibited under Code Section 401(a)(4).

                    7.5(d)(5)     ALLOCATION OF FORFEITURES.  Amounts forfeited
                    by Highly Compensated Employees under this Section 7.5 shall be allocated or applied in accordance with Section 6.3(c)(2); provided, no Forfeitures arising under this
                    Section 7.5 shall be allocated to the Account of any Highly Compensated Employee.

SECTION 8.          VESTING AND FORFEITURES.

8.1      DETERMINATION OF NONFORFEITABLE PERCENTAGE.

         8.1(a)     FULLY VESTED ACCOUNTS.  Each Rollover Account, Employee
         Account, Elective Deferral Account, Qualified Matching Account and Qualified Nonelective Account shall be completed nonforfeitable at all times.

         8.1(b)     DEATH, DISABILITY AND RETIREMENT.  The Employer Account and
         Matching Account of each Participant who reaches Early Retirement Age or Normal Retirement Age while an Employee shall become completely nonforfeitable on such date. The Employer Account and Matching Account of each Participant who dies while an Employee or who becomes Disabled while an Employee

                    8.1(b)(1)     STANDARD OPTION.  shall become completely
                      nonforfeitable on such date.

                    8.1(b)(2)     ALTERNATIVE.  if so specified in the Adoption
                    Agreement, shall be determined in accordance with the vesting schedule under Section 8.1(c).

         8.1(c)     OTHER SEPARATION FROM SERVICE.  Subject to Section  12.4,
         the nonforfeitable percentage of the Employer Account and Matching Account of a Participant other than a Participant described in Section 8.1(b) shall be based on the Participant's Years of Service and on the following vesting schedule:

                    8.1(c)(1)     STANDARD OPTION.  the full and immediate
                      vesting schedule.

                    8.1(c)(2)     ALTERNATIVE.  the alternative vesting
                      schedule specified in the Adoption Agreement.

         provided, however, if the Participation Requirement (or the requirement to receive an allocation of Employer contributions under a 401(k) Plan) consists of a minimum period of service which exceeds on year, the full and immediate vesting schedule shall automatically apply notwithstanding any election to the contrary in the Adoption Agreement.

         8.1(d)     EMPLOYEE CONTRIBUTION WITHDRAWALS.  No Forfeiture shall
         occur solely as a result of a Participant's withdrawal of Employee Contributions.

8.2      FORFEITURE AND SPECIAL REEMPLOYMENT RULES.

         8.2(a)     BUY BACK RULE (STANDARD OPTION).

                    8.2(a)(1)     FORFEITURE.  The forfeiture portion, if any,
                    of the Employer Account and Matching Account of a Participant who separates from service shall become a Forfeiture on the earlier of

                          8.2(a)(1)(i)     the date as of which the Participant
                          receives (or is deemed to receive under Section 8.2(c)) a distribution of the Participant's entire nonforfeiture Account balance derived from Employer Contributions, or

                          8.2(a)(1)(ii)    the date he or she has 5 consecutive
                          Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies).

                    If a Participant elects to have distributed less than the entire nonforfeitable balance of the Participant's Employer Account and Matching Account, the part of such accounts that shall be treated as a Forfeiture is the total forfeitable portion of such Accounts multiplied by a fraction, the numerator of which is the amount of the distribution from the Participant's Employer Account or Matching Account and the denominator of which shall be the total nonforfeiture balance of the Participant's Employer Account or Matching Account at the time of the distribution.

                    Any such Forfeiture shall be allocated or applied in accordance with Section 6 on the Valuation Date specified in Section 8.2(e).

                    8.2(a)(2)     REEMPLOYMENT.  If a Participant receives a
                    distribution and resumes employment covered under this Plan before the Participant has 5 consecutive Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity rule applies), the Employer shall restore to the Participant's Employer Account and Matching Account an amount equal to the dollar amount of the Forfeitures from such accounts if the Participant repays to the Plan an amount equal to the dollar amount of the distributions from the Participant's Employer Account and Matching Account in accordance with this Section 8.2(a). Such repayment must be made before the earlier of (a) 5 years after the first date on which the Participant is subsequently reemployed by the Employer or a Participating Affiliate or (b) the date the Participant incurs 5 consecutive Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity Rules applies) following the date of the distribution.

                    If a Participant whose nonforfeitable Account balance is zero is deemed to receive a distribution under Section 8.2(c) and he or she resumes employment covered under this Plan before he or she has 5 consecutive Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies), the forfeitable portion of the Participant's Employer Account and Matching Account shall automatically be restored by the Employer upon the Participant's reemployment.

                    Any amount restored by the Employer under this Section 8.2(a) shall be restored upon repayment from the sources specified in Section 8.2(d). Such restored or repaid amount shall not be treated as an Annual Addition under
                    Section 7.2 and shall be credited to the Participant's Employer Account and Matching Account in the same proportion as the distribution was made from such accounts.

         8.2(b)     AUTOMATIC RESTORATION (ALTERNATIVE).  This Section  8.2(b)
         shall apply if the Employer specifies the use of the "Alternative to the Buy Back Rule" in the Adoption Agreement.

                    8.2(b)(1)     FORFEITURE.  The forfeitable portion, if any,
                    of the Employer Account and Matching Account of a Participant who separates from service shall become a Forfeiture on the earlier of

                          (i)     the date as of which payment of the
                          nonforfeitable percentage of the Participant's Account derived from Employer contributions begins or is deemed to begin under Section 8.2(c) or

                          (ii) the date he or she has 5 consecutive Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies)

         and such Forfeiture shall be allocated or applied in accordance with
         Section 6 on the allocation date specified in Section 8.2(e) unless he or she is reemployed on or before such allocation date.

                    8.2(b)(2)     REEMPLOYMENT.  If a Participant is reemployed
                    before the Participant incurs 5 consecutive Breaks in Service (6 consecutive Breaks in Service if the Alternative Maternity/Paternity Rule applies) but after the date of a Forfeiture under Section 8.2(b)(1), the Employer shall restore to such Participant as of the last day of the Plan

                    Year in which he or she is reemployed an amount equal to the dollar amount of such Forfeiture.

         Any amount restored by the Employer under this Section Section 8.2(b) shall be restored from the sources specified in Section 8.2(d). Such restored amount shall not be treated as an Annual Addition under Section 7.2 for such Plan Year. The restored amount, together with any remaining balance of the nonforfeitable portion of the Employer Account and Matching Account attributable to the Participant's service prior to reemployment, shall be maintained thereafter as separate special subaccounts of the Participant's Employer Account and Matching Account (until such time as it becomes completely nonforfeitable or again becomes a Forfeiture), and the dollar amount of the Participant's nonforfeitable percentage in each such special subaccount thereafter shall be determined in accordance with Formula A unless Formula B is specified in the Adoption
         Agreement:

                    8.2(b)(2)(i)  FORMULA A (STANDARD OPTION): X = P (AB + D) -
                      D

                    8.2(b)(2)(ii) FORMULA B (ALTERNATIVE): X = P (AB + (R x D))
                      - (R x D)

         For purposes of these formulas:

                    X = The current dollar amount, if any, of the nonforfeitable percentage in the Participant's special subaccount;

                    P = The Participant's current nonforfeitable percentage as determined under Section 8.1;

                    AB = Such dollar amount, if any, as evidenced by the last balance posted to the Participant's special subaccount;

                    D = The dollar amount previously paid to the Participant under Section 9 from the Participant's original Employer Account or Matching Account, as applicable; and

                    R = The ratio of AB to the dollar amount, if any, posted to the Participant's Employer Account or Matching Account, as applicable, immediately after the distribution.

         8.2(c)     DEEMED DISTRIBUTION.  If the nonforfeitable portion of a
         Participant's Account balance derived from Employer and Employee contributions is zero, the Participant shall be deemed to have received a distribution of the nonforfeitable portion of the Participant's Account upon the Participant's separation from service.

         A Participant's nonforfeitable Account balance derived from Employee contributions shall not include accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989.

         8.2(d)     RESTORATION SOURCES.  Any amount restored under this
         Section 8-2 shall be restored from the following sources in the following order: first, from Forfeitures occurring in the Plan Year in which such amounts are restored, if any; second, from Employer Contributions for such Plan Year, if any; third, from Fund Earnings for such Plan Year; and, finally, from additional

         Employer Contributions. However, at the election of the Employer, such amounts shall be restored entirely from additional Employer Contributions.

         8.2(e)     DATE FORFEITURES APPLIED OR ALLOCATED.  Any amounts which
         become a Forfeiture under this Section 8.2 shall be allocated or applied as of the allocation date specified in Section 6 which coincides with or immediately follows the date such Forfeiture occurs, except that the Employer may specify in the Adoption Agreement that Forfeitures which are applied to reduce Employer Contributions, Matching contributions or Qualified Nonelective Contributions shall be so applied as of the allocation date for such contributions which immediately follows the last day of the Plan Year in which such Forfeiture occurs.

         8.2(f)     IN-SERVICE DISTRIBUTIONS.  The provisions of this Section
         8.2(f) shall apply if the Plan permits in- service distribution under
         Section  9.2.

         If a distribution is made at a time when a Participant has a nonforfeitable right to less than 100% of his or her Employer Account or Matching Account and the Participant may increase the nonforfeitable percentage in such Account:

                    8.2(f)(1)     A separate special subaccount of the
                    Participant's Employer Account and Matching Account shall be established to record the Participant's interest in such accounts as of the time of the distribution; and

                    8.2(f)(2)     At any relevant time the Participant's
                    nonforfeitable portion of each such special subaccount shall be determined in accordance with the formula specified in Section 8.2(b).

SECTION 9.          ACCOUNT DISTRIBUTION - GENERAL RULES

9.1 AFTER SEPARATION FROM SERVICE. Subject to the rules in this Section 9, Section 10, Benefit Payment Forms - JOINT AND SURVIVOR ANNUITY REQUIREMENTS, and Section 11, MINIMUM DISTRIBUTION REQUIREMENTS, the nonforfeitable portion of each Participant's Account (as determined in accordance with Section 8) shall not be payable to such Participant before he or she separates from service with the Employer and all Affiliates.

         9.1(a)     TIMING.  A Participant who has separated from service with the Employer and all Affiliates

                    9.1(a)(1)     STANDARD OPTION - may request a distribution
                    of the nonforfeitable portion of his or her Account as soon as practicable after such separation from service.

                    9.1(a)(2)     ALTERNATIVE - if so specified in the Adoption
                    Agreement, may not request a distribution of the nonforfeitable portion of his or her Account until Normal Retirement Age, Early Retirement Age or Disability, whichever is earlier.

         9.1(b)     REEMPLOYMENT.  Except as required in Section  11, no
         payment shall be made under this Section 9.1 if the Participant who separates from service is reemployed as an Employee before payment is made. If a Participant is reemployed as an Employee after payment of the nonforfeitable portion of the Participant's Account has begun but before the entire balance attributable to such nonforfeitable portion has been paid (or applied to purchase an annuity), payments to the Participant from such balance shall be terminated on the date he or she is so reemployed and no further payments shall be made to the Participant until he or she is subsequently entitled to such payments in accordance with the terms of this Plan.

         9.1(c)     $3,500 CASHOUT.  The nonforfeitable portion of a
         Participant's Account shall be distributed in a single sum to such Participant (or to the Participant's Beneficiary in the event of the Participant's death) as soon as administratively practicable following the Participant's separation from service with the Employer and all Affiliates for any reason if the nonforfeitable portion of such Account is (and at the time of any prior distribution was) $3500 or less. Any such distributions made on or after January 1, 1993 shall be made in accordance with an applicable rules regarding the period for providing notices under Code Section 402(f) and for making direct rollover elections under Code Section 401(a)(31).

         9.1(d)     CLAIM.  Except as provided in this Section  9 and Section
         11, no payment shall be made until a written claim for such payment is filed with the Plan Administrator on an Election Form. The Plan Administrator shall process each such claim in accordance with the claims procedure described in the summary plan description for this Plan. If no such claim is submitted and the Participant does not defer payment pursuant to Section 9.1(e), payment may be made as soon as the benefit is not immediately distributable (within the meaning of Section 9.3) and shall, in any event, begin no later than 60 days following the end of the Plan Year in which

                    9.1(d)(1)     the Participant separates from service as an
                      Employee,

                    9.1(d)(2)     the Participant reaches age 65 or Normal
                      Retirement Age, if earlier, or

                    9.1(d)(3)     occurs the 10th anniversary of the year in
                    which the Participant commenced participation in the Plan, whichever occurs last.

         9.1(e)     ELECTION TO DEFER PAYMENT.  If a Participant has separated from service with the Employer and all Affiliates and the nonforfeitable portion of the Participant's Account is (or at the time of any prior distribution was) more than $3,500, the Participant may defer distribution of that nonforfeitable portion, but in no event beyond

                    9.1(e)(1)     STANDARD OPTION - the Participant's Required
                    Beginning Date (as defined in Section 11).

                    9.1(e)(2)     ALTERNATIVE - if so specified in the Adoption
                    Agreement, the later of the Participant's Normal Retirement Age or age 62.

         The failure of a Participant and his or her Spouse, it applicable, to consent to a distribution or make a written request to defer payment while a benefit is immediately distributable (within the meaning of Section 9.3) shall be deemed to be an election to defer commencement of payment of any benefit under this Section 9 until the benefit is no longer immediately distributable or, if Section 9.1(e)(1) applies, until the Required Beginning Date.





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

Nothing this Section 9.1(e) shall prevent the Plan Administrator from paying in the normal form a benefit which is not immediately distributable without regard to whether the Participant and his or her Spouse consent to such distribution, unless the Participant has requested a deferral pursuant to
Section  9.1(e)(2).

         9.1(f)     EARLY RETIREMENT AGE.  If the Early Retirement Age includes both an age and service requirement, any Participant who separates from service before satisfying such age requirement, but after the Participant has satisfied the service requirement, may request a distribution of the nonforfeitable portion of his or her Account upon satisfaction of such age requirement.

         9.1(g)     DEATH.  In the event of the Participant's death, the
         nonforfeitable portion of the Participant's Account shall be payable to the Participant's Beneficiary as soon as administratively practicable after the Participant's death.

9.2 BEFORE SEPARATION FROM SERVICE. Subject to the rules in this Section 9, Section 10, JOINT AND SURVIVOR ANNUITY REQUIREMENTS, and Section 11, MINIMUM DISTRIBUTION REQUIREMENTS, the nonforfeitable portion of a Participant's Account may be paid to the Participant before he or she separates from service with the Employer and all Affiliates if so specified in the Adoption Agreement or by the Board in accordance with Section 9.2(b)(2) or
Section  9.2(e).

         9.2(a)     MONEY PURCHASE PENSION PLAN OR TARGET BENEFIT PENSION PLAN.
         If this Plan is adopted as a Money Purchase Pension Plan or a Target Benefit Pension Plan,

                    9.2(a)(1)     STANDARD OPTION - except as provided in
                    Section 9.2(d) or (e), no distributions shall be made before a Participant separates from service with the Employer and all Affiliates, or

                    9.2(a)(2)     ALTERNATIVE - if so specified in the Adoption
                    Agreement, a Participant may request a distribution of all or a portion of the nonforfeitable portion of the Participant's Account on or after he or she reaches Normal Retirement Age without regard to whether he or she has separated from service.

         9.2(b)     401(K) PLAN.

                    9.2(b)(1)     DISTRIBUTION RESTRICTIONS.  If this Plan is
                    adopted as a 401(k) Plan, then, except as provided in this
                    Section 9.2(b)(1), a Participant's Elective Deferral Account, Qualified Nonelective Account and Qualified Matching Account shall not be distributable to the Participant or the Participant's Beneficiary earlier than upon the Participant's separation from service with the Employer and all Affiliates, death or Disability.

                    9.2(b)(2)     TERMINATION OF PLAN OR DISPOSITION OF ASSETS
                    OR SUBSIDIARY. Notwithstanding Section 9.2(b)(1) and subject to the Participant and spousal consent rules in
                    Section 9.3 and Section 10, the Employer may, by action of its Board, make lump sum distributions (within the meaning of Code Section 401(k)(10(B)(ii)) of a Participant's Account, including the Participant's Elective Deferral Account, Qualified Nonelective Account and Qualified Matching Account in accordance with Code Section 401(k) by reason by

                          9.2(b)(2)(i) the termination of the Plan without the establishment of another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e) or Code Section 409 or a simplified employee pension as defined in Code
                          Section 408(k));

                          9.2(b)(2)(ii)    the disposition by the Employer or a
                          Participating Affiliate to an unrelated entity of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer or such Participating Affiliate in a trade or business of the Employer or a Participating Affiliate, if the transferor continues to maintain this Plan after such disposition, but such distributions shall be made only with respect to a Participant who continues employment with the entity acquiring such assets; or

                          9.2(b)(2)(iii)   the Disposition by the Employer or a
                          Participating Affiliate which is a corporation to an unrelated entity of interest in a subsidiary (within the meaning of Code Section 409(d)(3)), if the transferor continues to maintain this Plan after such disposition, but such distributions shall be made only with respect to a Participant who continues employment with such former subsidiary.

                    9.2(b)(3)     HARDSHIP DISTRIBUTION.

                          9.2(b)(3)(i)     GENERAL.  If the Employer specifies
                          in the Adoption Agreement that hardship distributions shall be permitted, a Participant may request a hardship distribution before he or she separates from service from the Participant's Elective Deferral Account (and, if applicable, from the nonforfeitable portion of the other subaccounts of such Account specified in the Adoption Agreement). The Plan Administrator shall grant such request if, and to the extent that, the Plan Administrator determines that such distribution is "necessary" to satisfy an "immediate and heavy financial need" of the Participant as determined in accordance with this
                          Section 9.2(b)(3). Any such request shall be made in writing, shall set forth in detail the nature of such hardship and the amount of the distribution needed as a result of such hardship, and shall include adequate documentation of the type of financial need and the amount of the need. If the Plan Administrator grants such request, such application shall be processed and such distribution shall be made in a single sum as soon as administratively practicable.

                          9.2(b)(3)(ii)    SAFE HARBOR TEST FOR FINANCIAL NEED.
                          An "immediate and heavy financial need" shall mean one or more of the following, as specified in the Adoption Agreement,

                                  (A)      expenses for medical care described
                                  in Code Section  213(d) incurred by the
                                  Participant or the Participant's spouse or dependents (as defined in Code Section 152) and amounts necessary for such individuals to obtain such care,

                                  (B)      the purchase of (but not the
                                  mortgage payments for) a principal residence of the Participant,

                                  (C)      the payment of tuition and related
                                  educational fees for the next 12 months of post-secondary education for the Participant or the Participant's spouse, children or dependents (as defined in Section 152),

                                  (D)      the prevention of the eviction of
                                  the Participant from the Participant's
                                  principal residence or the foreclosure on the mortgage of the Participant's principal residence, or

                                  (E)      such other events as the Internal
                                  Revenue Service deems to constitute an
                                  "immediate and heavy financial need" under Code Section 401(k).

                          9.2(b)(3)(iii)   SAFE HARBOR TEST FOR DISTRIBUTION
                          NECESSARY TO SATISFY NEED. A distribution shall be deemed to be "necessary" to satisfy an immediate and heavy financial need only if all of the following requirements are satisfied:

                                  (A) the distribution is not in excess of the amount of such need, including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from such withdrawal;

                                  (B)      the Participant has obtained all
                                  distributions (other than hardship
                                  distributions) and all nontaxable loans
                                  currently available under this Plan and all other plans maintained by the Employer or an Affiliate;


                                  (C) the Participant's Elective Deferrals and Employee Contributions under this Plan and elective deferrals and employee contributions under all other plans maintained by the Employer or an Affiliate shall be suspended for the 12-month period following the date of receipt of such hardship distribution; and

                                  (D) the Participant's Elective Deferrals under this Plan and elective deferrals under all other plans maintained by the Employer or an Affiliate for the Participant's taxable year immediately following the taxable year in which such hardship distribution was made shall exceed the applicable dollar limitation under Code Section 402(g) for such following taxable year less the amount of the Participant's Elective Deferrals under this Plan, and elective deferrals under all such other plans for the taxable year in which such hardship distribution was made.

                          9.2(b)(3)(iv)    ACCOUNT LIMITATIONS.  For Plan Years
                          beginning after December 31, 1988, no hardship distribution shall be made under this Section 9.2(b)(3) to a Participant from

                                  9.2(b)(3)(iv)(A)       the Participant's
                                    Qualified Nonelective Account,

                                  9.2(b)(3)(iv)(B)       the Participant's
                                  Qualified Matching Account, or

                                  9.2(b)(3)(iv)(C)       the Fund Earnings
                                  allocated to the Participant's Elective
                                  Deferral Account

                          except to the extent of amounts credited to such Accounts as of the end of the last Plan Year ending before July 1, 1989.

                    9.2(b)(4)     DISTRIBUTIONS ON OR AFTER AGE 59-1/2.  If the
                    Employer specifies in the Adoption Agreement that distributions shall be permitted on or after age 59-1/2, a Participant may request a distribution of all or a portion of the nonforfeitable portion of the subaccounts of the Participant's Account specified in the Adoption Agreement at any time on or after he or she reaches age 59-1/2. Any such request shall be made in writing on a Election Form and such distribution shall be made in a single sum as soon as practicable in accordance with such reasonable nondiscretionary procedures as the Plan Administrator deems appropriate under the circumstances for the proper administration of the Plan.

                    9.2(b)(5)     EMPLOYER ACCOUNT AND MATCHING ACCOUNT.  If so
                    specified in the Adoption Agreement, a Participant may request in accordance with reasonable and nondiscretionary procedures a distribution of all or a portion of the nonforfeitable portion of the Participant's Employer Account and Matching Account after a fixed number of years, the attainment of a stated age or upon the occurrence of some prior event as specified in the Adoption Agreement.

         9.2(c)     PROFIT SHARING PLAN.  If this Plan is adopted as a Profit
         Sharing Plan, then, if so specified in the Adoption Agreement, a Participant may request in accordance with reasonable and nondiscriminatory procedures a distribution of all or a portion of the nonforfeitable portion of the Participant's Account after a fixed number of years, the attainment of a stated age or upon the occurrence of some prior event as specified in the Adoption Agreement.

         9.2(d)     WITHDRAWALS FROM EMPLOYEE ACCOUNT.

                    9.2(d)(1)     STANDARD OPTION.  A Participant may request a
                    withdrawal of all or a portion of the Participant's Employee Account at any time. Any such request shall be made in writing on an Election Form and such withdrawal shall be made in a single sum as soon as administratively practicable in accordance with such reasonable nondiscretionary procedures as the Plan Administrator deems appropriate under the circumstances for the proper administration of this Plan.

                    9.2(d)(2) ALTERNATIVE. The Employer may specify in the Adoption Agreement that withdrawals from Employee Accounts shall not be permitted before the nonforfeitable portion of a Participant's Account otherwise becomes distributable under this Section 9 or under Section 11 or may specify other rules and conditions under which such withdrawals may be made.

         Notwithstanding the foregoing, any portion of a Participant's Employee Account which is attributable to recharacterized Excess Contributions under Section 7.4(e) may only be withdrawn in accordance with the rules set forth in Section 9.2(b) applicable to an Elective Deferral Account.

         9.2(e)     PLAN TERMINATION.  If this Plan is terminated under Section
         14.6 and if the Board so specifies in its written action affecting such termination, distribution of the nonforfeitable portion of each Account shall be made as soon as administratively practical after the Plan is terminated subject to the rules in Section 9.2(b) and to Code
         Section  411.

9.3      CONSENT.

         9.3(a)     GENERAL.  If the nonforfeitable portion of a Participant's
         Account exceeds (or at the time of any prior distribution exceeded) $3500, and such Account is "immediately distributable", the Participant and the Participant's Spouse, if any, (or where the Participant has died, the surviving Spouse, if any) must consent to any distribution from such Account. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90 day period ending on the Annuity Starting Date (as defined in Section 10.1). The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Account is no longer "immediately distributable". Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

         9.3(b)     EXCEPTIONS.  Notwithstanding the foregoing, only the
         Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Participant's Account is immediately distributable. Furthermore, if payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to the Participant pursuant to Section 10, only the Participant need consent to the distribution from an Account that is immediately distributable. The consent of the Participant and the Participant's Spouse shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9), Section 401(k), Section 401(m), Section 402(g) or Section 415. In addition, upon termination of this Plan if the Plan is not required to offer an annuity option (purchased from a commercial provider), the nonforfeitable portion of the Participant's Account shall, without the Participant's consent, be distributed to the Participant unless the Employer or an Affiliate maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code
         Section 4975(e)(7)), in which event, the Account of a Participant who does not consent to an immediate distribution shall be transferred to such other plan.

         9.3(c)     IMMEDIATELY DISTRIBUTABLE.  An Account is "immediately
         distributable" if any part of the Account could be distributed to the Participant (or the surviving Spouse) before the Participant reaches (or would have reached if not deceased) the later of Normal Retirement Age or age 62.

         9.3(d)     ACCUMULATED DEDUCTIBLE EMPLOYEE CONTRIBUTIONS.  For
         purposes of determining the applicability of the consent requirements under this Section 9.3 to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the nonforfeitable portion of the

         Participant's Account shall not include amounts attributable to accumulated deductible employee contributions within the meaning of Code Section 72(o)(5)(B).

9.4 FORM OF DISTRIBUTION. All distributions (including distributions before separation from service under Section 9.2 but excluding corrective distributions under Section 7) shall be made in the form specified in Section 10.

9.5 MINIMUM DISTRIBUTIONS. The Plan shall satisfy the minimum distribution requirements of Code Section 401(a)(9) as set forth in Section 11.

9.6 MISSING PERSON. In the event that an Account becomes payable under this Plan pursuant to Section 9.1(c), Section 9.1(d) or Section 9.1(e) and the Plan Administrator is unable to locate the Participant or his or her Beneficiary after sending written notice to the last known mailing address and to the United States Social Security Administration, such Participant or Beneficiary shall be presumed dead and such Account shall become a Forfeiture on the third anniversary of the date such Account first became payable under this Plan. However, the amount of such Forfeiture shall be paid to such missing Participant or Beneficiary in the event that such person files a claim for such benefit while the Plan remains in effect and demonstrates to the satisfaction of the Plan Administrator that such person in fact is such missing Participant or Beneficiary.

9.7 NO ESTOPPEL OF PLAN. No person is entitled to any benefit under this Plan except and to the extent expressly provided under this Plan. The fact that payments have been made from this Plan in connection with any claim for benefits under this Plan does not (1) establish the validity of the claim, (2) provide any right to have such benefits continue for any period of time, or (3) prevent this Plan from recovering the benefits paid to the extent that the Plan Administrator determines that there was no right to payment of the benefits under this Plan. Thus, if a benefit is paid under this Plan and it is thereafter determined by the Plan Administrator that such benefit should not have been paid (whether or not attributable to an error by the Participant, the Plan Administrator, the Employer or any other person), then the Plan Administrator may take such action as the Plan Administrator deems necessary or appropriate to remedy such situation, including without limitation by (1) deducting the amount of any overpayment theretofore made to or on behalf of such Participant from any succeeding payments to or on behalf of such Participant under this Plan or from any amounts due or owing to such Participant by the Employer or any Affiliate or under any other plan, program or arrangement benefitting the employees or former employees of the Employer or any Affiliate, (2) otherwise recovering such overpayment from whoever has benefited from it.

If the Plan Administrator determines that an underpayment of benefits has been made, the Plan Administrator shall take such action as it deems necessary or appropriate to remedy such situation. However, in no event shall interest be paid on the amount of any underpayment other than the investment gains (or losses) credited to the Participant's Account pending payment.

9.8 ADMINISTRATION. All distributions shall be made in accordance with such uniform and nondiscriminatory administrative and operational procedures for Account distributions as the Plan Administrator deems appropriate under the circumstances for the proper administration of the Plan.




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


SECTION 10.    BENEFIT PAYMENT FORMS - JOINT AND SURVIVOR ANNUITY REQUIREMENTS.

10.1 APPLICATION AND SPECIAL DEFINITIONS. This Section 10 shall apply to a Participant who is vested at the time of death or at the time of a distribution from the Participant's Account in any portion of the Participant's Account, whether such portion is attributable to Employer contributions, Employee contributions, or both. For purposes of this Section 10, the terms defined in this Section 10.1 shall have the meanings shown opposite such terms.

         10.1(a)    ANNUITY STARTING DATE.  means the first day of the first
         period for which an amount is paid as an annuity or any other form.

         10.1(b)    EARLIEST RETIREMENT AGE.  means

                    10.1(b)(1)    if distributions are permitted only upon
                    separation from service, the earliest age at which the Participant could separate from service and receive a distribution;

                    10.1(b)(2)    if distributions are permitted before
                    separation from service, the earliest age at which such distribution could be made; or

                    10.1(b)(3)    if clauses (1) and (2) do not apply, the
                    Early Retirement Age.

         10.1(c)    ELECTION PERIOD.  means

                    10.1(c)(1)    for a Qualified Preretirement Survivor
                    Annuity, the period which begins on the earlier of (i) the first day of the Plan Year in which the Participant attains age 35 or (ii) the date such Participant separates from service and ends on the date of the Participant's death and

                    10.1(c)(2)    for a Qualified Joint and Survivor Annuity or
                    a Life Annuity, the 90 day period ending on the Annuity Starting Date.

         Notwithstanding the foregoing, a Participant who has not yet reached age 35 (and who will not reach age 35 as of the end of the current Plan Year) may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will reach age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 10.4. Qualified Preretirement Survivor Annuity coverage shall be automatically reinstated as of the first day of the Plan Year in which the Participant reaches age 35. Any new waiver on or after such date shall be subject to the full requirements of this Section 10.

         10.1(d)    LIFE ANNUITY.  means a nontransferable immediate annuity
         payable for the life of the Participant, which is the amount of benefit which can be purchased with such Participant's Vested Account Balance as of the Annuity Starting Date.




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


         10.1(e)    QUALIFIED ELECTION.  means a Participant's election to
         waive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity which election shall not be effective unless (1) the election designates a specific Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) and, for an election to waive a Qualified Joint and Survivor Annuity, the particular form of benefit payment, which designations cannot be changed without the Spouse's consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);
         (2) such Participant's Spouse consents in writing to such election on an Election Form; (3) such consent acknowledges the effect of such election; and (4) such consent is witnessed by a notary public; provided,

                    10.1(e)(0)(i)          if the Participant establishes to
                    the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located or because of such other circumstances as may be described in the regulations under Code Section 417, a Participant's election shall be deemed to be a Qualified Election;

                    10.1(e)(0)(ii)         a Spouse's written consent under
                    this Section 10.1(e) shall be irrevocable as to such Spouse and shall be binding only as against such Spouse.

                    10.1(e)(0)(iii)        no consent shall be valid unless the
                    Participant received notice as provided in Section  10.4;

                    10.1(e)(0)(iv)         a consent that permits designations
                    by the Participant without any further spousal consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and, if applicable, a specific form of benefit payment, and that the Spouse voluntarily elects to relinquish either or both of such rights; and

                    10.1(e)(0)(v) a Participant may revoke (without the consent of his or her Spouse) an election to waive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity on an Election Form any time prior to the date as of which the Participant's Account becomes payable under Section 9.

         10.1(f)    QUALIFIED JOINT AND SURVIVOR ANNUITY.  means a
         nontransferable immediate annuity payable for the life of the Participant which is the amount of benefit which can be purchased with the Participant's Vested Account Balance on the Annuity Starting Date with a survivor annuity payable for the life of the Participant's surviving Spouse which is

                    10.1(f)(1)    STANDARD OPTION - 50% or

                    10.1(f)(2)    ALTERNATIVE - such greater percentage (not to
                    exceed 100%) specified in the Adoption Agreement

         of the amount of the annuity which is payable during the joint lives of the Participant and such Spouse.

         10.1(g)    QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.  means a
         nontransferable annuity payable for the life of the surviving Spouse, which is the amount of benefit which can be purchased with




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


                    10.1(g)(1)    STANDARD OPTION - 100% of the Participant's
                    Vested Account Balance as of the Annuity Starting Date or

                    10.1(g)(2)    ALTERNATIVE - such lesser percentage (not
                    less than 50%) specified in the Adoption Agreement of such Participant's Vested Account Balance (determined by allocating the portion of such balance which is attributable to employee contributions proportionately to such annuity and to the remainder of such balance).

         10.1(h)    VESTED ACCOUNT BALANCE.  means the nonforfeitable portion
         of a Participant's Account derived from Employer contributions and Employee contributions (including Rollover Contributions), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life and reduced, if applicable, for outstanding loans in accordance with Section 13.3(d)(1)(iv).

10.2 DISTRIBUTION TO PARTICIPANT. Unless a Participant waives the Qualified Joint and Survivor Annuity and elects and optional method of distribution (as described in Section 10.6) on an Election Form pursuant to a Qualified Election within the Election Period, any distribution of such Participant's Vested Account Balance shall be paid in the form of (a) a Qualified Joint and Survivor Annuity for each such married Participant and his or her Spouse or (b) a Life Annuity for each such unmarried Participant. A Participant may elect that such annuity be distributed upon attainment of the Earliest Retirement Age.

10.3 DISTRIBUTION TO SURVIVING SPOUSE. Unless a Participant waives the Qualified Preretirement Survivor Annuity and elects and optional method of distribution (as described in Section 10.6) on an Election Form pursuant to a Qualified Election within the Election Period, such Participant's Vested Account Balance shall, in the event of the Participant's death before the Participant's Annuity Starting Date, be applied to purchase a Qualified Preretirement Survivor Annuity for the surviving Spouse. If the Qualified Preretirement Survivor Annuity is less than 100%, the remaining portion of the Participant's Vested Account Balance shall be payable to the Participant's Beneficiary under Section 9. The surviving Spouse may elect that such Qualified Preretirement Survivor Annuity be distributed to such Spouse within a reasonable period following the death of the Participant. Notwithstanding the foregoing, a surviving Spouse entitled to a Qualified Preretirement Survivor Annuity may elect in writing after the Participant's death to have the Participant's Vested Account Balance distributed in an optional form of benefit in accordance with Section 10.6.

10.4     NOTICE REQUIREMENTS.

         10.4(a)    QUALIFIED JOINT AND SURVIVOR ANNUITY AND LIFE ANNUITY.  The
         Plan Administrator shall no less than 30 days and no more than 90 days before the Annuity Starting Date provide each Participant with a written explanation of the Qualified Joint and Survivor Annuity and the Life Annuity, which explanation shall describe

                    10.4(a)(1)    the terms and conditions of such annuity;

                    10.4(a)(2)    the Participant's right to make a Qualified
                    Election to waive such annuity and the effect of such election;

                    10.4(a)(3)    the rights of the Participant's Spouse, if
                    any;



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


                    10.4(a)(4)    the right to revoke such election and the
                       effect of such a revocation; and

                    10.4(a)(5)    the relative values of the various optional
                       forms of benefits under the Plan.

         10.4(b)    QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.  The Plan
         Administrator shall provide to each Participant within the "applicable period" for such Participant a written explanation of the Qualified Preretirement Survivor Annuity which includes the type of information described in Section 10.4(a). The "applicable period" for a Participant is

                    10.4(b)(1)    the period beginning on the first day of the
                    Plan Year in which such Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                    10.4(b)(2)    a reasonable period ending after he or she
                    becomes a Participant, or

                    10.4(b)(3)    a reasonable period ending after this Section
                    10 applies to such Participant.

         whichever period ends last. However, if a Participant separates from service before he or she reaches age 35, such notice shall be provided within the two year period beginning one year before the Participant's separation from service and ending one year after such separation and if such Participant is subsequently reemployed, the applicable period for such Participant shall be redetermined under
         Section  10.4(b)(1) through Section  10.4(b)(3).  For purposes of
         Section 10.4(b)(2) and Section 10.4(b)(3), a "reasonable period" is the two year period which begins one year prior to the occurrence of the event and ends one year after the occurrence of the event.

10.5     SAFE HARBOR RULES.

         10.5(a)    APPLICATION.  If so specified in the Adoption Agreement,
         the provisions in this Section  10.5 shall apply in lieu of Section
         10.1 through Section 10.4 to (1) a Participant in a Profit Sharing Plan or a 401(k) Plan, and (2) to any distribution made on or after the first day of the first Plan Year beginning after December 31, 1988 from and under a separate account attributable solely to accumulated deductible employee contributions (as defined in Code Section 72(o)(5)(B)) and maintained on behalf of a Participant in a Money Purchase Pension Plan or Target Benefit Pension Plan provided that the conditions specified in Section 10.5(b) are satisfied.

         10.5(b)    CONDITIONS.  In order to fit within the safe harbor (1) the
         Participant does not or cannot elect payments in the form of a Life Annuity with respect lo the Participant's Vested Account Balance; (2) on the death of a Participant, the Participant's Vested Account Valance shall be paid to the Participant's surviving Spouse, or if there is no surviving Spouse or if the surviving Spouse has consented in a manner conforming to a Qualified Election, to the Participant's Beneficiary; and (3) with respect to a Participant in a Profit Sharing Plan or a 401(k) Plan, the Plan is not a direct or indirect transferee of a defined benefit plan, the money purchase pension plan, target benefit pension plan, stock bonus plan, or profit-sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417 ("Transferee Plan"), or the Plan maintains separate bookkeeping accounts for such Participant's Transferee Plan benefits and all other benefits of the Participant under the Plan and gains, losses, withdrawals, contributions,




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

         forfeitures, and other credits or charges are allocated on a reasonable and consistent basis between the Transferee Plan benefits (which are subject to the survivor annuity requirements in Section
         10.1 through Section 10.4) and the other Plan benefits (which are subject to the safe harbor rule in this Section 10.5).

         10.5(c)    SURVIVING SPOUSE.  The surviving Spouse may elect to have
         distribution of the Vested Account Balance commence within the 90 day period following the date of the Participant's death. The Vested Account Balance shall be adjusted for Fund Earnings occurring after the Participant's death in accordance with Section 6.2 in the same manner that Accounts are adjusted for other types of distributions.

         10.5(d)    WAIVER OF SPOUSAL BENEFIT.  The Participant may waive the
         spousal death benefit described in this Section 10.5 at any time; provided, no such waiver shall be effective unless it satisfies the conditions described in Section 10.1(e) (other than the notification requirement referred to in such section) that would apply to the Participant's Qualified Election to waive the Qualified Preretirement Survivor Annuity.

         10.5(e)    VESTED ACCOUNT BALANCE.  For purposes of this Section
         10.5, Vested Account Balance shall mean, (1) in the case of a Money Purchase Pension Plan or Target Benefit Pension Plan, the Participant's separate account balance attributable solely to accumulated deductible contributions within the meaning of Code
         Section 72(o)(5)(B) and (2) in the case of a Profit Sharing Plan or 401(k) Plan, the Participant's Vested Account Balance as defined in
         Section 10.1(h), excluding the portion of such Vested Account Balance which is attributable to Transferee Plan benefits described in Section 10.5(b).

10.6     OPTION FORMS.

         10.6(a)    GENERAL.  If a Participant properly and timely waives the
         Qualified Joint and Survivor Annuity as described in Section 10.2 or to the extent the safe harbor rules of Section 10.5 apply to a distribution, such distribution shall be made in the form specified in this Section 10.6 as selected by the Participant (or his or her Beneficiary in the event of the Participant's death).

         10.6(b)    BEFORE SEPARATION FROM SERVICE.  Any distribution made
         pursuant to Section 9.2 shall, subject to Section 10.2, be made in a single sum.

         10.6(c)    AFTER SEPARATION FROM SERVICE.

                    10.6(c)(1)    STANDARD OPTION. The optional benefit form
                    available to any Participant after separation from service with the Employer and all Affiliates or to his or her Beneficiary in the event of the Participant's death shall be a single sum.

                    10.6(c)(2)    ALTERNATIVE.  If specified in the Adoption
                    Agreement, the following optional benefit forms shall be available to any Participant (or to his or her Beneficiary in the event of the Participant's death):

                          10.6(c)(2)(i)    SINGLE SUM - by payment in a single
                          sum.




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


                          10.6(c)(2)(ii)   INSTALLMENTS - by payment in annual
                          installments (or more frequent installments) over a specified period in accordance with the minimum distribution rules in Section 11.

                          10.6(c)(2)(iii) ANNUITY - in the form of an annuity contract under which the amount of benefits shall be that which can be provided by applying the nonforfeitable portion of such Participant's Account to the applicable settlement option or annuity purchase rate under such contract; or

                          10.6(c)(2)(iv)   OTHER FORMS - under one of the
                          optional forms of distribution, if any, under the Preexisting Plan or a plan described in Section 14.5 which are required to be preserved under Code Section 411(d)(6). Such optional forms shall be described in the Adoption Agreement and, unless otherwise specified in the Adoption Agreement, such other forms shall apply to the Participant's entire Account balance. Notwithstanding the foregoing, it the Plan Administrator separately accounts for benefits under a Preexisting Plan or a plan described under Section
                          14.5 or, if applicable, under Section 10.5, the optional forms may be limited to such separate accounts.

         10.6(d)    NO METHOD SELECTED.  If the safe harbor rules of Section
         10.5 apply to a distribution, but the Participant or the Participant's Spouse or Beneficiary fails to specify the method of distribution, then any distribution made to such Participant, Spouse or Beneficiary shall be made in a single sum.

         10.6(e)    SINGLE SUM.  A distribution made on account of a
         Participant's death or separation from service with the Employer and all Affiliates which is made in more than one payment shall be deemed to be a single sum distribution for purposes of this Plan if the additional payment or payments are necessary to reflect allocations completed following the Participant's death or separation from service.

         10.6(f)    IN KIND DISTRIBUTIONS.  A distribution shall be made in
         kind only to the extent provided in the Adoption Agreement and only to the extent an "in kind" distribution is permissive under ERISA.

10.7 ANNUITY CONTRACTS. Any annuity contract distributed by the Plan to Participant or a Beneficiary shall be nontransferable and the Terms of such contract shall comply with the applicable requirements of this Plan and the Code.

10.8     TRANSITIONAL RULES.

         10.8(a)    Any living Participant not receiving benefits on August 23,
         1984, who would otherwise not receive the benefits prescribed by the previous sections of this Section 10 must be given the opportunity to elect to have such sections apply (1) if such Participant credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and (2) such Participant had it least 10 years of vesting service when he or she separated from service.




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


         10.8(b)    Any living Participant not receiving benefits on August 23,
         1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 10.8(d).

         10.8(c)    The respective opportunities to elect (as described in
         Section 10.8(a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to such Participants.

         10.8(d)    Any Participant who has elected pursuant to Section
         10.8(b) and any Participant who does not elect under Section 10.8(a) or who meets the requirements of Section 10.8(a) except that such Participant does not have at least 10 years of vesting service when he or she separates from serve, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                    10.8(d)(1)    If benefits in the form of a life annuity
                    become payable to a married Participant who:

                          10.8(d)(1)(i)    begins to receive payments under the
                          Plan on or after Normal Retirement Age; or

                          10.8(d)(1)(ii)   dies on or after Normal Retirement
                          Age while still working for the Employer; or

                          10.8(d)(1)(iii) begins to receive payments on or after the "qualified early retirement age"; or

                          10.8(d)(1)(iv)   separates from service on or after
                          attaining Normal Retirement Age (or the "qualified early retirement age") and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning benefits to receive such benefits;

         then such benefits shall be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains "qualified early retirement age" and end not more than 90 days before the commencement of benefits. Any such election shall be in writing and may be changed by the Participant at any time.

                    10.8(d)(2)    A Participant who is employed after attaining
                    the qualified early retirement age shall be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. The election period begins on the later of (i) the 90th day before the Participant attains the "qualified early retirement age," or (ii) the date on which participation begins, and ends on the date the Participant separates from service. Any such election shall be in writing and may be changed by the Participant at any time. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made




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

                    to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before the Participant's death.

                    10.8(d)(3)    For purposes of this Section  10.8(d),
                    "qualified early retirement age" means the latest of:

                          10.8(d)(3)(i)    the earliest date under the Plan on
                          which the Participant may elect to receive retirement benefits,

                          10.8(d)(3)(ii)   the first day of the 120th month
                          beginning before the Participant reaches Normal Retirement age, or

                          10.8(d)(3)(iii) the date the Participant begins participation.

10.9     DIRECT ROLLOVERS.

         10.9(a)    GENERAL.  This Section  10.9 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 10, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly by the Plan to an Eligible Retirement Plan specified by the Distributee in a direct rollover in accordance with Code Section 401(a)(31).

         10.9(b)    DEFINITIONS.

                    10.9(b)(1)    ELIGIBLE ROLLOVER DISTRIBUTION.  An Eligible
                    Rollover Distribution is any distribution of all or any portion of the balance to the credit of he Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                    10.9(b)(2)    ELIGIBLE RETIREMENT PLAN.  An Eligible
                    Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                    10.9(b)(3)    DISTRIBUTEE.  A Distributee includes an
                    Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former spouse who is the alternate payee under a qualified domestic




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

                    relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

SECTION 11.         MINIMUM DISTRIBUTION REQUIREMENTS

11.1 GENERAL. Subject to Section 10, BENEFIT PAYMENT FORMS - JOINT AND SURVIVOR ANNUITY REQUIREMENTS, the requirements of this Section 11 shall apply to any distribution of a Participant's Account and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section 11 shall apply to calendar years beginning after December 31, 1984. All distributions required under this Section 11 shall be determined and made in accordance with the proposed regulations under Code
Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

11.2     SPECIAL DEFINITIONS.

         11.2(a)    APPLICABLE CALENDAR YEAR means the first Distribution
         Calendar Year, and if life expectancy is being recalculated, each succeeding calendar year.

         11.2(b)    APPLICABLE LIFE EXPECTANCY means the life expectancy (or
         joint and last survivor expectancy) calculated using the attained age, of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated.

         11.2(c)    DESIGNATED BENEFICIARY means the individual who is
         designated as the Beneficiary under this Plan in accordance with Code
         Section  401(a)(9) and the regulations under such Code section.

         11.2(d)    DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year shall be the calendar year immediately preceding the calendar year which contains the participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year shall be the calendar year in which distributions are required to begin pursuant to Section 11.6.

         11.2(e)    LIFE EXPECTANCY means the life expectancy (or joint and
         last survivor expectancy) as computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Federal Income Tax Regulations. Unless otherwise elected by the Participant (or Spouse, in the case of distributions described in Section 11.6(b)(2)) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

         11.2(f)    PARTICIPANT'S BENEFIT means the nonforfeitable portion of a
         Participant's Account determined as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year ("valuation calendar year") increased by the amount of any contributions or forfeitures allocated to the Account as of dates in the valuation calendar year after such Valuation Date and decreased by distributions made in the valuation calendar year




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         after such Valuation.  If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

         11.2(g)    REQUIRED BEGINNING DATE.

                    11.2(g)(1)    GENERAL RULE.  The Required Beginning Date of
                    a Participant who reaches age 70 1/2 after December 31, 1987 is the first day of April of the calendar year following the calendar year in which the Participant reaches age 70 1/2.

                    11.2(g)(2)    AGE 70 1/2 BEFORE 1988.  The Required
                    Beginning Date of a Participant who reaches age 70 1/2 before January 1, 1988 shall be,

                          11.2(g)(2)(i)    for a Participant who is not a 5%
                          owner, the first day of April of the calendar year following the calendar year in which occurs the later of retirement or reaching age 70 1/2; or

                          11.2(g)(2)(ii)   for a Participant who is a 5% owner
                          during any year beginning after December 31, 1979, the first day of April following the later of:

                                  (A)      the calendar year in which the
                                  Participant reaches age 70 1/2; or

                                  (B)      the earlier of the calendar year
                                  with or within which ends the Plan Year in which the Participant becomes a 5% owner, or the calendar year in which the Participant retires.

                    11.2(g)(3)    AGE 70 1/2 DURING 1988. The Required
                    Beginning Date of a Participant who is not a 5% owner, who reaches age 70 1/2 during 1988 and who has not retired before January 1, 1989 shall be April 1, 1990. The Required Beginning Date of a Participant who is a 5% owner or who retired before January 1, 1989 and who reached age 70 1/2 during 1988 shall be determined in accordance with
                    Section 11.2(g)(1).

                    11.2(g)(4)    5% OWNER.  A participant shall be treated as
         a 5% owner for purposes of this Section 11.2(g) if such Participant is a 5% owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which such individual attaints age 66 1/2 or any subsequent Plan Year. Once distributions have begun to a 5% owner under this Section 11, they must continue to be distributed, even if the Participant ceases to be a 5% owner in a subsequent year.

11.3 REQUIRED BEGINNING DATE. The entire nonforfeitable interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Such distribution shall be made

         11.3(a)    in the form of a Qualified Joint and Survivor Annuity as
         described in Section  10.2, or




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


         11.3(b)    if the Qualified Joint and Survivor Annuity is properly
waived or to the extent the safe harbor rules in Section 10.5 apply, in the optional benefit form in Section 10.6 selected by the Participant.

Notwithstanding the foregoing, even if installment distributions are not otherwise available as an optional benefit form, a Participant who has not separated from service with the Employer and all Affiliates as of the Required Beginning Date (or as of the end of any Distribution Calendar Year thereafter) may elect to receive the minimum distribution amount for each such Distribution Calendar Year as described in Section 11.5

11.4 LIMITS ON DISTRIBUTION PERIODS. As of the first Distribution Calendar Year, distributions (if not made in a single sum) may only be made over one of the following periods (or a combination thereof):

         11.4(a)    the life of the Participant,

         11.4(b)    the life of the Participant and a Designated Beneficiary,

         11.4(c)    a period certain not extending beyond the life expectancy
of the Participant or

         11.4(d)    a period certain not extending beyond the joint and last
survivor expectancy of the Participant and a Designated Beneficiary.

11.5 DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

         11.5(a)    INDIVIDUAL ACCOUNT.

                    11.5(a)(1)    GENERAL.  If a Participant's Benefit is to be
distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (ii) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

                    11.5(a)(2)    INCIDENTAL DEATH BENEFIT RULES

                          11.5(a)(2)(i)    For calendar years beginning before
January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                          11.5(a)(2)(ii)   For calendar years beginning after
December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of
(A) the Applicable Life Expectancy or (B) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.40(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life



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

Expectancy in Section  11.5(a)(1) as the relevant divisor without regard to
Section  1.40(a)(9)-2 of the proposed regulations.

                    11.5(a)(3)    TIMING.  The minimum distribution required
for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for subsequent Distribution Calendar Years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         11.5(b)    ANNUITY CONTRACTS.  If the Participant's Benefit is
distributed in the form of an annuity purchased from an insurance company, distributions under such annuity shall be made in accordance with the requirements of Code Section 401(a)(9).

11.6     DEATH DISTRIBUTION PROVISIONS.

         11.6(a)    DISTRIBUTION BEGINNING BEFORE DEATH.  If the Participant
dies after distribution of his or her nonforfeitable interest has begun, the remaining portion of such nonforfeitable interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         11.6(b)    DISTRIBUTION BEGINNING AFTER DEATH.  If the Participant
dies before distribution of his or her nonforfeitable interest begins, distribution of the Participant's entire nonforfeitable interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                    11.6(b)(1)    if any portion of the Participant's
nonforfeitable interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary and shall commence on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                    11.6(b)(2)    If the Designated Beneficiary is the
Participant's surviving Spouse, distributions may be made over the period described in clause (1) above but the required commencement date may be deferred until the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died or (ii) December 31 of the calendar year in which the Participant would have reached age 70 1/2.

If the Participant has not made an election pursuant to this Section 11.6(b) by the time of the Participant's death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of
(A) December 31 of the calendar year in which distributions would be required to begin under this Section 11.6, or (B) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.




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


         11.6(c)    SPECIAL RULES.

                    11.6(c)(1)    For purposes of Section 11.6(b), if the
         surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Section 11.6(b), with the exception of Section 11.6(b)(2), shall be applied as if the surviving Spouse were the Participant.

                    11.6(c)(2)    For purposes of this Section 11.6, any
         amount paid to a child of the Participant shall be treated as if it had been paid to the surviving Spouse if the amount becomes payable to the surviving Spouse when the child reaches the age of majority.

                    11.6(c)(3)    For the purposes of this Section 11.6,
         distribution of a Participant's interest shall be considered to begin on the Participant's Required Beginning Date (or, if Section 11.6(c)(1) above is applicable, the date distribution is required to begin to the surviving Spouse pursuant to Section 11.6(b)). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin shall be the date distribution actually commences.

11.7     SPECIAL PRE-TEFRA DISTRIBUTION ELECTION.

         11.7(a)    GENERAL RULE.  Subject to Section 10, BENEFIT PAYMENT
FORMS - JOINT AND SURVIVOR ANNUITY REQUIREMENTS, the nonforfeitable percentage of the Account of any Participant (including a "5% owner" as described in Section 11.2(g)(4)) who has in effect a Special Pre-TEFRA Distribution Election (as described in Section 11.7(b)) shall be paid only to the Participant, or in the case of the Participant's death, only to his or her beneficiary in accordance with the method of distribution specified in such election without regard to the distribution rules set forth in Section 11.1 through Section 11.6.

         11.7(b)    SPECIAL PRE-TEFRA DISTRIBUTION ELECTION.  For purposes of
this Section 11.7, a Special Pre-TEFRA Distribution Election means a designation in writing, signed by the Participant or his or her beneficiary, made before January 1, 1984 by a Participant in this Plan or a Participant in a Preexisting Plan who had accrued a benefit under such plan as of December 31, 1983 which designation specifies

                    11.7(b)(1)    a distribution method which was permissible
         under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984,

                    11.7(b)(2)    the time at which such distribution will
         commence,

                    11.7(b)(3)    the period over which such distribution will
         be made, and

                    11.7(b)(4)    if such designation is to be effective for a
         beneficiary, the beneficiaries of the Participant in order of priority.

A distribution to be made upon the death of a Participant shall not be covered under this Section 11.7(b) unless the information in the designation with respect to such distribution satisfies the requirements of this Section 11.7(b).

         11.7(c)    CURRENT DISTRIBUTIONS.  Any distribution which began before
January 1, 1984 and continues after such date shall be deemed to be made pursuant to a Special Pre-TEFRA Distribution




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

Election if the method of distribution was set forth in writing and such method satisfies the requirements of Section 11.7(b)(1) through (4).

         11.7(d)    REVOCATION.  A Participant who made a Special Pre-TEFRA
Distribution Election shall have the right to revoke such election by completing and filing a distribution Election Form under Section 9. Furthermore, any change (other than the mere substitution or addition of a beneficiary not originally designated in such election which does not directly or indirectly after the period over which distributions are to be made) to a Special Pre-TEFRA Distribution Election shall be deemed to be a revocation of such election. Upon revocation, any subsequent distribution shall be made in accordance with Code Section 401(a)(9). If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9), but for the Special Pre-TEFRA Distribution Election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 401(a)(9)-2 of the proposed regulations. If an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the proposed regulations shall apply.

SECTION 12.         TOP-HEAVY PLAN RULES

12.1 APPLICATION. The rules set forth in this Section 12 shall supersede any provisions of this Plan or the Adoption Agreement which are inconsistent with these rules as of the first day of the first Plan Year beginning after December 31, 1983 during which the Plan is or becomes a Top-Heavy Plan and such rules shall continue to supersede such provisions for so long as the Plan is a Top-Heavy Plan unless the Code permits such rules to cease earlier or requires them to remain in effect for a longer period.

12.2 SPECIAL DEFINITIONS. For purposes of this Section 12, the terms defined in this Section 12.2 shall have the meanings shown opposite such terms.

         12.2(a)    DETERMINATION DATE - means

                    12.2(a)(1)    for the first Plan Year which is adopted as a
                    new Plan under the Adoption Agreement, the last day of such Plan Year, and

                    12.2(a)(2)    for any subsequent Plan Year, the last day of
                    the immediately preceding Plan Year, and

                    12.2(a)(3)    for any plan year of each other qualified
                    plan maintained by the Employer or an Affiliate which is part of a Permissive Aggregation Group or a Required Aggregation Group, the date determined under this Section 12.2(a) as if the term "Plan Year" means the plan year for each such qualified plan.

         12.2(b)    KEY EMPLOYEE - means any Employee or former Employee (and
the Beneficiaries of such Employee) (as determined in accordance with Code
Section 416(i)(1)) who at any time during the Plan Year or any of the 4 immediately preceding Plan Years was

                    12.2(b)(1)    an officer of the Employer or an Affiliate
                    whose compensation for such Plan Year exceeds 50% of the dollar limitation under Code Section 415(b)(1)(A),

                    12.2(b)(2)    an owner (or considered to be an owner within
                    the meaning of Code Section 318) of one of the 10 largest interests in the Employer or an Affiliate whose compensation for such Plan Year exceeds the 100% of the dollar limitation under Code Section 415(c)(1)(A);
                    provided that the value of such Employee's ownership interest is more than one-half of one percent,

                    12.2(b)(3)    a 5% owner of the Employer or an Affiliate, or

                    12.2(b)(4)    a 1% owner of the Employer or an Affiliate
                    whose compensation for such Plan Year exceeds $150,000.

For purposes of this Section 12.2(b), an Employee's compensation means compensation within the meaning of Code Section 415(c)(3) (as defined in Section 7.2(a)(2)) but including amounts contributed by the Employer or an Affiliate pursuant to a salary reduction agreement which are excluded from gross income under Code Section 125, Section 402(e)(3), Section 402(h) or
Section 403(b).

         12.2(c)    PERMISSIVE AGGREGATION GROUP - means a Required Aggregation
Group and any other qualified plan or plans (as described in Code Section 401(a)) maintained by the Employer or an Affiliate which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

         12.2(d)    REQUIRED AGGREGATION GROUP - means (1) each qualified plan
(as described in Code Section 401(a)) maintained by the Employer or an Affiliate in which at least one Key Employee participates or participated at any time during the 5 year period ending on the Determination Date (without regard to whether such plan has terminated) and (2) any other qualified plan maintained by the Employer or an Affiliate which enables any such plan to satisfy the requirements of Code Section 401(a)(4) or Code Section 410.

         12.2(e)    TOP-HEAVY PLAN - means this Plan if, for any Plan Year
beginning after December 31, 1983, either

                    12.2(e)(1)    this Plan is not part of a Required
                    Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio for this Plan exceeds 60%;

                    12.2(e)(2)    this Plan is part of a Required Aggregation
                    Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%; or

                    12.2(e)(3)    this Plan is part of a Required Aggregation
                    Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.





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



         12.2(f)    TOP-HEAVY RATIO.

                    12.2(f)(1)    If the Employer or an Affiliate maintains one
                    or more defined contribution plans (including any simplified employee pension plan) and the Employer or an Affiliate has never maintained a defined benefit plan under which benefits have been accrued for a Participant in this Plan during the 5 year period ending on the Determination Date. "Top Heavy Ratio" mans for this Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, a fraction, the numerator of which shall be the sum of the account balances of all Key Employees as of the Determination Date under this and all other such defined contribution plans and the denominator of which shall be the sum of the account balances of all employees as of the Determination Date under this and all other such defined contribution plans.

                    12.2(f)(2)    If the Employer or an Affiliate maintains one
                    or more defined contribution plans (including any simplified employee pension plan) and the Employer or an Affiliate maintains or has ever maintained one or more defined benefit plans under which benefits have been accrued for a Participant in this Plan during the 5 year period ending on the Determination Date. "Top Heavy Ratio" means for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, a fraction, the numerator of which shall be the sum of the account balances for all Key Employees as of the Determination Date under this and all other such defined contribution plans and the sum of the present value of the accrued benefits for all Key Employees as of the Determination Date under all defined benefit plans maintained by the Employer or an Affiliate and the denominator of which shall be the sum of the account balances for all employees as of the Determination Date under this and all other such defined contribution plans and the sum of the present value of the accrued benefits for all employees as of the Determination Date under all defined benefit plans maintained by the Employer or an Affiliate.

                    12.2(f)(3)    The following rules shall apply for purposes
                    of calculating the Top-Heavy Ratio:

                          12.2(f)(3)(i)    The value of any account balance and
                          the present value of any accrued benefit shall be determined as of the most recent Top-Heavy Valuation Date that falls within, or ends with, the 12 month period ending on the Determination Date (or, if plans are aggregated, the Determination Dates that fall within the same calendar year), except as provided under the regulations under Code Section 416 for the first and second years of a defined benefit plan;

                          12.2(f)(3)(ii)   The value of any account balance and
                          the present value of any accrued benefit shall include the value of any distributions made during the 5 year period ending on such Determination Date and any contributions due but as yet unpaid as of the Determination Date which are required to be taken into account on that date under Code Section 416;

                          12.2(f)(3)(iii) The present value of an accrued benefit under a defined benefit plan shall be determined in accordance with the interest rate ad mortality


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


                          assumptions specified in the Adoption Agreement or, if this Plan and such defined benefit plan are Paired Plans, as specified in the Adoption Agreement for such defined benefit Paired Plan;

                          12.2(f)(3)(iv)   The account balance or accrued
                          benefit of a Participant who is not a Key Employee for the current Plan Year but who was a Key Employee in a prior Plan Year or who has not performed an Hour of Service for the Employer or any Affiliate at any time during the 5 year period ending on the Determination Date shall be disregarded.

                          12.2(f)(3)(v)    Deductible employee contributions
                          shall be disregarded;

                          12.2(f)(3)(vi)   The calculation of the Top-Heavy
                          Ratio and the extent to which contributions, distributions, rollovers, and transfers are taken into account shall be determined in accordance with Code Section 416; and

                          12.2(f)(3)(vii) If the Employer maintains more than one defined benefit plan, the accrued benefit of a Participant other than a Key Employee shall be determined under the method, if any, that uniformly applies for accrual purposes under all such defined benefit plans maintained by the Employer or an Affiliate, or if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

         12.2(g)    TOP-HEAVY RATIO DATE - means for this Plan, the last day of each Plan Year and for each other qualified plan maintained by the Employer or an Affiliate.

                    12.2(g)(1)    STANDARD OPTION - the most recent valuation
                    date for such plan or

                    12.2(g)(2)    ALTERNATIVE - the valuation date specified in
                    the Adoption Agreement.

12.3     MINIMUM ALLOCATION.

         12.3(a)    GENERAL.  Except as otherwise provided in this Section
12.3, for any Plan Year in which this Plan is a Top-Heavy Plan, the "minimum allocation" for each Participant who is not a Key Employee means an allocation of Employer Contributions and Forfeitures made in accordance with Section 12.3(d) which shall not be less than the lesser of

                    12.3(a)(1)    3% of such Participant's Compensation for
                    such Plan Year or,

                    12.3(a)(2)    if the Employer or an Affiliate has no
                    defined benefit plan which uses this Plan to satisfy the requirements of Code Section 401(a)(4) or Code Section 410, the largest percentage of the Employer Contributions and Forfeitures allocated on behalf of any Key Employee (expressed as a percentage of the first $200,000 of Compensation) for such Plan Year.




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


         12.3(b)    DEFINED BENEFIT PAIRED PLAN.  If this Plan is adopted in
combination with a defined benefit Paired Plan, the Employer and the Participating Affiliates shall make a contribution under this Plan (or, if this Plan is adopted in combination with another defined contribution Paired Plan, under any combination of defined contribution Paired Plans) for each Participant who is an Eligible Employee at any time during such Plan Year who is also a Participant in the defined benefit Paired Plan equal to at least 5% (or such greater percentage as is specified in the adoption agreement for the defined benefit Paired Plan) of Compensation for such Plan Year unless the Employer elects under such defined benefit Paired Plan to provide the minimum benefit accrual under such defined benefit Paired Plan.

If this Section 12.3(b) applies and the Employer has not elected to provide the minimum benefit accrual under the defined benefit Paired Plan, the minimum allocation required under this Section 12.3(b) for Plan Years beginning on and after the Final Compliance Date shall, subject to the ordering rules in Section 12.3(c), be made under this Plan without regard to whether the Participant also benefits under the defined benefit Paired Plan. Further, it this Plan and the defined benefit Paired Plan do not benefit the same participants for such Plan Year, the minimum allocation described in Section 12.3(a) shall, subject to the ordering rules in Section 12.3(c), be made under this Plan for each Participant described in Section 12.3(d)(1) and the minimum benefit accrual shall be made for each participant in the defined Benefit Paired Plan in accordance with the terms of such Paired Plan.

         12.3(c)    DEFINED CONTRIBUTION PAIRED PLAN.  If this Plan is adopted in combination with one or more defined contribution Paired Plans, the minimum allocation required under this Section 12.3, if any, shall be made under such Paired Plans in the following order:

                    12.3(c)(1)    STANDARD OPTION - First, under the Money
                    Purchase Pension Plan, if any; second, under the Target Benefit Pension Plan, if any; third, under the Profit Sharing Plan; if any; and finally, under the 401(k) Plan, if any.

                    12.3(c)(2)    ALTERNATIVE - in the order specified in the
                    Adoption Agreement.

         12.3(d)    PARTICIPANTS ENTITLED TO ALLOCATION.  The minimum
allocation required for any Plan Year under this Section 12.3

                    12.3(d)(1)    shall be made for each Participant who is not
                    a Key Employee and who is employed as an Eligible Employee (or on an authorized leave of absence as an Eligible Employee) on the last day of such Plan Year, without regard to the number of Hours of Service actually completed by such Participant in such Plan Year; and

                    12.3(d)(2)    shall not apply to any Participant (i) who is
                    covered under any other plan or plans maintained by the Employer or an Affiliate and the Employer has specified in the Adoption Agreement that the minimum allocation or the minimum benefit required under code Section 416 for any Plan Year for which this Plan is a Top-Heavy Plan shall be made under such other plan or plans or (ii) to the extent such Participant receives such minimum allocation or minimum benefit under this Plan or any other plans maintained by the Employer or an Affiliate.

Notwithstanding Section 12.3(d)(2), if this Plan is adopted as a nonstandardized Plan that intends to satisfy the safe harbor in the Code
Section 401(a)(4) regulations, the minimum allocation required under Section
12.3 for Plan

Years beginning on and after the Final Compliance Date must be made for each Participant described in Section 12.3(d)(1) without regard to whether the Participant also benefits under another plan, but only to the extent that such minimum allocation is not otherwise received under this Plan.

         12.3(e)    NONFORFEITABILITY.  The minimum allocation required under
this Section 12.3 (to the extent required to be nonforfeitable under Code
Section 416(b)) shall not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

         12.3(f)    COMPENSATION.  For purposes of computing the minimum
allocation under this Section 12.3, the term "Compensation" shall mean Compensation within the meaning of Code Section 415(c)(3) as described in
Section 7.2(a)(2).

         12.3(g)    MULTIPLE PLANS.  If the Employer or an Affiliate also
maintains another plan, the Employer shall specify in the Adoption Agreement how the minimum allocation, if any, required under Code Section 416 will be satisfied and, if, the Employer or an Affiliate maintains or has maintained a defined benefit plan, the method of satisfying Code Section 416(h).

         12.3(h)    INTEGRATED PLANS.

                    12.3(h)(1)    PROFIT SHARING PLAN.  If this Plan is adopted
                    as an integrated Profit Sharing Plan, the following allocation formula shall apply in lieu of the formula in
                    Section 6.3(a)(2) for each Plan Year in which such Plan is a Top-Heavy Plan.

                    The Forfeitures and the Employer Contribution shall be allocated (and posted) as of the last day of such Plan Year to the Employer Account of each Active Participant and each other Participant for whom a minimum allocation is required to be made under this Section 12.3 in accordance with the following:

                          STEP ONE - First, the lesser of (A) the sum of the Employer Contribution and Forfeitures for such Plan Year or (B) the product of the Top-Heavy Percentage and the total Compensation of all such Participants shall be allocated in the same ratio that each such Participant's total Compensation for such Plan Year bears to the total Compensation of all such Participants for such Plan Year.

                          STEP TWO - Second, the lesser of (A) the remaining Employer Contribution and Forfeitures for such Plan Year or (B) the product of the Top-Heavy Percentage (or the Maximum Disparity Rate, if less) and the total Excess Compensation of all such Participants shall be allocated in the same ratio that each such Participant's Excess Compensation for such Plan Year bears to the total Excess Compensation for all such Participants for such Plan Year.

                          STEP THREE - Third, the lesser of (A) the remaining Employer Contribution and Forfeitures for such Plan Year or (B) the Integration Amount shall be allocated in the same ratio that the sum of the total Compensation and Excess Compensation of each such Participant for such Plan Year bears to the sum of the total Compensation and Excess Compensation of all such Participants for such Plan Year.

                          STEP FOUR - Finally, the remaining Employer
                          Contribution and Forfeitures for such Plan Year shall be allocated in the same ratio that each such Participant's total Compensation for such Plan Year bears to the total Compensation of all such Participants for such Plan Year.

                    12.3(h)(2)    MONEY PURCHASE PENSION PLAN.  If this Plan is
                    adopted as an integrated Money Purchase Pension Plan, (i) the "Base Contribution Percentage" specified in the Adoption Agreement, if less than the Top-Heavy Percentage, shall be increased to equal the Top-Heavy Percentage and
                    (ii) the Employer Contribution required under Section 5.2 (as adjusted in (i) above) shall be made for each Active Participant and each other Participant for whom an allocation is required to be made under this Section 12.3.

                    12.3(h)(3)    SPECIAL DEFINITIONS.  For purposes of this
                    Section 12.3(h),

                          12.3(h)(3)(i)    "Excess Compensation" means the
                          amount, if any, of a Participant's Compensation for such Plan Year which exceeds the Integration Level for such Plan Year.

                          12.3(h)(3)(ii)   "Integration Amount" means the
                          product of (1) the total Compensation and the total Excess Compensation of all such Participants and (2) the excess, if any, of the Integration Percentage specified in the Adoption Agreement over the Top-Heavy Percentage.

                          12.3(h)(3)(iii) "Top-Heavy Percentage" means 3% or such greater percentage required under this Section
                          12.3 or specified in the Adoption Agreement.

12.4 VESTING SCHEDULE. For any Plan Year in which this Plan is a Top-Heavy Plan, the Top-Heavy vesting schedule specified in the Adoption Agreement automatically shall apply to all benefits under the Plan within the meaning of Code Section 411(a)(7) (other than benefits which are attributable to Employee Contributions or Rollover Contributions or other contributions which are nonforfeitable when made), including benefits accrued before the effective date of Code Section 416 and before this Plan became a Top-Heavy Plan, unless the regular vesting schedule is at least as favorable as such Top-Heavy vesting schedule. However, the provisions of this Section 12.4 shall not apply to the Account balance of any Participant who does not complete an Hour of Service after the Plan first becomes a Top-Heavy Plan and such Participant's Account balance attributable to Employer contributions and Forfeitures shall be determined without regard to this Section 12.4. Further, no change in the vesting schedule as a result of a change in this Plan's status to a Top-Heavy Plan or to a plan which is not a Top-Heavy Plan shall deprive a Participant of the nonforfeitable percentage of the Participant's Account balance accrued to the date of the change, and any such change to the vesting schedule shall be subject to the provisions of Section 14.3(c).

12.5 401(K) PLAN. Notwithstanding any contrary provision, the following rules shall apply if this Plan adopted as a 401(k) Plan:

         12.5(a)    Qualified Nonelective Contributions shall be treated as
Employer contributions for purposes of satisfying the minimum allocation under
Section 12.3.




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         12.5(b)    Matching Contributions allocated to the Account of a Key
Employee shall be treated as Employer contributions for purposes of determining the amount of the minimum allocation required under Section 12.3. The Plan may use Matching Contributions allocated on behalf of a non-Key Employee to satisfy the minimum allocation under Section 12.3; provided, however, that for Plan Years beginning on and after the Final Compliance Date, such contributions shall not be treated as Matching Contributions for purposes of satisfying the limitations of Section 7.4 and Section 7.5 but shall instead be subject to the general nondiscrimination rules of Code Section 401(a)(4).

         12.5(c)    Elective Deferrals allocated to the Account of a Key
Employee shall be treated as Employer contributions for purposes of determining the amount of the minimum allocation required under Section 12.3. However, for Plan Years beginning on and after the Final Compliance Date, Elective Deferrals allocated on behalf of non-Key Employees shall not be treated as Employer contributions for purposes of satisfying the minimum allocation required under Section 12.3.

SECTION 13.  INSURANCE, INDIVIDUALLY DIRECTED INVESTMENTS AND
PARTICIPANT LOANS

13.1     INSURANCE CONTRACTS.

         13.1(a)    ELECTIONS AND EXISTING LIFE INSURANCE CONTRACTS.

                    13.1(a)(1)    STANDARD OPTION.  No Participant shall have
the right to elect to have the Trustee purchase an insurance contract on his or her life for his or her Account under this Plan; however, any life insurance contract purchased under the terms of a Preexisting Plan, which is acceptable to the Trustee, shall continue to be held by the Trustee for the benefit of the Participant subject to the conditions of this Section 13.1.

                    13.1(a)(2)    ALTERNATIVE.  If so specified in the Adoption
Agreement each Participant who is an Eligible Employee may elect (subject to this Section 13.1) to have the Trustee purchase an insurance contract on his or her life for his or her Account under the Plan by completing and filing an Election Form with the Plan Administrator.

         13.1(b)    PREMIUMS.  The aggregate annual premiums on any life
insurance contracts held for a Participant's Account under this Plan shall be subject to the following limitations:

         13.1(c)    ORDINARY LIFE.  If the life insurance contacts are ordinary whole life insurance contracts which are contracts with both nondecreasing death benefits and nonincreasing premiums, such premiums shall be less than one-half of the aggregate Employer Contributions plus Forfeitures credited to the Participant's Employer Account and Matching Account.

                    13.1(c)(1)    TERM AND UNIVERSAL LIFE.  If the life
insurance contracts are term life insurance contracts, universal life insurance contracts and any other life insurance contracts (other than whole life), then such premiums shall not exceed one-fourth of the aggregate Employer Contributions plus Forfeitures credited to the Participant's Employer Account and Matching Account.

                    13.1(c)(2)    COMBINATION.  If the life insurance contracts
either combine features of ordinary whole life and other life insurance or consist of ordinary whole life and other life insurance




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contracts, the sum of one-half of the ordinary whole life premiums plus all other life insurance premiums shall not exceed one-fourth of the aggregate Employer Contributions plus Forfeitures credited to the Participant's Employer Account and Matching Account.

         13.1(d)    OWNER AND BENEFICIARY.   The Trustee shall apply for and be
the owner of each life insurance contract held under this Plan and also shall be named s the beneficiary of each such life insurance contract. In the event of the Participant's death prior to the date as of which the Participant's Account becomes payable under the Plan, the Trustee, as beneficiary, shall pay the entire proceeds of such life insurance contracts to the Participant's Account which shall then be distributed to the surviving Spouse, or, if applicable, to the Participant's Beneficiary in accordance with Section 10. Under no circumstances shall the Fund retain any part of the proceeds of any life insurance contracts. In the event of a conflict between the terms of the Plan and the terms of any life insurance contracts held under this Plan, the Plan provisions shall control.

         13.1(e)    ALLOCATIONS.  Any dividends or credits earned on a life
insurance contract held under this Plan shall be allocated to the Account of the Participant for whom the contract was purchased and may be applied to pay the annual premium on such life insurance contract. The amount of the annual premium on each such insurance contract shall be charged against the Account of
the insured Participant.   The value of any such insurance contract shall be
deemed to be zero for the purposes of allocating the Employer Contribution, Forfeitures or the Fund Earnings for any Plan Year as provided in Section 6.

         13.1(f)    DISTRIBUTION TO PARTICIPANT.  Subject to Section 10, JOINT
AND SURVIVOR ANNUITY REQUIREMENTS, the life insurance contracts held as part of a Participant's Account shall be distributed in kind to the Participant upon retirement or other termination of employment as an Employee for reasons other than death (1) if such Account is completely nonforfeitable or (2) if the cash surrender value of such contracts is equal to or less than the nonforfeitable portion of the Participant's Account. If neither one of these conditions is satisfied and the Participant does not elect to purchase the life insurance contracts under Section 13.1(f), the Trustee shall surrender such contracts, add the proceeds to the Participant's Account and distribute the nonforfeitable percentage of the Participant's Account in accordance with Section 10.

         13.1(g)    TERMINATION OF INSURANCE ELECTION.  A Participant may
direct the Trustee to stop making premium payments on a life insurance contract held as part of the Participant's Account and to surrender such contract or to sell such contract to the Participant by completing and filing an Election Form with the Plan Administrator. If the Participant purchases the contract, he or she shall prepare and deliver to the Trustee all papers needed to properly effect that purchase and shall pay to the Trustee an amount equal to the cash surrender value of the contract at the time of the purchase. The amount paid either by the Participant for the purchase or by the insurance company in connection with the surrender of a contract shall be credited to the Participant's Account as of the date payments is made to the Trustee. A Participant automatically shall be deemed to have directed the Trustee to stop premium payments and to surrender a life insurance contract immediately before a premium due date if the premium due on that date would exceed the premium payment limits in Section 13.1(b).




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13.2     INDIVIDUALLY DIRECTED INVESTMENTS.

         13.2(a)    GENERAL.

                    13.2(a)(1)    STANDARD OPTION.  No Participant or a
Beneficiary may direct the investment of such individual's Account.

                    13.2(a)(2)    ALTERNATIVE.  If so specified in the Adoption
Agreement, a Participant or a Beneficiary may elect how such individual's Account shall be invested between the investment alternatives available under the plan from time to time. The Plan Administrator shall furnish to each Participant and Beneficiary sufficient information to make informed decisions with regard to investment alternatives and, if this Plan is intended to satisfy ERISA Section 404(c), information which satisfies the requirements of the regulations under ERISA Section 404(c). An individual's investment direction shall apply

                          13.2(a)(2)(i)    STANDARD OPTION.  to the
individual's entire Account or

                          13.2(a)(2)(ii)   ALTERNATIVE.  only to the portion of
the individual's Account specified in the Adoption Agreement.

         13.2(b)    ELECTION RULES.  The Plan Administrator from time to time
shall establish and shall communicate in writing to such individuals such reasonable restrictions and procedures for making individual investment elections as the Plan Administrator deems appropriate under the circumstances for the proper administration of this Plan. Such restrictions and procedures shall be applied on a uniform and nondiscriminatory basis to all similarly situated individuals and, if this Plan is intended to satisfy ERISA Section 404(c), shall be in accordance with the regulations under ERISA Section 404(c).

         13.2(c)    NO ELECTION.  The Account of an individual for whom no
investment election is in effect under this Section 13.2, either because such individual failed to make a proper election or terminated an election under this Section 13.2, shall be invested as designated by the Plan Administrator.

13.3 PARTICIPANT LOANS. This Section 13.3 shall apply only if the Employer specifies in the Adoption Agreement that loans shall be permitted. However, if loans are not permitted in the Adoption Agreement, any outstanding loans made under the terms of the Preexisting Plan shall be subject to this
Section 13.3.

         13.3(a)    ADMINISTRATION AND PROCEDURES.  The Plan Administrator
shall establish objective nondiscriminatory written procedures for the administration of the loan program under this Section 13.3 (which written procedures, together with any written amendments to such procedures, hereby are expressly incorporated by reference as a part of this Plan), including, but not limited to,

                    13.3(a)(1)    the class of Participants and Beneficiaries
who are eligible for a loan;

                    13.3(a)(2)    the identity of the person or position
authorized to administer the loan program;

                    13.3(a)(3)    the procedures for applying for a loan




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                        13.3(a)(4)   the basis on which loans will be approved
or denied;

                        13.3(a)(5)   the limitations, if any, on the types and
amounts of loans offered;

                        13.3(a)(6)   the procedures for determining a
reasonable rate of interest;

                        13.3(a)(7)   the types of collateral which may be used
as security for a loan; and

                    13.3(a)(8)    the events constituting default and the steps
what will be taken to preserve Plan assets in the event of such default.

         13.3(b)    NO LOANS TO CERTAIN OWNERS AND FAMILY MEMBERS.  No loans
shall be made under this Plan to a Participant or Beneficiary who is

                    13.3(b)(1)    an Owner-Employee,

                    13.3(b)(2)    an employee or officer of an Employer or an
Affiliate which is an electing small business corporation within the meaning of Code Section 1361 ("S Corporation") who owns (or is considered to own within the meaning of Code Section 318(a)(1)) on any day during any taxable year of such corporation for which it is an S Corporation more than 5% of the outstanding stock of such corporation, or

                    13.3(b)(3)    a member of the family (as defined in Code
Section 267(c)(4)) of a Participant or Beneficiary described in clause (1) or
(2).

         13.3(c)    GENERAL CONDITIONS.  If loans are made available after
October 18, 1989 to any Participant or Beneficiary who is a "party in interest" (as defined in ERISA Section 3(14)) with respect to the Plan, then loans shall be made available to all Participants and Beneficiaries who are parties in interest with respect to the Plan. All loans which are made under this Plan shall comply with the following requirements under Code Section 4975(d)(1) and ERISA Section 408(b)(1):

                    13.3(c)(1)    such loans shall be made available to
Participants and Beneficiaries who are eligible for a loan on a reasonably equivalent basis;

                    13.3(c)(2)    such loans shall not be made available to
Highly Compensated Employees in an amount greater than the amount made available to other Employees;

                    13.3(c)(3)    such loans shall be made in accordance with
                    specific provisions regarding such loans set forth in the Plan and the written procedure described in Section 13.3(a);

                    13.3(c)(4)    such loans shall bear a reasonable rate of
                    interest; and

                    13.3(c)(5)    such loans shall be adequately secured.

            13.3(d)    OTHER CONDITIONS.  All loans made under this Plan shall
            be subject to the following conditions:




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


                    13.3(d)(1)    If the loan is secured by any portion of the
                    Participant's Account and Section 10.5 does not apply to any portion of the Participant's Account, the Participant's Spouse, if any, must consent in writing to the granting of such security interest or to any increase in the amount of security no earlier than the beginning of the 90 day period before such loans is made; provided

                          13.3(d)(1)(i)    such consent must be in writing
                          before a notary public and must acknowledge the effect of such loan;

                          13.3(d)(1)(ii)   such consent shall be irrevocable
                          and shall be binding against the person, if any, identified as the Participant's Spouse at the time of such consent and any individual who may subsequently become the Participant's Spouse;

                          13.3(d)(1)(iii) a new consent shall be required in the event of any renegotiation, extension, renewal, or other revision of such a loan; and

                          13.3(d)(1)(iv)   if a valid spousal consent has been
                          obtained, then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining (and may reduce) the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account balance (determined without regard to the preceding sentence) is payable to the surviving Spouse, then the vested Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving Spouse.

                    13.3(d)(2)    The loan shall provide for the repayment of
                    principal and interest in substantially level installments with payments not less frequently than quarterly over a period of 5 years or less unless such loan is classified as a "home loan" (as described in Code Section 72(p));

                    13.3(d)(3)    If the loan is secured by any portion of the
                    Participant's Account, such Account balance shall not be reduced as a result of a default until a distributable event occurs under the Plan; and

                    13.3(d)(4)    The Participant or Beneficiary shall agree to
                    such other terms and conditions as are required under the written procedures described in Section 13.3(a).

         13.3(e)    CREDITING OF LOAN PAYMENTS.

                    13.3(e)(1)    ACCOUNT ASSET (STANDARD OPTION).  The loan to
                    a Participant whose loan request is granted under this
                    Section 13.3 shall be made from, and shall be an asset of, the Participant's Account and all principal and interest payments on such loan shall be credited exclusively to the Participant's Account.




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


                    13.3(e)(2)    FUND ASSET (ALTERNATIVE). If the Employer
                    specifies in the Adoption Agreement that loans shall be treated as an asset of the fund or, if any loan which was made under a Preexisting Plan was treated as an asset of the Fund, such loans shall be treated under this Plan as a general Fund investment and an asset of the Fund, and all principal and interest payments on such loan shall be credited exclusively to the Fund as a general Fund investment.

         13.3(f)    LIMITATIONS ON AMOUNTS. The principal amount of any loan
(when added to the outstanding principal balance of any outstanding loans made under this Plan or under any other plan which is tax exempt under Code Section 401 and which is maintained by the Employer or an Affiliate) to the Participant shall not exceed the lesser of (1) and (2) below:

                    13.3(f)(1)    DOLLAR LIMIT - $50,000 reduced by the
                    excess, if any, of

                          (i) the highest outstanding principal balance of previous loans to the Participant from the Plan (and any other plan maintained by the Employer or an Affiliate) during the one year period ending immediately before the date such current loans is made, over

                          (ii) the current outstanding principal balance of such previous loans on the date such current loan is made, or

                    13.3(f)(2)    ACCOUNT LIMIT.

                          (i) STANDARD OPTION - 50% of the nonforfeitable interest in the Participant's Account at the time the loans is made, or

                          (ii) ALTERNATIVE - if so specified in the Adoption Agreement, the greater of $10,000 or the amount specified in Section 13.3(f)(2)(i), but in no event more than the nonforfeitable interest in the Participant's Account.


An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan shall be treated as a loan for purposes of the limitations in this Section 13.3(f).

         13.3(g)    FAILURE TO REPAY.  If (1) the terms of the loan provide
         that it shall become due and payable in full if the Participant's or Beneficiary's obligation to repay the loan has been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full and (2) such loan is not actually repaid in full, such loan shall be cancelled on the Fund's books and records and the amount otherwise distributable to such Participant or Beneficiary under this Plan shall be reduced by the principal amount of the loan plus accrued but unpaid interest due as determined without regard to whether the loan had been discharged through a bankruptcy or any other legal process or action which did not actually result in payment in full. The Plan Administrator shall have the power to direct the Trustee to take such action as the Plan Administrator deems necessary or appropriate to stop the payment of an Account to or on behalf of a Participant who fails to repay a loan (without regard to whether the obligation to repay such




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

         loan had been discharged through a bankruptcy or any other legal process or action) until the Participant's Account has been reduced by the principal plus accrued but unpaid interest due (without regard to such discharge) on such loan or to distribute the note which evidences such loan in full satisfaction of that portion of such Account which is represented by the value of such note. Notwithstanding the foregoing, in the event of a default, foreclosure on the note and execution of the Plan's security interest in the Account shall not occur until a distributable event occurs under this Plan and interest shall continue to accrue only to the extent permissible under applicable law.

         13.3(h)    DISTRIBUTIONS.  In the event the Participant's
         Account becomes distributable before the loan is repaid in full, then the vested Account balance shall be adjusted by first reducing the vested Account balance by the amount of the security interest in the Account and then determining the benefit payable. Nothing shall preclude the Trustee from cancelling the Plan's security interest in the Account and distributing the note in lieu of any other Plan assets in full satisfaction of that portion of the Participant's Account represented by the value of the outstanding balance of the loan or the amount which would have been outstanding but for a discharge in bankruptcy or through any other legal process.

SECTION 14. ADOPTION, AMENDMENT, WITHDRAWAL AND CONVERSION, MERGER, ASSET TRANSFERS AND TERMINATION

14.1     ADOPTION.

         14.1(a)    GENERAL. Subject to the terms and conditions of this Plan, the Trust Agreement and the Adoption Agreement, any sole proprietorship, partnership or corporation may adopt this Plan by completing and executing the Adoption Agreement. The Plan as adopted by the Employer shall be effective for all purposes (other than as a "prototype plan") as of the Effective Date. However, the status of the Plan as a "prototype plan" shall be conditioned upon acceptance of the Adoption Agreement by the Prototype Sponsor and, upon such acceptance, such status as a "prototype plan" shall be effective retroactive to the Effective Date except as provided in Section 14.4.

         14.1(b)    PREEXISTING PLAN. If this Plan is adopted as an amendment
         and restatement of a Preexisting Plan, (1) the Trust Agreement shall be substituted for the trust or other funding arrangement under the Preexisting Plan, (2) the assets held under such trust or other funding arrangement shall become assets of the Fund, (3) an Account shall be established for each person who is a participant or beneficiary in the Preexisting Plan, and (4) the dollar value assigned to such participant's or beneficiary's Preexisting Plan account or accounts shall be credited to such person's Account under this Plan (or to one or more subaccounts under such Account). All optional forms of benefit available under the Preexisting Plan which must be preserved under Code Section 411(d)(6) shall be available to the Participant under this Plan. Further, such optional forms shall be described in the Adoption Agreement and shall apply to the Participant's entire Account balance. Notwithstanding the foregoing, if the Employer so specifies in the Adoption Agreement and separately accounts for the benefits attributable to the Preexisting Plan as described in Section 14.5(c) or, if applicable, Section 10.5, the optional forms which must be preserved may be limited to such separate accounts.




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


         14.1(c)    PARTICIPATING AFFILIATES. If this Plan is adopted as a
         standardized Plan, each Affiliate shall automatically become a Participating Affiliate effective as of the later of the Effective Date or the date such entity first becomes an Affiliate. If this Plan is adopted as a nonstandardized Plan, an Affiliate of the Employer may adopt the Employer's Plan effective as of any date on or after the Effective Date. An Affiliate's execution of the Adoption Agreement (or a separate signature page to the Adoption Agreement) shall evidence the Participating Affiliate's adoption of the Plan and the effective date of such adoption. In adopting this Plan, each Participating Affiliate is deemed to have authorized the Employer to effect all actions under this Plan on its behalf, including but not limited to the powers reserved to the Employer under this Section 14 and the power to enter into such agreements with the Trustee or others as may be necessary or appropriate under the Plan.

14.2     AMENDMENT.

         14.2(a)    PROTOTYPE SPONSOR. Subject to the restrictions of Section
         14.3, the Prototype Sponsor shall have the right at any time and from time to time to amend this Plan in any respect whatsoever in writing. To the extent required under the procedures and rules in effect for master and prototype plans at the time of any such amendment, notice of such amendment shall be given to the Employer by the Prototype Sponsor as soon as practicable under the circumstances.

         14.2(b)    EMPLOYER.  Subject to the restrictions of Section 14.3,
         the Employer shall have no right to amend this Plan except (1) by entering into a new Adoption Agreement with the Prototype Sponsor, (2) by adding such language to the Adoption Agreement as is necessary to allow the Plan to continue to satisfy the requirements of Code Section 415 or Code Section 416 because of the required aggregation of multiple plans, (3) by adopting certain model amendments published by the Internal Revenue Service which specifically provide that such adoption would not cause the Plan to be treated as an individually designed plan, or (4) by withdrawing this Plan as a prototype and converting it into an individually designed plan as provided in
         Section 14.4.

14.3     CERTAIN AMENDMENT RESTRICTIONS.

         14.3(a)    GENERAL.  No amendment to the Plan shall be made which
         would (1) deprive a Participant of the nonforfeitable percentage of his or her Account balance accrued to the later of the effective date of the amendment or the date the amendment is adopted, or (2) decrease a Participant's Account balance or eliminate an optional form of benefit except to the extent permissible under Code Section
         412(c)(8), Section 401(a)(4) and Section 411(d)(6) and the regulations under those sections.

         14.3(b)    CHANGE IN SERVICE CALCULATION METHOD.  If an amendment
         changes the method of calculating service, each Employee who had any service credit under such prior method shall be credited with any service for any computation period during which such amendment was effective in accordance with the rules in Section 3.

         14.3(c)    CHANGE IN VESTING SCHEDULE.  If an amendment directly or
         indirectly affects the computation of a Participant's nonforfeitable percentage of his or her Account or it the Plan's vesting schedule changes status as a result of change in the Plan's status as a Top-Heavy Plan (as described in Section 12.4), each Participant with at east 3 years of service with the Employer or an




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Affiliate may elect, within a reasonable period after the adoption of the amendment, to have the nonforfeitable percentage of his or her Account computed under this Plan without regard to such amendment. In the case of a Participant who does not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting 5 years of service for 3 years of service. The period during which the election may be made shall commence with date the amendment is adopted and shall end on the later of

                    14.3(c)(1)    60 days after the amendment is adopted;

                    14.3(c)(2)    60 days after the amendment becomes
         effective; or

                    14.3(c)(3)    60 days after the Participant is issued
         written notice of the amendment by the Plan Administrator.

Furthermore, if an amendment changes the Plan's vesting schedule, the nonforfeitable percentage (determined as of the later of the date the amendment is adopted or the date it becomes effective) of the employer-derived Account balance of each Employee who is a Participant as of such date shall not be less than the percentage computed under the Plan without regard to such amendment.

14.4     WITHDRAWAL AS A PROTOTYPE AND CONVERSION TO INDIVIDUALLY DESIGNED
PLAN.

         14.4(a)    VOLUNTARY CONVERSION.  The Employer may voluntarily
         withdraw this Plan as a "prototype plan"' and convert it to an individual designed plan by written notice filed with the Trustee and the Prototype Sponsor. For purposes of this Section 14.4, such withdrawal shall be effective with respect to the Employer's plan and the Trustee as of the effective date of such withdrawal, but such withdrawal shall not relieve the Employer of any responsibilities or liabilities to the Prototype Sponsor until 60 days after the date the Prototype Sponsor receives written notice of such withdrawal unless the Prototype Sponsor agrees in writing to an earlier effective date for such withdrawal.

         14.4(b)    INVOLUNTARY CONVERSION.  The Employer shall be deemed to
         have withdrawn this Plan as a "prototype plan" and converted it to an individually designed plan effective as of the earlier of the date

                    14.4(b)(1)    the Internal Revenue Service or a court
                    determines that this Plan fails to meet the requirements of Code Section 401;

                    14.4(b)(2)    the Trustee ceases to maintain a brokerage
                    account for the Plan with the Prototype Sponsor or with an approved subsidiary of the Prototype Sponsor;

                    14.4(b)(3)    the Prototype Sponsor notifies the Employer
                    in writing that the Prototype Sponsor for reasons sufficient to the Prototype Sponsor has terminated its sponsorship of its prototype plan program or of this Plan for the Employer; or

                    14.4(b)(4)    the Employer amends any Provision of this
                    Plan or the Adoption Agreement (other than in accordance with Section 14.2(b)(1) through (3)) including an




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                    amendment because of a waiver of the minimum funding
                    requirement under Code Section 412(d).

         14.4(c)    EFFECT OF WITHDRAWAL AND CONVERSION.  If this plan is
         withdrawn as a prototype and converted to an individually designed Plan under this Section 14.4, the Employer as of the effective date of such withdrawal shall assume the right and responsibility to amend the Plan under Section 14.2(a) and thereafter only the Employer shall make amendments to this Plan; provided, (1) no such amendment shall affect the Trustee's rights or duties under this Plan without the Trustee's prior written consent and (2) any such amendment shall be subject to the restrictions of Section 14.3.

14.5     MERGER, CONSOLIDATION OR ASSET TRANSFERS.

         14.5(a)    GENERAL.  In the case of any Plan merger or consolidation
         with, or transfer of assets or liabilities to or from, any other employee benefit plan, each person for whom an Account then is maintained shall be entitled to receive a benefit from such plan, if it is then terminated, which is equal to or greater than the benefit such person would have been entitled to receive immediately before such merger, consolidation or transfer, if this Plan then had been terminated.

         14.5(b)    AUTHORIZATION.  The Plan Administrator may authorize the
         Trustee to accept a transfer of assets from or transfer Fund assets to the trustee, custodian or insurance company of any other plan which satisfies the requirements of Code Section 401(a) in connection with a merger or consolidation with, or other transfer of assets and liabilities to or from any such plan, provided that the transfer will not affect the qualification of this plan under Code Section 401(a) and the assets to be transferred are acceptable to the Trustee.

         14.5(c)    SEPARATE ACCOUNT.  The Plan Administrator may establish
         separate bookkeeping accounts for any assets transferred to the Trustee under this Section 14.5 and shall establish such separate bookkeeping accounts if required under this Plan. If separate accounts are maintained with respect to transferred assets, no contributions or Forfeitures under this Plan shall be credited to such separate accounts, but such accounts shall share in the Fund Earnings on the same basis as each other Account under Section 6.2. Any individual for whom an Account is established under this Section 14.5 shall become a Participant in this Plan as of the effective date of the merger, consolidation or asset transfer: however, no contributions shall be made by or on behalf of such individual under this Plan unless such individual is otherwise entitled to such contributions under the terms of this Plan.

         14.5(d)    CODE Section  411(D)(6) PROTECTED BENEFITS.  All optional
         forms of benefit available under the transferor plan which must be preserved under Code Section 411(d)(6) shall be available to the Participant under this Plan unless such transfer meets the requirements of Code Section 414(l) and the Participant has made an elective transfer which satisfies the requirements set forth in Q&A-3(b) of Section 1.411(d)-4 of the Federal Income Tax Regulations. Further, such options forms shall be described in the Adoption Agreement and, generally, shall apply to the Participant's entire Account balance. Notwithstanding the foregoing, if the Employer so specifies in the Adoption Agreement and separately accounts for such transferred assets, the optional forms which must be preserved may be limited to such separate account.




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14.6     TERMINATION.

         14.6(a)    RIGHT TO TERMINATE.  The Employer may terminate or
         partially terminate this Plan or discontinue contributions to this Plan at any time by written action of the Board filed with the Trustee and the Prototype Sponsor. The Employer reserves the right to terminate the participation in this Plan by any Participating Affiliate at any time by written action. Furthermore, a Participating Affiliate's participation in this Plan automatically shall terminate if (and at such time as) its status as an Affiliate terminates for any reason whatsoever (other than through a merger or consolidation into another Participating Affiliate). However, a Participating Affiliate's termination of participation in this Plan shall not be deemed to be a termination or partial termination of the Plan except to the extent required under the Code. Upon complete termination of this Plan, any unallocated amounts (other than amounts in a Code
         Section 415 suspense account described in Section 7.2(b)) shall be allocated in accordance with the Plan terms but, if the Plan terms do not address the allocation of such amounts, they shall be allocated in a nondiscriminatory manner prior to distribution of Plan assets.

         14.6(b)    FULL VESTING UPON TERMINATION.  If this Plan is terminated or partially terminated under this Section 14.6 or it there is a complete discontinuance of contributions under this Plan, the Account of each affected Employee of the Employer or an Affiliate shall become nonforfeitable on the effective date of such termination or partial termination or complete discontinuance of contributions, as the case may be. In the event of a complete termination of this Plan or a complete discontinuance of contributions, each other Account (except to the extent otherwise nonforfeitable under the terms of this Plan) shall become a Forfeiture and shall be allocated as such under Section
         6.3 as of the effective date of such complete termination or complete discontinuance as if such date was the last day of a Plan Year.

SECTION 15.    ADMINISTRATION

15.1 NAMED FIDUCIARIES. The Plan Administrator and the Employer (if the Plan Administrator is not the Employer) shall be the Named Fiduciaries responsible to the extent of their powers and responsibilities assigned in the Plan for the control, management and administration of the Plan. The Plan Administrator, the Employer and the Trustee (other than Smith Barney Shearson Trust Company) shall be the Named Fiduciaries responsible to the extent of their respective powers and responsibilities assigned to them in the Trust Agreement for the safekeeping, control, management, investment and administration of the assets of the Fund. Any power or responsibility for the control, management or administration of the Plan or the Fund which is not expressly assigned to a Named Fiduciary under the Plan or the Trust Agreement, or with respect to which the proper assignment is in doubt, shall be deemed to have been assigned to the Employer as a Named Fiduciary. One Named Fiduciary shall have no responsibility to inquire into the acts and omissions of another Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan or the Trust Agreement. Any person may serve in more than one fiduciary capacity under the Plan or the Trust Agreement and a fiduciary may be a Participant provided such individual otherwise satisfies the requirements of Section 4.

A Named Fiduciary, by written instrument filed by the Plan Administrator with the records of the Plan, may designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan or Trust Agreement, other than the responsibilities of the Trustee for the safekeeping, control,

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management, investment and administration of the assets of the Fund, except to the extent the Trustee's responsibility for investment decisions is delegated to the Employer, the Plan Administrator, or an investment manager.

15.2 ADMINISTRATIVE POWERS AND DUTIES. Except to the extent expressly reserved under the Plan or the Trust Agreement to the Employer, the Board, or the Trustee, the Plan Administrator shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of the Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the power to construe the Plan, the related Adoption Agreement, and the Trust Agreement, to determine eligibility for benefits and to resolve all interpretative, equitable or other questions that arise under the Plan or the Trust Agreement. The decisions of the Plan Administrator on all matters within the scope of its authority shall be final and binding. To the extent a discretionary power or responsibility under the Plan or Trust Agreement is expressly assigned to a person other than the Plan Administrator, such person shall have complete discretionary authority to carry out such power or responsibility and such person's decisions on all matters within the scope of such person's authority shall be final and binding.

15.3 AGENT FOR SERVICE OF PROCESS. The agent for service of process for this Plan shall be the person who is identified as the agent for service of process in the summary plan description for this Plan. Neither the Prototype Sponsor nor any of its affiliates shall be the agent for service of process for the Plan.

15.4 REPORTING AND DISCLOSURE. All records regarding the operation, management and administration of this Plan shall be maintained by the Plan Administrator. The Plan Administrator shall satisfy any federal or state requirement to report and disclose any information regarding this Plan to any federal or state department or agency, or to any Participant or Beneficiary.

SECTION 16.   MISCELLANEOUS

16.1     SPENDTHRIFT CLAUSE AND QUALIFIED DOMESTIC RELATIONS ORDERS.   Except
to the extent permitted by law, no Account, benefit, payment or distribution under this Plan or Trust Agreement shall be subject to attachment, garnishment, levy, execution or any claim or legal process of any creditor of a Participant or Beneficiary, and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any part of such individual's Account, benefit, payment or distribution under this Plan or Trust Agreement. The preceding sentence also shall apply to the creation, alienation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order ("QDRO") within the meaning of Code Section 414(p) and such order is entered on or after January 1, 1985. The Plan Administrator shall establish uniform and nondiscriminatory procedures regarding the determination of whether a domestic relations order constitutes a QDRO, the timing of distributions made pursuant to a QDRO and the treatment of any separate account established under this Plan pursuant to a QDRO. Unless otherwise expressly specified in such procedures, (1) the Plan Administrator shall treat a domestic relations order entered before January 1, 1985 as a QDRO in accordance with Code Section 414(p) and (2) a distribution may be made to an alternate payee pursuant to a QDRO prior to the earliest date that a distribution could be made to a Participant under the terms of this Plan and prior to a Participant's "earliest retirement age" under Code Section 414(p). The determinations and the distributions made by, or at the direction of, the Plan




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

Administrator under this Section 16.1 shall be final and binding on the Participant and on all other persons interested in such order.

16.2 BENEFITS SUPPORTED ONLY BY TRUST FUND. Any person having any claim for any benefit under this Plan shall look solely to the assets of the Fund for the satisfaction of that claim. In no event shall the Prototype Sponsor, the Trustee, the Plan Administrator, the Employer or a Participating Affiliate or any of their employees, officers, directors or their agents be liable in their individual capacities to any person whomsoever for the payment of any benefits under this Plan.

16.3 DISCRIMINATION. The Plan Administrator shall administer the Plan in a manner which it deems equitable under the circumstances for all similarly situated Employees, Participants, Spouses and Beneficiaries; provided, the Plan Administrator shall not permit discrimination in favor of Highly Compensated Employees of the Employer or any Participating Affiliate which would be prohibited under Code Section 401(a).

16.4 CLAIMS. Any payment to a Participant or Beneficiary or to the legal representative or heirs-at-law of any such person made in accordance with the provisions of this Plan shall to the extent of such payment be in full satisfaction of all claims under this Plan against the Trustee, Plan Administrator, a Named Fiduciary, the Employer and any Participating Affiliate, any of whom may require such person, such person's legal representative or heirs-at-law, as a condition precedent to such payment to execute a receipt and release in such form as shall be determined by the Trustee, Plan Administrator, a Named Fiduciary, the Employer or a Participating Affiliate, as the case may be.

16.5     NONREVERSION.  Except as provided in Section 7.2(b) and in this
Section 16.5, neither the Employer nor any Participating Affiliate shall have any present or prospective right, claim, or interest in the Fund or in any Employer contribution made to the Trustee.

To the extent permitted by the Code and ERISA, the Employer contributions described in this Section 16.5, less any losses on such contributions, shall be returned by the Trustee to the Employer or to any Participating Affiliate upon the written direction of the Plan Administrator in the event that:

         16.5(a)    an Employer contribution is made by a mistake of fact,
         provided such return is effected within one year after the payment of such contribution;

         16.5(b)    a final judicial or Internal Revenue Service determination is made that this Plan fails to satisfy the requirements of Code
         Section 401 with respect to its initial qualification (provided, if the Employer is not entitled to rely on the Prototype Sponsor's opinion letter, the application for the initial qualification of the Plan is made on or before the date prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe), in which event all Employer contributions made before such judicial or administrative determination (whichever last occurs) plus any earnings and minus any losses shall be returned within one year after such determination, all such contributions being hereby conditioned upon this Plan satisfying all applicable requirements under Code Section 401 from and after its adoption; or




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


         16.5(c)    a deduction for an Employer contribution is disallowed
         under Code Section 404, in which event such contribution shall be returned within one year after such disallowance, all such contributions being hereby conditioned upon being deductible under Code Section 404.

16.6 EXCLUSIVE BENEFIT. The corpus or income of the Fund shall not be diverted to or used for any purpose other than the exclusive benefit of Participants or Beneficiaries.

16.7 EXPENSES. Any expenses of the Fund which are properly allocable to an individual's Account (including, but not limited to, expenses related to an individual's investment directions, annuity contract purchases and other transactional fees for processing distributions) may be charged directly against such individual's Account if so provided in the administrative procedures established by the Plan Administrator.

16.8 SECTION 16 OF SECURITIES EXCHANGE ACT OF 1934. If this Plan is invested in employer securities and this Plan permits employees of the Employer who are subject to the reporting requirements of Section 16 of the Securities Act of 1934, as amended ("Act") to receive awards, then notwithstanding any other provision of this Plan, the provisions of this Plan that set forth the formula or formulas that determine the amount, price or timing of awards to such persons and any other provisions of this Plan of the type referred to in
Section 1.6b-3(c)(2)(ii) of the Act shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Further, to the extent required, the employees described in the preceding sentence shall be subject to such withdrawal, investment and other restrictions necessary to satisfy Rule 16b-3 under the Act. This Section 16.8 is intended to and shall be effective only to the extent required by such rule and shall be interpreted and administered in accordance with such rule.

16.9 ARBITRATION. Any claims or controversies with the Prototype Sponsor related to this Plan are subject to arbitration in accordance with the arbitration provisions of the Smith Barney Shearson Qualified Retirement Plan and IRA Client Agreement or any successor to such agreement, which provisions hereby are expressly incorporated herein by reference.




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                                     PART 2


                             SMITH BARNEY SHEARSON

                         PROTOTYPE DEFINED CONTRIBUTION

                                TRUST AGREEMENT

SMITH BARNEY SHEARSON
TRUST AGREEMENT

SECTION 1.    INTRODUCTION AND CONSTRUCTION

1.1 INTRODUCTION. This Trust Agreement is a part of the Smith Barney Shearson Prototype Defined Contribution Plan and is entered into between the Employer and the Trustee effective as of the date the Adoption Agreement is executed by the Employer and the Trustee. If the Plan is adopted as an amendment and restatement of a Pre-Existing Plan, this Trust Agreement shall amend and restate the trust agreement or other funding arrangement for the Pre-Existing Plan.

1.2 DEFINITIONS. The terms in this Trust Agreement which begin with a capital letter shall have the meanings set forth in Section 2 of the Plan.
For purposes of this Trust Agreement, "SBSTC" shall mean Smith Barney Shearson Trust Company and any successor in interest to Smith Barney Shearson Trust Company.

1.3 CONTROLLING LAWS. To the extent such laws are not preempted by federal law, this Trust Agreement shall be construed and interpreted under the laws of the state specified in the Adoption Agreement; provided, if SBSTC has been appointed as Trustee, this Trust Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

1.4 CONSTRUCTION. The headings and subheadings in this Trust Agreement have been inserted for convenience of reference only and are to be ignored in the construction of its provisions. Wherever appropriate, the masculine shall be read as the feminine, the plural as the singular, and the singular as the plural. References in this Trust Agreement to a section (Section) shall be to a section in this Trust Agreement unless otherwise indicated. References in this Trust Agreement to a section of the Code, ERISA or any other federal law shall also refer to the regulations issued under such section.

The Employer intends that the Plan and this Trust Agreement and the related Adoption Agreement which are part of the Plan satisfy the requirements for tax exempt status under Code Section 401(a), Code Section 501 (a) and related
Code sections and that the provisions of the Trust Agreement, the Plan, and the related Adoption Agreement be construed and interpreted in accordance with the requirements of the Code and the regulations under the Code.

Further, except as expressly stated otherwise, no provision of this Plan or this Trust Agreement or the related Adoption Agreement is intended to nor shall grant any rights to Participants or Beneficiaries or any interest in the Fund in addition to those minimum rights or interests required to be provided under ERISA and the Code and the regulations under ERISA and the Code.

Nothing in this Plan or this Trust Agreement or the related Adoption Agreement shall be construed to prohibit the adoption or the maintenance of the Plan and Trust Agreement as an individually designed plan and trust agreement of the adoption of this Trust Agreement in connection with an individually designed plan, but in such event, the Employer may not rely on the opinion letter issued to the Prototype Sponsor and the Prototype Sponsor shall have absolutely no responsibility for such individually designed plan and trust agreement.




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Finally, in the event of any conflict between the terms of the Plan and the terms of this Trust Agreement or the Adoption Agreement, the terms of the Plan shall control.


SECTION 2.    GENERAL

All the Trustee's rights, power, authorities, duties and responsibilities of any kind or description whatsoever respecting the Fund shall be solely and exclusively as expressly stated in the Plan and in this Trust Agreement.
Except to the extent the Employer or Plan Administrator also is the Trustee for the Plan, the Trustee shall have no responsibility whatsoever with respect to the maintenance, operation and administration of the Plan. No right, power, authority, duty or responsibility of any kind or description whatsoever respecting the Fund or the maintenance, operation or administration of the Plan shall be attributed to the Trustee on account of any ambiguity or inference which might be interpreted by any person to exist in the terms of the Plan or this Trust Agreement. Finally, if SBSTC is Trustee, any discretionary powers, duties or responsibilities assigned to the Trustee in this Trust Agreement shall be exercised or performed by SBSTC only upon the direction of the Plan Administrator, the Employer or an Investment Manager, and SBSTC shall exercise no discretion with respect to the investment or management of the Fund except to the extent that Fund assets are invested in a common or collective group trust maintained by SBSTC or an affiliate of SBSTC.


SECTION 3.    CONTRIBUTIONS AND TRUST FUND

The Employer and the Trustee shall establish reasonable procedures for making and accepting contributions to the Fund and any asset transfers pursuant to
Section 9 of this Trust Agreement. The Trustee shall accept any contributions the Trustee reasonably believes are paid to it in accordance with such procedures, except that the Trustee may refuse to accept any non-cash contributions or assets which either are not acceptable to the Trustee or the acceptance of which the Trustee reasonably believes would constitute a prohibited transaction under ERISA or the Code. If this Trust Agreement is an amendment and restatement of a trust agreement or other funding arrangement for a Pre-Existing Plan, the assets held under such pre-existing trust agreement or other funding arrangement shall (to the extent acceptable to the Trustee and permissible under the prohibited transaction rules of ERISA and the Code) be transferred to the Trustee pursuant to reasonable transfer procedures established by the Trustee, the Employer and any predecessor trustee, custodian or insurance carrier and shall become assets of the Fund. The Trustee shall have no responsibility with respect to such transferred assets except to receive such assets and to hold and administer the same thereafter in accordance with this Trust Agreement. The Trustee shall not be responsible for any act or omission of a predecessor trustee or any other person with respect to assets that are transferred to the Trustee when the Fund is a continuation of a trust fund or other funding arrangement under a Pre-Existing Plan and shall not be required to make any claim or demand against any of such persons unless the Employer requests in writing that the Trustee make such claim or demand. The Fund shall consist of all such contributions and assets together with the income or gains on such contributions and assets, less any payments, distributions, transfers, assessments and losses from or on such contributions and assets. The Fund shall be managed and controlled by the Trustee pursuant to the terms of this Trust Agreement without distinction between principal and income and without liability for the payment of any interest on such assets. The Trustee shall not be responsible for the amount or the collection of any contributions to the Fund or for the determination of the amount or frequency of any contribution required by the Plan, ERISA or the Code and such responsibilities shall be borne solely by the Employer and the Participating Affiliates. Further, the Trustee, for investment purposes, may combine into one fund the Funds created under each Plan maintained by the Employer and Participating Affiliates and (unless otherwise specified) all references to the Fund in this Trust Agreement shall be references to the combined Funds; provided that (a) the Trustee shall maintain separate books and records of the assets, contributions, distributions and income or losses allocable to each such Fund, and (b) no part of one Fund shall be used to pay the expenses, benefits or liabilities attributable to any other Fund.


SECTION 4.    MANAGEMENT OF TRUST FUND

4.1 PLAN ADMINISTRATOR. With respect to the Fund, the Plan Administrator shall have those duties and responsibilities specified in this Trust Agreement and, additionally, shall have the duty to advise the Trustee and any other person of such facts and issue such directions as may be required to enable the Trustee and such other person to execute their duties and responsibilities under this Agreement.

4.2 TRUSTEE. The Trustee shall have the sole and exclusive power (except as otherwise provided in this Trust Agreement) in the management and control of the Fund to do all things and execute such instruments as may be deemed necessary or proper, including the powers described in this section, all of which may be exercised without order of or report to any court. To the extent the exercise of any such power would require the exercise of discretion by SBSTC as the Trustee (other than the management and control of any assets invested in any common or collective trust maintained by SBSTC or its affiliates), SBSTC as Trustee shall exercise such power only in accordance with the specific direction of the Plan Administrator, the Employer or an Investment Manager.

         4.2(a) To sell, exchange, or otherwise dispose of any property at any time held or acquired by the Fund, at public or private sale, for cash or on terms, without advertisement, including the right to lease for any term notwithstanding the period of the Trust Agreement;

         4.2(b)     To vote in person or by proxy and corporate stock or other security and to agree to or take, or refrain from taking, any other action necessary or appropriate for a shareholder or owner in regard to any reorganization, merger, consolidation, liquidation, bankruptcy or other procedure or proceeding affecting any stock, bond, note or other property;

         4.2(c)     To compromise, settle or adjust any claim or demand by or
         against the Fund and to agree to any rescission or modification of any contract or agreement affecting the Fund;

         4.2(d)     To borrow money, and to secure the same by mortgaging,
         pledging, or conveying the property of the Fund;

         4.2(e)     To deposit any stock, bond or other security in any
         depository or other similar institution and to register any stock, bond or other security in the name of a nominee or in street name provided such securities are held on behalf of the Fund by a bank or trust company, subject to supervision by the United States or a State, a broker or dealer registered under the Securities Exchange Act of 1934 ("Act") or a "clearing agency" as defined in the Act. or their nominees, without the addition of words indicating that such security is held in a fiduciary capacity, but accurate records shall be maintained showing that such security is a Fund asset and the Trustee shall be responsible for the acts of such nominee;

         4.2(f)     To hold cash in such amounts as may be in its opinion
         reasonable for the proper operation of the Fund;

         4.2(g)     To invest any and all monies in such stocks, bonds,
         securities, investment company or trust shares or mutual funds, including mutual funds which invest in commodities, mortgages, notes, choses in action, real estate, improvements thereon, and other property as the Trustee may deem appropriate, including "employer securities" (whether or not such securities are "qualifying employer securities") or "employer real property" (whether or not such property is "qualifying employer real property"), as such terms are defined for purposes of ERISA Section 407, except to the extent prohibited under ERISA or the code;

         4.2(h)     To grant, sell, purchase, or exercise any option of any
         kind or description whatsoever to purchase or sell any security or other property which is a permissible investment under this Section 4(b), provided the Trustee in no event shall grant or sell any option under which any person can require the Fund to sell any security or other property which the Fund at the time of such grant or sale does not hold in any amount sufficient to cover such option and any other outstanding option granted or sold by the Trustee, and the Trustee in no event shall dispose of any such security or other property covering any such option until such option is exercised or otherwise expires;

         4.2(i)     To invest all, or any part, of the assets of the Fund in
         any common, collective or group trust fund maintained under Code
         Section 584 or Revenue Riling 81-100, 1981-l C.B. 326 exclusively for the investment of the assets of tax exempt pension and profit sharing plans, the provisions of which upon such investment shall automatically be adopted and made a part of this Trust Agreement for the period such investment is made in such common, collective or group trust fund; provided, if SBSTC is the Trustee,

                    4.2(i)(1)     the Trustee shall, upon receipt of written
                    investment directions, invest some or all of the Fund in one or more collective trust funds (including, without limitation, any collective trust fund maintained by the Trustee or by any affiliate of the Trustee) that are exempt from taxation under Code Section 501(a);

                    4.2(i)(2) any such investment shall be subject to all the provisions of the declaration of trust creating such collective trust fund which is adopted in its entirety as an integral part of the Plan and of this Trust Agreement;

                    4.2(i)(3)     the Employer, Plan Administrator or
                    Investment Manager shall not have any right to vote or otherwise in any manner control the operation and management of any such collective trust fund, the operation of any party to any such collective trust fund, or any beneficiary of any such collective trust fund;

                    4.2(i)(4)     the Trustee (or its affiliate) is authorized
                    to utilize investment advice received from investment advisers for any collective trust fund maintained by the Trustee (or its affiliate) including, without limitation, such advice received from [SLH Capital Management and SLH Asset Management, each of which is a division of] an affiliate of the Trustee, and to utilize the brokerage services of the Prototype Sponsor, an affiliate Trustee; and




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                    4.2(i)(5)     the Employer, Plan Administrator or
                    Investment Manager, as applicable, shall determine, prior to any direct either of them to invest the Fund in any such collective trust, that the services provided to the Plan through the collective trust fund including, without limitation, any investment advisory services provided to the Trustee (or its affiliate) by [SLH Capital Management and SLH Asset Management] and brokerage services provided by the Prototype Sponsor are (A) necessary to the operation of the Plan, (B) furnished under a declaration of trust which is reasonable and (C) furnished for reasonable compensation;

         4.2(j)     To purchase, hold, sell, surrender or distribute any
         investment contract, life insurance contract or annuity contract as directed by a Participant or the Plan Administrator in accordance with the Plan;

         4.2(k)     To make a participant loan as directed by the Plan
         Administrator; and

         4.2(l)     To make such other investments as the Trustee in its
         discretion shall deem best or if SBSTC is the Trustee or the Trustee is subject to the direction of another person, as directed by someone other than the Trustee, without regard to any law now or hereafter in force (other than ERISA) limiting the investments of trustees or other fiduciaries.

         The Trustee shall not be required to make any inventory or appraisal or report to any court, nor to secure any order of court for the exercise of any power contained in this Trust Agreement, and shall not be required to give bond (except as required by ERISA).

         Notwithstanding the foregoing, if SBSTC is the Trustee, SBSTC shall invest all assets of the Fund which are to be invested on an interim basis pending reinvestment, distribution or other disbursement either
         (1) in depository accounts bearing a reasonable rate of interest which maintained by SBSTC or by any affiliate of SBSTC or (2) in commingled short-term investment funds which are maintained by SBSTC or by any affiliate of SBSTC, in which event the provisions of Section 4(b)(9) of this Agreement shall apply.

         Except as agreed to in writing by the Trustee and the Employer, Trustee shall not be liable and shall be indemnified and held harmless by the Employer for any liability, loss, damage, expense, assessment or other cost of any kind or description whatsoever, which the Trustee incurs as a result of or arising out of (1) any action taken at the direction of the Employer, the Plan Administrator or an Investment Manager, (2) any failure to act if, under the terms of this Trust Agreement, action can be taken only after receipt from the Employer, the Plan Administrator or an Investment Manager of specific directions, (3) any action or failure to act based on advice of legal counsel to the Employer or the Plan Administrator, or (4) any failure to act pending the receipt of directions from the Employer, the Plan Administrator or an Investment Manager, when the Trustee has made a written request for such direction provided, such action or failure to act is not attributable to fraud, misconduct, negligence or error by the Trustee. Further, if SBSTC is the Trustee, SBSTC may from time to time request the advice of counsel on any legal matter, including the interpretation of the Plan and this Trust Agreement, and shall be indemnified and held harmless for any and all liability, damage, expense, assessment or other cost of any kind or description resulting from or on account of its services as Trustee under the Plan, including, but not limited to, any co-fiduciary liability under ERISA
         Section 405 and any liability, damage, expense,




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         assessment or other cost arising out of its actions in accordance with advice of counsel. Except as agreed to in writing by the Trustee and the Employer, the provisions of this paragraph shall survive the term of this Trust Agreement and may not be amended by any person or entity other than the Prototype Sponsor or terminated except with the consent of the Trustee.

4.3 INVESTMENT MANAGER. The Plan Administrator as a Named Fiduciary at any time may appoint in writing a person, or more than one person, including, subject to Section 4(i) of this Trust Agreement, the Prototype Sponsor or any of its affiliates, who either (1) is registered as an investment adviser under the Investment Advisers Act of 1940 ("Act"), (2) is a bank as defined in the Act, or (3) is an insurance company which, within the meaning of ERISA Section 3(38), is qualified to manage, acquire and dispose of the assets of an employee benefit plan under the laws of more than one state, as an investment manager pursuant to ERISA Section 3(38) ("Investment Manager") for all of the Fund or for a specified portion of the Fund allocated by the Plan Administrator to such Investment Manager's management account ("Management Account").

The Plan Administrator shall notify the Trustee of such appointment and of the date such appointment becomes effective, and such investment Manager shall have the sole responsibility and duty and the sole power, without prior consultation with the Board, the Employer, the Plan Administrator, the Trustee, or any other person, to manage and direct or effect the acquisition and disposition of the assets of the Fund allocated to such Management Account from the date the appointment as Investment Manager becomes effective. The Plan Administrators as a Named Fiduciary also may terminate the appointment of any person as an Investment Manager and may cause assets of the Fund to be added to or deleted from any Management Account.

The Investment Manager may exercise his or her power through procedures as agreed upon with the Trustee which satisfy the requirements of the securities laws and the rules of the New York Stock Exchange (and any other exchange on which securities are traded for such manager's Management Account), and the Trustee shall not be liable in any respect to any person, and shall be indemnified and held harmless by the Employer, for acting in accordance with such procedures. Pending receipt of directions from the Investment Manager, any cash received by the Trustee from time to time for such manager's Management Account may be retained in the Fund in cash. If an Investment Manager ceases to have investment responsibility for the Management Account, the Plan Administrator or the Employer, as authorized in accordance with
Section 4(d) of this Trust Agreement, shall manage such assets in accordance with Section 4(d) or shall appoint another Investment Manager to manage such assets.

4.4 PLAN ADMINISTRATOR OR EMPLOYER INVESTMENT DIRECTIONS. The Board at any time may authorize in writing the Plan Administrator or the Employer as a Named Fiduciary to manage and direct the investment of all or any specified portion of this assets of the Fund as determined by the board, and the Board at any time may modify or terminate such authorization in writing. If SBSTC is appointed as Trustee, the Employer shall automatically be deemed to be so authorized to manage and direct the investment of the entire Fund; provided, the Employer may specify in the Adoption Agreement that such direction shall be made by the Plan Administrator. In the event the Plan Administrator or the Employer is authorized to manage and direct the investment of Fund assets under this Section 4(d), the provisions of Section 4(c) of this Trust Agreement shall apply in all respects as if the Plan Administrator or the Employer, as applicable, was an Investment Manager and the portion of the assets subject to such management and direction was a Management Account.




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4.5      PARTICIPANT INVESTMENT DIRECTIONS.  If the Plan permits a participant or a Beneficiary to direct the investment of such individual's Account, the Plan Administrator shall direct the Trustee to establish the investment alternatives designated by the Plan Administrator and to accept directions to invest all or any specified portion of the Participant's Account among such alternatives. The Plan Administrator in consultation with the Trustee shall establish such reasonable rules for effecting the investment elections as the Plan Administrator deems necessary or appropriate and such rules shall be applied on a uniform and nondiscriminatory basis to all similarly situated individuals. Except as required under ERISA, neither the Plan Administrator, the Employer nor the Trustee shall be responsible for any investment decisions made by a Participant or a Beneficiary. If a Participant or Beneficiary fails to direct the investment of the Account, then the Employer or Plan Administrator (as authorized in accordance with Section 4(d) of this Trust Agreement) shall assume the investment responsibility for such Account.

4.6 CUSTODIAN. The Trustee (including SBSTC) at any time and from time to time may appoint one, or more than one, person, including, subject to Section 4(i) of this Trust Agreement, the Prototype Sponsor or any of its affiliates, to perform such custodial safekeeping, record keeping, securities execution and other nondiscretionary functions of the Trustee as the Trustee deems appropriate, and any person who is appointed to perform a custodial safekeeping function may (in connection with the performance of that function) hold Fund securities in a street name, provided that the Trustee shall remain the beneficial owner of all assets held by such person and such person in no event shall be granted any discretionary authority in the capacity as a custodian to manage and direct the acquisition and disposition of Fund assets.

4.7 MULTIPLE TRUSTEES. More than one person can serve at the same time as the Trustee, including any combination of individuals and banks or similar institutions, and in the event that more than one person does serve at the same time as Trustee under the Plan and this Trust Agreement, the references to "Trustee" in the Plan and this Trust Agreement wherever applicable shall be deemed to be to "Trustees" and such Trustees may allocate among themselves by unanimous written consent (signed by all Trustees) such specific Trustee duties, responsibilities and functions in the management of the Fund and otherwise under the Plan and this Trust Agreement as the Trustees deem appropriate under the circumstances. The Trustees in all unallocated duties, responsibilities and functions shall act by majority vote at a meeting at which a majority of the Trustees are present or by unanimous written consent (signed by all Trustees) in lieu of a meeting. Any person shall be entitled to rely conclusively upon any written action signed by all Trustees or by any one or more Trustees to whom the power to take such action has been allocated by unanimous written consent signed by all Trustees. Finally, the provisions of
Section 8 of this Trust Agreement shall apply to the resignation or removal of any one of the Trustees, provided that (1) all notices required in such Section 8 also shall be given to any remaining Trustees, (2) the Employer only shall be required to appoint successor Trustees upon the resignation or removal of all Trustees then serving, and (3) the Employer or the remaining Trustees may demand and receive an accounting upon the resignation or removal of one or more of the Trustees. Notwithstanding the foregoing, if SBSTC is not the sole Trustee under the Plan, SBSTC shall serve in a nondiscretionary, custodial capacity only subject to the directions of the Employer or the Plan Administrator and SBSTC shall have no duties with respect to assets held by any other person including, without limitation, any other Trustee for the Fund. Further, the Employer hereby agrees that SBSTC shall not serve as, and shall not be deemed to be, a co-trustee under any circumstances.

4.8 COMMUNICATIONS. The Employer, the Plan Administrator and each Investment Manager shall establish with the Trustee such oral, written or electronic communication procedures (or any combination




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of such communication procedures) or such other procedures as such persons and the Trustee deem reasonable and prudent under the circumstances for the orderly administration of the Fund. The Trustee and each other person shall be entitled to rely conclusively upon any and all communication from the Employer, the Plan Administrator and each Investment Manager reasonably believed to be communicated in accordance with such established procedures.

If the Trustee receives a direction which in the Trustee's determination is incomplete, was not communicated in accordance with established procedures or otherwise cannot reasonably be executed, the Trustee shall promptly inform the person responsible for such direction and shall take no further action pending receipt of proper directions from such person.

4.9 PROTOTYPE SPONSOR. Nothing in the Plan or this Trust Agreement shall prevent the Prototype Sponsor or any of its affiliates from engaging in any transaction with the Plan or the Fund, provided that such transaction does not (in the opinion of the Prototype Sponsor) constitute a "prohibited transaction" under ERISA Section 406 or Code Section 4975, and the Employer shall provide such written documentation as the Prototype Sponsor deems necessary or appropriate to determine that any such transaction would not be a "prohibited transaction."

To the extent that ERISA or a prohibited transaction exemption requires action by an individual independent of the Plan Sponsor and its affiliates or their employers, officers and directors, then the Employer, the Plan Administrator, an Investment Manager, a Participant or a Beneficiary shall have full power and authority to take action on behalf of the Fund as necessary to satisfy ERISA or such exemption provided such person otherwise is authorized to act under this Trust Agreement.

4.10 VOTING OF PROXIES. Except as provided in this Section 4(j), the person with the responsibility to manage and invest all or a portion of the Fund shall have the exclusive authority and responsibility for voting proxies with respect to investments held for such portion of the Fund and the Trustee shall be obligated to vote such proxies only in accordance with the directions of such person and shall be precluded from voting such proxies except in accordance with such directions.

However, the Plan Administrator, as Named Fiduciary, may reserve to itself the right to vote proxies with respect to any investments which are otherwise subject to the management and control of an investment Manager and, in such event, the Investment Manager shall be precluded from voting such proxies.


SECTION 5.    BENEFIT PAYMENTS

No disbursement from the Fund shall be made by the Trustee for purposes of the payment of any Plan benefit except on the written direction of the Plan Administrator, and the Trustee shall have no duty or obligation whatsoever to inquire as to the accuracy of such direction or its propriety in light of the provisions of the Plan, ERISA or the Code. Upon written direction (which may be a continuing direction) from the Plan Administrator as to the name of any person to whom payment is to be made from the Fund and when such payment is to be made and the amount and manner of such payment, and consistent with the income tax withholding requirements, the Trustee shall draw checks, purchase annuity contracts or distribute other assets from the Fund in the name of the person designated by the Employer and deliver such checks, contracts or other assets in such manner and in such amounts and at such times




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as the Plan Administrator shall direct or, if appropriate, the Trustee shall make an electronic transfer to the account of such person designated by the Plan Administrator in such amounts and at such times as the Plan Administrator shall direct.

If SBSTC is the Trustee, all payments to be paid by means of a check from the Trustee shall be paid from a non-interest bearing checking account to be maintained with an affiliate of the Trustee. Prior to executing this Trust Agreement, the Employer shall determine that such checking account services are
(1) necessary to the operation of the Plan, (2) furnished under an arrangement which is reasonable and (3) furnished for reasonable compensation.

In the event the Trustee shall deem it necessary to withhold any distribution pending compliance with legal requirements with respect to probate of wills, appointment of personal representatives, payment or provision for estate or inheritance taxes, or for death duties or otherwise, the Trustee shall notify the Plan Administrator and shall thereafter take no action pending receipt of the Plan Administrator's instructions to distribute and an agreement form the Plan Administrator, in form satisfactory to the Trustee, protecting it from any liability arising out of noncompliance with such requirements.

The Plan Administrator may in its discretion direct, and the Trustee shall make payment on such direction, that Plan payments be made (1) directly to an incompetent or disabled person, whether because of minority or mental or physical disability, (2) to the guardian or to the person having custody of such person if a court of competent jurisdiction has appointed such guardian or custodian, or (3) to any person designated or authorized under any state statute to receive such payments on behalf of such incompetent or disabled person without further liability either on the part of the Employer, the Plan Administrator or the Trustee for the amount of such payment to the person on whose account such payment is made.

In the case of a termination, partial termination, a complete discontinuance of contributions or the termination of participation by a Participating Affiliate as described in Section 14.5 of the Plan, the Plan Administrator shall direct the Trustee precisely as to what action to take and the Trustee (subject to the terms of this Trust Agreement and the Plan and to such terms and conditions, if any, as agreed upon between the Plan Administrator and the Trustee) shall follow such directions.

The Plan Administrator shall determine anticipated liquidity requirements to meet projected benefit payments for each Plan Year and, if any adjustment from the practices and policies agreed upon between the Plan Administrator and the Trustee at the adoption of this Trust Agreement is deemed appropriate, notice of such adjustment shall be communicated by the Plan Administrator in writing as soon as practicable to the Trustee. The Trustee shall be under no duty to make any such adjustment prior to receiving such notice.


SECTION 6.    VALUATION AND ACCOUNTING BY TRUSTEE

The Trustee as of each Valuation Date shall determine the fair market value of the assets of the Fund (or, if more than one Fund is combined for investment purposes, of each such Fund) based upon such reasonable accounting principles, practices and procedures as the Trustee shall adopt and consistently apply for this purpose, which determination shall be final and binding. At such times as agree upon between the Trustee and the Plan Administrator, the Trustee shall file with the Plan Administrator a




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written report setting forth such fair market value and all investments, receipts and disbursements and other transactions of the Fund since the date of the last such report.

Upon the execution of 90 days from the filing of the Trustee's report and except as provided under ERISA, the Trustee shall be forever relieved and discharged from any liability or accountability to anyone with respect to the propriety of its actions or the transactions shown by such report except with respect to those acts or transactions to which the Plan Administrator or the Employer shall, within such 90 day period, have filed with the Trustee its written disapproval, and neither the Plan Administrator nor the Employer nor any other person shall have the right to demand or be entitled to any further or different accounting by the Trustee.


SECTION 7.    EXPENSES

All reasonable and proper expenses of the Plan and the Fund (within the meaning of ERISA Section 403(c)(1) and Section 404(a)(1)(A)), including any taxes which may be levied or assessed against the Trustee on account of the Fund and the Trustee's compensation as agreed upon from time to time by the Employer and the Trustee, shall be paid from the Fund unless (a) the payment of such expense would constitute a "prohibited transaction" within the meaning of ERISA Section 406 or Code Section 4975 or (b) the Employer pays such expenses. Any such expenses of the Fund which are properly allocable to an individual's Account (including, but not limited to, expenses related to an individual's investment directions, annuity contract, purchases and other transactional fees for processing distributions) may be charged directly against such individual's Account if so provided in administrative procedures established by the Plan Administrator. No payments shall be made to a Trustee who also receives full-time pay from the Employer or from a Participating Affiliate except for his or her benefits, if any, from the Plan and the reimbursement of his or her reasonable and proper expenses as a Trustee which are not reimbursed by any other person.


SECTION 8.    RESIGNATION OR REMOVAL OF TRUSTEE

The Trustee may resign at any time by delivering its written resignation to the Employer. The Employer shall within 60 days after receipt of such resignation appoint a successor trustee in writing (acceptable for this purpose to the Employer and the successor trustee) delivered to the Trustee and to such successor trustee. The Employer may remove the Trustee at any time and appoint a successor trustee or trustees upon 60 days written notice to the Trustee unless the Trustee agrees to a shorter notice period. In either event, on the appointment of such successor, the Trustee shall promptly turn over to such successor all assets held by the Trustee and shall make a final accounting to the Plan Administrator and the Employer. The successor trustee shall have no responsibility except to receive such money and property from the Trustee and to hold and administer the same thereafter in accordance with this Trust Agreement and shall not be responsible for any act or omission of the Trustee, and shall not be required to make any claim or demand against the Trustee unless the Plan Administrator or the Employer shall in writing request the successor trustee to make a claim or demand against the Trustee. Any such successor trustee shall have and may exercise all the rights, powers, and duties of the Trustee as fully and to the same extent as if it had originally been named Trustee herein.




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SECTION 9.    MERGERS, CONSOLIDATIONS AND ASSET TRANSFERS

The Trustee upon written direction of the Plan Administrator shall transfer and deliver Fund assets to or accept the transfer to the Fund of assets acceptable to it from any trustee, custodian or insurance carrier maintaining any investment medium of a pension or profit sharing plan which is tax exempt under Code Section 401(a) into which the Plan (or any portion thereof) shall be merged or consolidated.

In the case of any Plan merger or consolidation with, or transfer of assets or liabilities to or from, any other employee benefit plan, each person for whom an Account then is maintained shall be entitled to receive a benefit from such plan, if it is then terminated, which is equal to or greater than the benefit such person would have been entitled to receive immediately before such merger, consolidation or transfer, if the Plan then had been terminated. The Trustee in connection with either of the above described transfers shall have no liability or responsibility (1) to determine whether such transfer shall be in conformity with the provisions of the Plan, any other plan, ERISA or the Code or (2) to determine the effect of such transfer upon any Accounts. Any direction of the Plan Administrator respecting any of the foregoing shall constitute a certification that the transfer so directed is in conformity with the provisions of the Plan or any other plan, this Trust Agreement, ERISA and the Code, and the Trustee shall act in accordance with such direction.

SECTION 10.     SINGLE TRUST - SEPARATE FUNDS

The assets of the Fund (or, if more than one Fund is combined for investment purposes, of each such Fund) shall be held, administered, invested and managed by the Trustee (except to the extent investment responsibility is allocated to another person under the terms of this Trust Agreement) consistent with the terms of this Trust Agreement in all respects as a single trust even though portions of such assets may be attributable to different employers or may be allocable to the payment of benefits for different employee groups. The Plan Administrator shall be responsible to maintain and determine the appropriate portion of the Fund held in respect of any such group of employees in the event that such maintenance or determination shall become necessary. The determination by the Plan Administrator of the portion of the Fund held in respect of any such employee group shall be final and conclusive upon all persons.


SECTION 11.     NAMED FIDUCIARIES AND ADMINISTRATION

The Plan Administrator and the Employer (if the Plan Administrator is not the Employer) shall be the Named Fiduciaries responsible to the extent of their powers and responsibilities assigned in the Plan for the control, management and administration of the Plan. The Plan Administrator, the Employer and the Trustee (other than SBSTC) shall be the Named Fiduciaries responsible to the extent of their respective powers and responsibilities assigned to them in the Trust Agreement for the safekeeping, control, management, investment and administration of the assets of the Fund. Any power or responsibility for the control, management or administration of the Plan or the Fund which is not expressly assigned to a Named Fiduciary under the Plan or the Trust Agreement, or with respect to which the proper assignment is in doubt, shall be deemed to have been assigned to the Employer as a Named Fiduciary. One Named Fiduciary shall have no responsibility to inquire into the acts and omissions of another Named Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Named Fiduciary under the Plan or the Trust Agreement. Any person may serve in more than one fiduciary capacity under




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the Plan or the Trust Agreement and a fiduciary may be a Participant provided such individual otherwise satisfied the requirements of Section 4.

A Named Fiduciary, by written instrument filed by the Plan Administrator with the records of the Plan, may designate a person who is not a Named Fiduciary to carry out any of its responsibilities under the Plan or Trust Agreement, other than the responsibilities of the Trustee for the safekeeping, control, management, investment and administration of the assets of the Fund, except to the extent the Trustee's responsibility for investment decisions is delegated to the Employer, the Plan Administrator, or an Investment Manager.

Except to the extent expressly reserved under the Plan or the Trust Agreement to the Employer, the Board, or the Trustee, the Plan Administrator shall have the exclusive responsibility and complete discretionary authority to control the operation, management and administration of the Plan, with all powers necessary to enable it properly to carry out such responsibilities, including (but not limited to) the power to construe the Plan, the related Adoption Agreement, and the Trust Agreement, to determine eligibility for benefits and to resolve all interpretative, equitable or other questions that arise under the Plan or the Trust Agreement. The decisions of the Plan Administrator on all matters within the scope of its authority shall be final and binding. To the extent a discretionary power or responsibility under the Plan or Trust Agreement is expressly assigned to a person other than the Plan Administrator, such person shall have complete discretionary authority to carry out such power or responsibility and such person's decisions on all matters within the scope of such person's authority shall be final and binding.


SECTION 12.    MISCELLANEOUS

12.1 SPENDTHRIFT CLAUSE AND QUALIFIED DOMESTIC RELATIONS ORDERS. Except to the extent permitted by law, no Account, benefit, payment or distribution under the Plan or this Trust Agreement shall be subject to attachment, garnishment, levy, execution, or any claim or legal process of any creditor of a Participant or Beneficiary, and no Participant or Beneficiary shall have any right to alienate, commute, anticipate, or assign all or any part of such individual's Account, benefit, payment or distribution under the Plan or this Trust Agreement. The preceding sentence also shall apply to the creation, alienation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless such order is determined to be a qualified domestic relations order ("QDRO") within the meaning of code Section 414(p) and such order is entered on or after January 1, 1985. Notwithstanding the foregoing, the Plan Administrator may treat a domestic relations order entered before January 1, 1985 as a QDRO in accordance with Code Section 414(p) and Section 16.1 of the Plan.

12.2 BENEFITS SUPPORTED ONLY BY THE TRUST FUND. Any person having any claim for any benefit under the Plan shall look solely to the assets of the Fund for the satisfaction of that claim. In no event will the Prototype Sponsor, the Trustee, the Plan Administrator, the Employer or a Participating Affiliate or any of their employees, officers, directors or their agents be liable in their individual capacities to any person whomsoever for the payment of any benefits under the Plan.

12.3 CLAIMS. Any payment to a Participant or Beneficiary, or to the legal representative of heirs-at-law of any such person made in accordance with the provisions of the Plan shall to the extent of such payment be in full satisfaction of all claims under the Plan against the Trustee, Plan Administrator, a Named Fiduciary, the Employer and any Participating Affiliate, any of whom may require such person,




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such person's legal representative or heirs-at-law, as a condition precedent to such payment, to execute a receipt and release in such form as shall be determined by the Trustee, Plan Administrator, a Named Fiduciary, the Employer or a Participating Affiliate, as the case may be.

12.4 NONREVERSION. Except as provided in Section 12(d) of the Plan and in this Section 12(d), neither the Employer nor any Participating Affiliate shall have any present or prospective right, claim, or interest in the Fund or in any Employer contribution made to the Trustee.

To the extent permitted by the Code and ERISA, the Employer contributions described in this Section 12(d), less any losses on such contributions, shall be returned by the Trustee to the Employer or to any Participating Affiliate upon the written direction of the Plan Administrator in the event that:


         12.4(a) an Employer contribution is made by a mistake of fact, provided such return is effected within one year after the payment of such contribution;

         12.4(b) a final judicial or Internal Revenue Service determination is made that the Plan fails to satisfy the requirements of Code Section 401 with respect to its initial qualification (provided, if the Employer is not entitled to rely on the Prototype Sponsor's opinion letter, the application for the initial qualification of the Plan is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe), in which event all Employer contributions made before such judicial or administrative determination (whichever last occurs), plus any earnings and minus any losses shall be returned within one year after such determination, all such contributions being hereby conditioned upon the Plan satisfying all applicable requirements under Code Section 401 from and after its adoption; or

         12.4(c) a deduction for an Employer contribution is disallowed under Code Section 404, in which event such contribution shall be returned within one year after such disallowance, all such contributions being hereby conditioned upon being deductible under Code Section 404.

The Trustee shall have no obligation or responsibility whatsoever to determine whether the return of any such Employer contributions is permitted by the Code or ERISA and shall (to the extent permissible under law) be indemnified and held harmless by the Employer for acting in accordance with written directions given by the Plan Administrator pursuant to this Section 12(d).

12.5 EXCLUSIVE BENEFIT. The corpus or income of the Fund shall not be diverted to or used for any purpose other than the exclusive benefit of Participants or Beneficiaries.




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